                                                                  Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

--------------------------------------------------x
                                                  :
IN RE                                             : Chapter 11
                                                  :
SOLUTIA INC., ET AL.,                             : Case No. 03-17949 (PCB)
                                                  :
         Debtors.                                 : (Jointly Administered)
                                                  :
--------------------------------------------------x


THIS PLAN APPLIES TO:

 X  All Debtors                             Axio Research Corporation
---                                     ---

    Solutia Inc.                            Solutia Investments, LLC
---                                     ---

    Solutia Business Enterprises Inc.       Beamer Road Management Company
---                                     ---

    Solutia Systems, Inc.                   Monchem, Inc.
---                                     ---

    Solutia Overseas, Inc.                  Solutia Inter-America, Inc.
---                                     ---

    CPFilms Inc.                            Solutia International Holding, LLC
---                                     ---

    Solutia Management Company, Inc.        Solutia Taiwan, Inc.
---                                     ---

    Monchem International, Inc.             Solutia Greater China, Inc.
---                                     ---

             DEBTORS' SECOND AMENDED JOINT PLAN OF REORGANIZATION
             ----------------------------------------------------

                                          KIRKLAND & ELLIS LLP
                                          Citigroup Center
                                          153 East 53rd Street
                                          New York, New York 10022-4611
                                          Telephone: (212) 446-4800
                                          Facsimile: (212) 446-4900
                                          Richard M. Cieri (RC 6062)
                                          Jonathan S. Henes (JH 1979)
                                          Colin M. Adams (CA 2913)

                                          Attorneys for the Debtors and Debtors
                                          in Possession

Dated: July 9, 2007

                               TABLE OF CONTENTS

                                                                           Page

INTRODUCTION..................................................................1

ARTICLE I DEFINED TERMS, RULES OF INTERPRETATION AND COMPUTATION OF TIME......1
         A.       Defined Terms...............................................1
                  1.       "2027/2037 Notes"..................................1
                  2.       "Abernathy Settlement Agreement"...................1
                  3.       "Ad Hoc Notes Committee"...........................1
                  4.       "Ad Hoc Trade Committee"...........................1
                  5.       "ACE Companies"....................................1
                  6.       "ACE Insurance Program"............................1
                  7.       "ACE Settlement Agreement".........................2
                  8.       "Administrative Expense Claim".....................2
                  9.       "Administrative Expense Claim Bar Date"............2
                  10.      "Affiliate"........................................2
                  11.      "Allowed Claim"....................................2
                  12.      "Allowed . . . Claim"..............................3
                  13.      "Anniston Consent Decree"..........................3
                  14.      "Anniston Global Settlement Agreement".............3
                  15.      "Anniston Litigation Settlement Agreements"........3
                  16.      "Anniston Side Letter Agreement"...................3
                  17.      "Avoidance Actions"................................3
                  18.      "Axio Claims"......................................3
                  19.      "Axio Liquidation Sale"............................3
                  20.      "Ballot"...........................................3
                  21.      "Bankruptcy Code"..................................3
                  22.      "Bankruptcy Court".................................3
                  23.      "Bankruptcy Rules".................................3
                  24.      "Bar Date".........................................3
                  25.      "Bar Date Order"...................................4
                  26.      "Business Day".....................................4
                  27.      "Cash".............................................4
                  28.      "Causes of Action".................................4
                  29.      "CERCLA"...........................................4
                  30.      "Chapter 11 Cases".................................4
                  31.      "Chemicals Assets".................................4
                  32.      "Chemicals Liabilities"............................4
                  33.      "Chocolate Bayou Agreements".......................4
                  34.      "Chocolate Bayou Settlement".......................4
                  35.      "Claim"............................................4
                  36.      "Claims Objection Deadline"........................4
                  37.      "Class"............................................4
                  38.      "Commercial and Operating Agreements"..............5
                  39.      "Confirmation".....................................5
                  40.      "Confirmation Date"................................5
                  41.      "Confirmation Hearing".............................5
                  42.      "Confirmation Order"...............................5
                  43.      "Consummation".....................................5
                  44.      "Convenience Claims"...............................5

                                      i

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                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                           Page
                                                                           ----

                  45.      "CPFilms Claims"...................................5
                  46.      "Creditors' Committee".............................5
                  47.      "Debtor Intercompany Claim"........................5
                  48.      "DIP Claims".......................................5
                  49.      "DIP Credit Facility"..............................5
                  50.      "DIP Lender".......................................5
                  51.      "Directors' and Officer Indemnity Claims"..........5
                  52.      "Disclosure Statement Hearing".....................5
                  53.      "Disclosure Statement Order".......................6
                  54.      "Disputed Claim"...................................6
                  55.      "Disputed Claims Reserve"..........................6
                  56.      "Disputed General Unsecured Claims Reserve"........6
                  57.      "Disputed General Unsecured Claim".................6
                  58.      "Distribution".....................................6
                  59.      "Distribution Agreement"...........................6
                  60.      "Distribution Date"................................6
                  61.      "Distribution Record Date".........................6
                  62.      "Effective Date"...................................6
                  63.      "Eligible Holder"..................................6
                  64.      "Entity"...........................................6
                  65.      "Environmental Liability"..........................6
                  66.      "Environmental Liability Costs"....................6
                  67.      "Equity Committee".................................6
                  68.      "Equity Committee Adversary Proceeding"............6
                  69.      "Equity Interest"..................................7
                  70.      "ERISA"............................................7
                  71.      "Estate" and, collectively, "Estates"..............7
                  72.      "Exchange Act".....................................7
                  73.      "Executory Contract and/or Unexpired Lease"........7
                  74.      "Exit Financing Facility"..........................7
                  75.      "Exit Financing Facility Agent Bank"...............7
                  76.      "Exit Financing Facility Commitment Letter"........7
                  77.      "Final Order"......................................7
                  78.      "Formalin Purchase Agreement"......................7
                  79.      "Funding Co".......................................7
                  80.      "Funding Co Charter"...............................7
                  81.      "General Unsecured Claims".........................7
                  82.      "HCN Purchase Agreement"...........................8
                  83.      "HMD Purchase Agreement"...........................8
                  84.      "HMTA Purchase Agreement"..........................8
                  85.      "Holdback Amount"..................................8
                  86.      "Holdback Escrow Account"..........................8
                  87.      "Holder" and, collectively, "Holders"..............8
                  88.      "HSR Act"..........................................8
                  89.      "Impaired".........................................8
                  90.      "Impaired Claim"...................................8
                  91.      "Impaired Class"...................................8
                  92.      "Incentive Plan"...................................8
                  93.      "Insured Claims"...................................8
                  94.      "Internal Revenue Code"............................8
                  95.      "IRS"..............................................8

                                      ii

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                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                           Page
                                                                           ----
                  96.      "JPM Adversary Proceeding".........................9
                  97.      "Legacy Claims"....................................9
                  98.      "Legacy Sites".....................................9
                  99.      "Legacy Site Claims"...............................9
                  100.     "Lien".............................................9
                  101.     "Master Operating Agreement".......................9
                  102.     "Monsanto".........................................9
                  103.     "Monsanto Claim"...................................9
                  104.     "Monsanto Contribution"............................9
                  105.     "Monsanto/Pharmacia Injunction"....................9
                  106.     "Monsanto's Professionals".........................9
                  107.     "Monsanto Settlement".............................10
                  108.     "Monsanto Tort Management"........................10
                  109.     "National Securities Exchange"....................10
                  110.     "New By-laws".....................................10
                  111.     "New Certificate of Incorporation"................10
                  112.     "New Common Stock"................................10
                  113.     "Nominee".........................................10
                  114.     "Non-Debtor Intercompany Claim"...................10
                  115.     "Noteholder Claims"...............................10
                  116.     "NRD Claims"......................................10
                  117.     "NYSE"............................................10
                  118.     "Ordinary Course Professionals Order".............10
                  119.     "PBGC"............................................10
                  120.     "PCBs"............................................10
                  121.     "Pension Plan"....................................11
                  122.     "Person"..........................................11
                  123.     "Petition Date"...................................11
                  124.     "Pharmacia".......................................11
                  125.     "Pharmacia Contribution"..........................11
                  126.     "Pharmacia Claims"................................11
                  127.     "Plan Documents"..................................11
                  128.     "Plan Supplement".................................11
                  129.     "Prepetition Indenture"...........................11
                  130.     "Prepetition Indenture Trustee"...................11
                  131.     "Priority Non-Tax Claim"..........................12
                  132.     "Priority Tax Claim"..............................12
                  133.     "Pro Rata"........................................12
                  134.     "Professional"....................................12
                  135.     "Professional Fee Claims".........................12
                  136.     "Professional Fee Order"..........................12
                  137.     "Quarterly Distribution Date".....................12
                  138.     "Registration Rights Agreement"...................12
                  139.     "Reinstated" or "Reinstatement"...................12
                  140.     "Relationship Agreement"..........................14
                  141.     "Reorganized . . ."...............................14
                  142.     "Restructuring Transactions"......................14
                  143.     "Restructuring Transactions Agreement"............14
                  144.     "Retained Sites"..................................14
                  145.     "Retirees"........................................14
                  146.     "Retiree Approval Order"..........................14

                                     iii

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                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                           Page
                                                                           ----

                  147.     "Retiree Benefits"................................14
                  148.     "Retiree Claim"...................................14
                  149.     "Retirees' Committee".............................14
                  150.     "Retiree Settlement Agreement"....................14
                  151.     "Retiree Trust"...................................14
                  152.     "Rights"..........................................14
                  153.     "Rights Offering".................................14
                  154.     "Rights Offering Procedures"......................15
                  155.     "Rights Subscription Exercise Form"...............15
                  156.     "Sauget Administrative Orders"....................15
                  157.     "Schedules".......................................15
                  158.     "Secured Claim"...................................15
                  159.     "Securities Act"..................................15
                  160.     "Security Claims".................................15
                  161.     "Senior Secured Notes"............................15
                  162.     "Senior Secured Note Claims"......................15
                  163.     "Senior Secured Notes Trustee"....................15
                  164.     "Separation Agreement"............................15
                  165.     "Settled Adversary Proceedings"...................15
                  166.     "Shareholders Agreement"..........................16
                  167.     "Shared Sites"....................................16
                  168.     "SIP Plan"........................................16
                  169.     "Spinoff".........................................16
                  170.     "Spinoff Indemnity Claim".........................16
                  171.     "Stipulation of Amount and Nature of Claim".......16
                  172.     "Stock Pool"......................................16
                  173.     "Subsidiary" or "Subsidiaries"....................16
                  174.     "Tolbert Settlement Agreement"....................16
                  175.     "Tort Claims".....................................16
                  176.     "Treasury Regulations"............................17
                  177.     "Undeliverable Distribution"......................17
                  178.     "Uniform Commercial Code".........................17
                  179.     "Unimpaired"......................................17
                  180.     "Unimpaired Claim"................................17
                  181.     "Unimpaired Class"................................17
                  182.     "United States of America"........................17
                  183.     "Unsecured Claim".................................17
                  184.     "Value"...........................................17
                  185.     "Voting Agent"....................................17
                  186.     "Voting Deadline".................................17
                  187.     "Voting Record Date"..............................17
                  188.     "Warrants"........................................17
                  189.     "Warrant Agreement"...............................18
         B.       Rules of Interpretation and Computation of Time............19
                  1.       Rules of Interpretation...........................19
                  2.       Computation of Time...............................19

ARTICLE II CLASSES OF CLAIMS AND EQUITY INTERESTS............................20

ARTICLE III TREATMENT OF CLAIMS AND EQUITY INTERESTS.........................21
         A.       Unclassified Claims........................................21

                                      iv

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                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                           Page
                                                                           ----

                  1.       Payment of Administrative Expense Claims..........21
                  2.       Payment of Priority Tax Claims....................23
         B.       Classes of Claims..........................................23
                  1.       Priority Non-Tax Claims (Class 1).................23
                  2.       Secured Claims (Class 2)..........................23
                  3.       Senior Secured Note Claim (Class 3)...............24
                  4.       Convenience Claims (Class 4)......................24
                  5.       CPFilms Claims (Class 5)..........................24
                  6.       NRD Claims (Class 6)..............................25
                  7.       Insured Claims (Class 7)..........................25
                  8.       Tort Claims (Class 8).............................25
                  9.       Legacy Site Claims (Class 9)......................26
                  10.      Equity Interests in all Debtors other than
                            Solutia (Class 10)...............................26
                  11.      Monsanto Claim (Class 11).........................26
                  12.      Noteholder Claims (Class 12)......................27
                  13.      General Unsecured Claims (Class 13)...............27
                  14.      Retiree Claim (Class 14)..........................27
                  15.      Pharmacia Claims (Class 15).......................28
                  16.      Non-Debtor Intercompany Claims (Class 16).........28
                  17.      Debtor Intercompany Claims (Class 17).............28
                  18.      Axio Claims (Class 18)............................28
                  19.      Security Claims (Class 19)........................29
                  20.      Equity Interests in Solutia (Class 20)............29

ARTICLE IV ACCEPTANCE OR REJECTION OF THE PLAN...............................30
         A.       Special Provisions Governing Unimpaired Claims.............30
         B.       Classes Entitled to Vote...................................30
         C.       Cramdown...................................................30

ARTICLE V MEANS FOR IMPLEMENTATION OF THE PLAN...............................31
         A.       General Settlement of Claims...............................31
         B. Settlement Among the Debtors, Monsanto, Pharmacia, the Retirees, the Creditors' Committee and the Ad Hoc Trade
                   Committee.................................................31
                  1.       The Distribution Agreement........................31
                  2.       Relationship Agreement............................32
                  3.       Commercial and Operating Agreements...............32
                  4.       Monsanto Tort Management..........................32
                  5.       Monsanto's Settlement of Adversary Proceedings,
                            Contested Matters, Disputes and Monsanto Claims..32
                  6.       Monsanto's Professionals..........................32
                  7.       Monsanto Administrative Claim.....................33
                  8.       Pharmacia Contribution............................33
                  9.       Settlement With Retirees..........................33
                  10.      Settled Adversary Proceedings.....................33
                  11.      Solutia's Assumption of Certain Environmental
                            Liabilities......................................33
         C.       Restructuring Transactions.................................34
         D.       Continued Corporate Existence and Vesting of Assets in
                   the Reorganized Debtors...................................34
         E.       Execution of Plan Documents................................35
         F.       Corporate Governance, Directors and Officers and
                   Corporate Action of the Reorganized Debtors...............35

                                      v

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                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                           Page
                                                                           ----

                  1.       New Certificates of Incorporation and New By-Laws.35
                  2.       Directors and Officers of the Reorganized Debtors.35
                  3.       Corporate Action..................................35
                  4.       The New Common Stock..............................36
                  5.       Shareholders Agreement............................36
         G.       Exit Financing Facility, Obtaining Cash for
                   Distributions and Transfers of Funds Among the Debtors....36
         H.       The Rights Offering........................................36
                  1.       Use of Rights Offering Proceeds...................36
                  2.       Rights Offering Procedures........................37
         I.       Funding Co.................................................37
         J.       Incentive Plan.............................................37
         K.       Release of Liens and Guarantee Claims......................37
         L.       Cancellation of Existing Securities and Agreements.........37
         M.       Effectuating Documents.....................................38
         N.       Employment and Other Benefits Programs.....................38

ARTICLE VI TREATMENT OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES.............39
         A.       Assumption and Rejection of Executory Contracts
                   and Unexpired Leases......................................39
         B.       Claims Based on Rejection of Executory Contracts
                   or Unexpired Leases.......................................39
         C.       Cure of Defaults for Executory Contracts and Unexpired
                   Leases Assumed............................................39
         D.       Insurance Policies.........................................40
                  1.       ACE Settlement....................................40
         E.       Anniston Settlement........................................40
         F.       Assumption of Pension Obligations..........................40
         G.       Contracts and Leases Entered Into After the Petition Date..41

ARTICLE VII PROVISIONS GOVERNING DISTRIBUTIONS...............................42
         A.       Distributions for Claims Allowed as of the Effective Date..42
         B.       Delivery of Distributions..................................42
         C.       Delivery and Distributions and Undeliverable or
                   Unclaimed Distributions...................................42
                  1.       Delivery of Distributions in General..............42
                  2.       Undeliverable Distributions.......................42
         D.       Compliance with Tax Requirements/Allocations...............43
         E.       Record Date for Distribution...............................43
         F.       Distributions of Whole Shares and Warrants Only............43
         G.       Set-offs and Recoupments...................................43
         H.       Surrender of Cancelled Instruments or Securities...........44
         I.       Disputed Claims Reserve....................................44
                  1.       Deposit of Cash on the Effective Date.............44
                  2.       Distribution After Allowance......................44
                  3.       Distributions After Disallowance..................44
                  4.       Property Held in the Disputed Claims Reserve......44
         J.       The Disputed General Unsecured Claims Reserve..............45
                  1.       Deposit of New Common Stock on the Effective
                            Date.............................................45
                  2.       Distributions After Allowance.....................45
                  3.       Distributions After Disallowance..................45
                  4.       Property Held in Disputed General Unsecured
                            Claims Reserve...................................46

ARTICLE VIII PROCEDURES FOR TREATING DISPUTED GENERAL UNSECURED CLAIMS.......47
         A.       Objections to Claims.......................................47

                                      vi

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                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                           Page
                                                                           ----

         B.       General Unsecured Claims Monitor...........................47
         C.       No Distributions Pending Allowance.........................48
         D.       Estimation of Claims.......................................48

ARTICLE IX CONDITIONS PRECEDENT TO CONFIRMATION AND CONSUMMATION OF THE PLAN.49
         A.       Condition Precedent to Confirmation........................49
         B.       Conditions Precedent to Effective Date.....................50
         C.       Effect of Failure of Conditions............................51
         D.       Waiver of Conditions.......................................51

ARTICLE X INJUNCTIONS, RELEASES, EXCULPATION AND DISCHARGE...................52
         A.       Injunctions................................................52
                  1.       DEBTORS' INJUNCTION...............................52
                  2.       MONSANTO/PHARMACIA INJUNCTION.....................52
         B.       Releases...................................................53
                  1.       RELEASES BY THE DEBTORS...........................53
                  2.       RELEASES BY HOLDERS OF CLAIMS AND EQUITY
                            INTERESTS........................................54
                  3.       RETIREE RELEASE AND INJUNCTION....................55
         C.       EXCULPATION AND LIMITATION OF LIABILITY....................55
         D.       DISCHARGE OF CLAIMS AND TERMINATION OF EQUITY INTERESTS....55

ARTICLE XI RETENTION OF JURISDICTION.........................................57
         A.       Retention of Jurisdiction..................................57

ARTICLE XII MISCELLANEOUS PROVISIONS.........................................59
         A.       Binding Effect.............................................59
         B.       Preservation of Avoidance Actions..........................59
         C.       Claims of the United States of America.....................59
         D.       Applicability of Section 1125(e) of the Bankruptcy Code....59
         E.       Dissolution of the Creditors' Committee, Retirees'
                   Committee and Equity Committee............................59
         F.       Payment of Statutory Fees..................................60
         G.       Modification of the Plan...................................60
         H.       Severability...............................................60
         I.       Revocation or Withdrawal of the Plan.......................60
         J.       Section 1145 Exemption.....................................61
         K.       Section 1146 Exemption.....................................61
         L.       Notices....................................................61
                  1.       The Debtors and the Reorganized Debtors...........61
                  2.       The Creditors' Committee..........................62
                  3.       The Retirees' Committee...........................62
                  4.       The Equity Committee..............................62
                  5.       The DIP Lenders...................................63
                  6.       The United States Trustee.........................63
                  7.       Monsanto..........................................63
                  8.       Pharmacia.........................................64
         M.       Governing Law..............................................64

                                     vii

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



                              TABLE OF EXHIBITS

Exhibit A         Relationship Agreement(1)

Exhibit B         Retiree Settlement Agreement(2)

Exhibit C         Exit Financing Facility Commitment Letter

Exhibit D         Form of New Bylaws

Exhibit E         Form of New Certificates of Incorporation

Exhibit F         Initial Directors and Officers of Each Reorganized Debtor

Exhibit G         List of Executory Contracts and Unexpired Leases to be Assumed

Exhibit H         Rights Offering Procedures

Exhibit I         Incentive Plan

Exhibit J         Registration Rights Agreement

Exhibit K         Funding Co Charter

Exhibit L         Shareholders Agreement

Exhibit M         Restructuring Transaction Agreement

Exhibit N         Warrant Agreement


--------
(1) Filed with the Bankruptcy Court on February 14, 2006.

(2) Filed with the Bankruptcy Court on February 14, 2006.

                                 INTRODUCTION

         Solutia Inc. ("Solutia"), together with its direct and indirect subsidiaries and its Affiliates Solutia Business Enterprises Inc., Solutia Systems, Inc., Solutia Overseas, Inc., CPFilms Inc. ("CPFilms"), Solutia Management Company, Inc., Monchem International, Inc., Axio Research Corporation, Solutia Investments, LLC, Beamer Road Management Company, Monchem, Inc., Solutia Inter-America, Inc., Solutia International Holding, LLC, Solutia Taiwan, Inc. and Solutia Greater China, Inc., as debtors and debtors in possession (collectively, the "Debtors"), propose this amended joint plan of reorganization (the "Plan") for the resolution of the outstanding claims against, and equity interests in, the Debtors. The Debtors are the proponents of the Plan within the meaning of section 1129 of the Bankruptcy Code (as defined below). Reference is made to the Debtors' disclosure statement, which was filed with the Bankruptcy Court on July [__], 2007 (the "Disclosure Statement"), for a discussion of the Debtors' history, businesses, results of operations, historical financial information, accomplishments during the Chapter 11 Cases (as defined below), projections and properties, and for a summary and analysis of this Plan and the settlements contemplated herein and the Plan Documents. There also are other agreements and documents, which are or will be filed with the Bankruptcy Court, that are referenced in this Plan or the Disclosure Statement.

                                  ARTICLE I

                    DEFINED TERMS, RULES OF INTERPRETATION
                            AND COMPUTATION OF TIME

A.       DEFINED TERMS

         As used in this Plan, capitalized terms have the meanings set forth below or in the Introduction above. Any terms that are not otherwise defined herein, but that are used in the Bankruptcy Code or the Bankruptcy Rules (each as defined below), will have the meaning ascribed to them in the Bankruptcy Code or the Bankruptcy Rules, as applicable.

         1. "2027/2037 NOTES" means the two series of unsecured public notes issued by Solutia: (a) $150 million in 6.72% notes due October 15, 2037 and
(b) $300 million in 7.375% notes due October 15, 2027.

         2. "ABERNATHY SETTLEMENT AGREEMENT" means that certain settlement agreement, dated September 9, 2003, resolving the lawsuit captioned Sabrina Abernathy v. Monsanto Company, Civil Action No. CY-01-832 (Etowah County).

         3. "AD HOC NOTES COMMITTEE" means the ad hoc committee of Holders of the 2027/2037 Notes.

         4. "AD HOC TRADE COMMITTEE" means the ad hoc committee of Holders of trade claims in Solutia.

         5. "ACE COMPANIES" means, collectively, ACE American Insurance Company, Indemnity Insurance Company of North America, ACE Insurance Company of Puerto Rico, Pacific Employers Insurance Company, Insurance Company of North America, ESIS, Inc. ("ESIS") and their respective affiliates.

         6. "ACE INSURANCE PROGRAM" means all insurance policies and all agreements, documents or instruments relating thereto that have been issued or entered into by the ACE Companies (or any of them) to or with one or more of the Debtors, their respective predecessors and/or affiliates including, but not limited to, Monsanto. The ACE Insurance Program includes, without limitation: (i) Consent and Agreement regarding Assumption of Insurance Obligations, effective September 1, 1997, by and among Monsanto, Solutia and INA on behalf of the ACE Companies, (ii) that certain OCIP/Wrap-Up Casualty Insurance Program Agreement effective August 1, 1998 between Solutia and certain of the ACE Companies ("OCIP Agreement") and (iii) those certain service agreements with ESIS ("ESIS Agreements") under which ESIS provides the Debtors with certain claims administration services.

         7. "ACE SETTLEMENT AGREEMENT" means the settlement agreement to be executed by and among the ACE Companies and the Debtors pursuant to which the Debtors will assume the ACE Insurance Program in its entirety and pay the cure costs related thereto.

         8. "ADMINISTRATIVE EXPENSE CLAIM" means a Claim for costs and expenses of administering the Estates that is Allowed under sections 503(b), 507(b) or 1114(e)(2) of the Bankruptcy Code, including: (a) the actual and necessary costs and expenses incurred after the Petition Date of preserving the respective Estates and operating the businesses of the Debtors (such as wages, salaries, commissions for services and payments for inventories, leased equipment and premises), including DIP Claims; (b) compensation for legal, financial advisory, accounting and other services and reimbursement of expenses awarded or allowed under sections 330(a) or 331 of the Bankruptcy Code, including Professional Fee Claims; (c) all fees and charges assessed against the Estates under chapter 123 of title 28, United States Code, 28 U.S.C. Sections 1911-1930; and (d) Claims for reclamation allowed in accordance with section 546(c)(2) of the Bankruptcy Code and section 2-702 of the Uniform Commercial Code.

         9. "ADMINISTRATIVE EXPENSE CLAIM BAR DATE" means the date that is the forty-fifth (45th) day after the Effective Date.

         10. "AFFILIATE" means, with respect to any Person or Entity, a Person or Entity that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such person or Entity; provided, however, that in no event shall any of Monsanto, Solutia,
        --------  -------
Reorganized Solutia or Pharmacia be considered to be Affiliates for purposes of the Plan.

         11. "ALLOWED CLAIM" means:

                  a. a Claim that: (i) has been listed by a particular Debtor on its Schedules as other than disputed, contingent or unliquidated; and (ii) is not otherwise a Disputed Claim;

                  b. a Claim (i) for which a proof of Claim or request for payment of Administrative Claim has been filed by the applicable Bar Date or otherwise been deemed timely filed under applicable law or order of the Bankruptcy Court; (ii) as to which the Claims Objection Deadline has passed; and (iii) that is not otherwise a Disputed Claim; or

                  c. a Claim that is allowed: (i) in any Stipulation of Amount and Nature of Claim; (ii) in any contract, instrument or other agreement entered into in connection with the Plan and approved by the Bankruptcy Court; (iii) in a Final Order; or (iv) pursuant to the terms of the Plan.

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

         12. "ALLOWED . . . CLAIM" means an Allowed Claim in the particular Class or category specified. Any reference herein to a particular Allowed Claim includes both the secured and unsecured portions of such Claim, as applicable.

         13. "ANNISTON CONSENT DECREE" means the Partial Consent Decree entered by the District Court for the Northern District of Alabama on August 9, 2003, among the United States, Pharmacia and Solutia with respect to the Anniston Superfund Site in Anniston, Alabama.

         14. "ANNISTON GLOBAL SETTLEMENT AGREEMENT" means that certain Global Settlement Agreement, dated September 9, 2003, among Solutia, Monsanto and Pharmacia, which resolved certain lawsuits pending against Solutia, Monsanto and Pharmacia in the United States District Court, Northern District of Alabama and in the Circuit Court, Etowah County, Alabama and was approved by those courts.

         15. "ANNISTON LITIGATION SETTLEMENT AGREEMENTS" means the Abernathy Settlement Agreement together with the Tolbert Settlement Agreement.

         16. "ANNISTON SIDE LETTER AGREEMENT" means that certain agreement, dated August 20, 2003, among Solutia, Monsanto and Pharmacia which sets forth their respective obligations under the Anniston Litigation Settlement Agreements.

         17. "AVOIDANCE ACTIONS" means any and all actual or potential Claims to avoid a transfer of property or an obligation incurred by the Debtor pursuant to any applicable section of the Bankruptcy Code, including sections 544, 545, 547, 548, 549, 550, 551, 553(b) and 724(a) of the Bankruptcy Code.

         18. "AXIO CLAIMS" means all Claims against Axio Research Corporation.

         19. "AXIO LIQUIDATION SALE" means that certain sale of the assets of Axio Research Corporation authorized pursuant to that certain order of the Bankruptcy Court dated December 16, 2004.

         20. "BALLOT" means the ballot forms distributed to each Holder of an Impaired Claim on which the Holder may indicate, among other things, whether it accepts or rejects the Plan.

         21. "BANKRUPTCY CODE" means title 11 of the United States Code, as applicable to the Chapter 11 Cases.

         22. "BANKRUPTCY COURT" means the United States Bankruptcy Court for the Southern District of New York, which has jurisdiction over the Chapter 11 Cases and, to the extent of the withdrawal of any reference under section 157 of title 28 of the United States Code, the United States District Court for the Southern District of New York.

         23. "BANKRUPTCY RULES" means, collectively, the Federal Rules of Bankruptcy Procedure and the local rules of the Bankruptcy Court, as applicable to the Chapter 11 Cases.

         24. "BAR DATE" means, with respect to Claims against the Debtors, (a) November 30, 2004, or (b) any other bar date for the filing of Claims established by (i) the Bar Date Order, (ii) a separate order of the Bankruptcy Court, (iii) a stipulation between or among the Debtors and a Holder in connection with the Chapter 11 Cases or (iv) a supplemental bar date established by the Debtors in accordance with the Bar Date Order.

         25. "BAR DATE ORDER" means that certain order of the Bankruptcy Court entered on October 1, 2004, which established a Bar Date for filing proofs of Claims in the Chapter 11 Cases, as the same may be amended, modified or supplemented.

         26. "BUSINESS DAY" means any day, other than a Saturday, Sunday or "legal holiday" (as defined in Bankruptcy Rule 9006(a)).

         27. "CASH" means legal tender of the United States of America.

         28. "CAUSES OF ACTION" means all actions, causes of action, liabilities, obligations, rights, suits, damages, judgments, remedies, demands, setoffs, defenses, recoupments, crossclaims, counterclaims, third-party claims, indemnity claims, contribution claims or any other claims whatsoever, whether known or unknown, matured or unmatured, fixed or contingent, liquidated or unliquidated, disputed or undisputed, suspected or unsuspected, foreseen or unforeseen, direct or indirect, choate or inchoate, existing or hereafter arising, in law, equity or otherwise, based in whole or in part upon any act or omission or other event occurring prior to the Petition Date or during the course of the Chapter 11 Cases, including through the Effective Date.

         29. "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. Sections 9601, et seq.
                                                                     -- ---

         30. "CHAPTER 11 CASES" means (a) when used with reference to a particular Debtor, the chapter 11 case pending for that Debtor under Chapter 11 of the Bankruptcy Code in the Bankruptcy Court and (b) when used with reference to all Debtors, the procedurally consolidated chapter 11 cases pending for the Debtors in the Bankruptcy Court.

         31. "CHEMICALS ASSETS" means the assets constituting "Chemicals Assets" as defined and set forth in the Distribution Agreement.

         32. "CHEMICALS LIABILITIES" means the liabilities constituting "Chemicals Liabilities" as defined and set forth in the Distribution Agreement.

         33. "CHOCOLATE BAYOU AGREEMENTS" means the Master Operating Agreement, the HMTA Purchase Agreement, and the HCN Purchase Agreement and the Formalin Purchase Agreement, the agreements that define the relationship between Monsanto and Solutia at the Alvin, Texas "Chocolate Bayou" facility.

         34. "CHOCOLATE BAYOU SETTLEMENT" means the settlement between Monsanto and Solutia to amend the Chocolate Bayou Agreements.

         35. "CLAIM" means a "claim," as defined in section 101(5) of the Bankruptcy Code, against any Debtor.

         36. "CLAIMS OBJECTION DEADLINE" means, for each Claim, the later of
(a) 90 days after the Effective Date and (b) such other period of limitation as may be specifically fixed by an order of the Bankruptcy Court for objecting to such Claim.

         37. "CLASS" means a class of Claims or Equity Interests, as described in Article II herein.

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

         38. "COMMERCIAL AND OPERATING AGREEMENTS" means the Master Operating Agreement, the HMD Purchase Agreement, the HMTA Purchase Agreement, the HCN Purchase Agreement and the Formalin Purchase Agreement.

         39. "CONFIRMATION" means the entry of the Confirmation Order on the docket of the Chapter 11 Cases.

         40. "CONFIRMATION DATE" means the date on which the Bankruptcy Court enters the Confirmation Order on its docket, within the meaning of Bankruptcy Rules 5003 and 9021.

         41. "CONFIRMATION HEARING" means the hearing held by the Bankruptcy Court on Confirmation of the Plan, as such hearing may be continued from time to time.

         42. "CONFIRMATION ORDER" means the order of the Bankruptcy Court confirming the Plan pursuant to section 1129 of the Bankruptcy Code.

         43. "CONSUMMATION" means the occurrence of the Effective Date.

         44. "CONVENIENCE CLAIMS" means a Claim that otherwise would be a General Unsecured Claim included in Class 13, but (a) the amount of such Claim is equal to or less than $2,500 or (b) the Holder of such Claim, in full settlement of such Claim, agrees, by the applicable voting deadline as specified in the Disclosure Statement, pursuant to an election made by such Holder on its Ballot, to reduce such Claim to $2,500.

         45. "CPFILMS CLAIMS" means all Claims, other than Non-Debtor Intercompany Claims, Debtor Intercompany Claims and Legacy Claims, scheduled by or filed against CPFilms.

         46. "CREDITORS' COMMITTEE" means the official committee of unsecured creditors of the Debtors appointed by the United States Trustee in the Chapter 11 Cases pursuant to section 1102 of the Bankruptcy Code, as reconstituted from time to time.

         47. "DEBTOR INTERCOMPANY CLAIM" means any Claim of one Debtor against another Debtor.

         48. "DIP CLAIMS" means all Claims arising under or pursuant to the DIP Credit Facility.

         49. "DIP CREDIT FACILITY" means that certain Financing Agreement, dated as of January 16, 2004, as amended on March 1, 2004, July 20, 2004, June 1, 2005, March 17, 2006, and January 25, 2007, among Solutia and Solutia Business Enterprises Inc, as borrowers, all of the other Debtors, as guarantors, Citicorp USA, Inc., as administrative, collateral and documentation agent, and Citibank, N.A., as Issuer, and the lenders party thereto, as the same may be amended from time to time prior to the Confirmation Date.

         50. "DIP LENDER" means, collectively, (a) those entities identified as "Lenders" in the DIP Credit Facility and their respective successors and assigns and (b) Citibank, N.A. (as Issuer).

         51. "DIRECTORS' AND OFFICER INDEMNITY CLAIMS" means all Claims filed by the Debtors' current and former directors, officers and employees for indemnification or contribution.

         52. "DISCLOSURE STATEMENT HEARING" means the hearing held by the Bankruptcy Court regarding the approval of the Disclosure Statement.

         53. "DISCLOSURE STATEMENT ORDER" means that certain order of the Bankruptcy Court entered on ________, 2007, which is annexed as Exhibit B to the Disclosure Statement.

         54. "DISPUTED CLAIM" means any Claim which is not an Allowed Claim.

         55. "DISPUTED CLAIMS RESERVE" means the reserve established and maintained by the Reorganized Debtors to hold Cash to be distributed, as applicable, to Holders of Allowed Claims other than Allowed General Unsecured Claims and Allowed Noteholder Claims pending resolution of Section VII.I hereof.

         56. "DISPUTED GENERAL UNSECURED CLAIMS RESERVE" means the reserve established and maintained by the Reorganized Debtors to hold the shares of New Common Stock to be Distributed, as applicable, to Holders of Allowed General Unsecured Claims and Allowed Noteholder Claims pending the resolution of Disputed General Unsecured Claims in accordance with the terms of Section VII.J hereof.

         57. "DISPUTED GENERAL UNSECURED CLAIM" means any General Unsecured Claim that, as of the date of determination, is a Disputed Claim.

         58. "DISTRIBUTION" means any distribution made under the Plan to a Holder of an Allowed Claim.

         59. "DISTRIBUTION AGREEMENT" means that certain agreement, dated as of September 1, 1997, as amended on July 1, 2002 and otherwise from time to time, by and between Solutia and Pharmacia.

         60. "DISTRIBUTION DATE" means any date on which a Distribution is made.

         61. "DISTRIBUTION RECORD DATE" means the date that is five Business Days after the Confirmation Date.

         62. "EFFECTIVE DATE" means the day that is the first Business Day after all conditions to occurrence of the Effective Date have been met or waived pursuant to Sections IX.B and IX.D.

         63. "ELIGIBLE HOLDER" means the Holders of General Unsecured Claims and the Holders of Noteholder Claims that are eligible, pursuant to the Rights Offering Procedures, to participate in the Rights Offering.

         64. "ENTITY" shall have the meaning set forth in section 101(15) of the Bankruptcy Code.

         65. "ENVIRONMENTAL LIABILITY" means any liability constituting an "Environmental Liability" as defined and set forth in the Relationship Agreement.

         66. "ENVIRONMENTAL LIABILITY COSTS" means any costs constituting "Environmental Liability Costs" as defined and set forth in the Relationship Agreement.

         67. "EQUITY COMMITTEE" means the official committee of equity security holders of the Debtors appointed in the Chapter 11 Cases pursuant to section 1102 of the Bankruptcy Code, as reconstituted from time to time.

         68. "EQUITY COMMITTEE ADVERSARY PROCEEDING" means the adversary proceeding filed on March 7, 2005 by the Equity Committee against Pharmacia and Monsanto, Case No. 05-01202.

         69. "EQUITY INTEREST" means any share of common stock, preferred stock or other instrument evidencing an ownership interest in any of the Debtors, whether or not transferable, and any option, warrant or right, contractual or otherwise, to acquire any such interest.

         70. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

         71. "ESTATE" and, collectively, "ESTATES" means the estate created for that Debtor in its Chapter 11 Case pursuant to section 541 of the Bankruptcy Code.

         72. "EXCHANGE ACT" means the Securities Exchange Act of 1934, 15 U.S.C. Sections 78a-78jj, as now in effect or hereafter amended.

         73. "EXECUTORY CONTRACT AND/OR UNEXPIRED LEASE" means a contract or lease to which one or more of the Debtors is a party and that is subject to assumption or rejection under section 365 of the Bankruptcy Code.

         74. "EXIT FINANCING FACILITY" means a senior secured credit facility that will be entered into by the Reorganized Debtors, the Exit Financing Facility Agent Bank and the relevant lenders on the Effective Date.

         75. "EXIT FINANCING FACILITY AGENT BANK" means the agent bank under the Exit Financing Facility.

         76. "EXIT FINANCING FACILITY COMMITMENT LETTER" means a binding commitment letter for the Exit Financing Facility.

         77. "FINAL ORDER" means an order or judgment of the Bankruptcy Court, or other court of competent jurisdiction, as entered on the docket in the Chapter 11 Cases or the docket of any other court of competent jurisdiction, which has not been reversed, stayed, modified or amended, and as to which the time to appeal or seek certiorari has expired, and no appeal or petition for certiorari has been timely taken, or as to which any appeal that has been taken or any petition for certiorari that has been timely filed has been resolved by the highest court to which the order or judgment was appealed or from which certiorari was sought.

         78. "FORMALIN PURCHASE AGREEMENT" means the Raw Material Purchase Agreement for Formalin dated September 1, 1997, as amended on April 1, 1999 and on September 26, 2003, between Solutia and Monsanto (as assignee of Pharmacia).

         79. "FUNDING CO" means a newly created, special purpose, tax-efficient, bankruptcy-remote subsidiary of Reorganized Solutia, funded with the proceeds of the Rights Offering.

         80. "FUNDING CO CHARTER" means the agreement governing Funding Co, substantially in the form annexed hereto as Exhibit K.

         81. "GENERAL UNSECURED CLAIMS" means Unsecured Claims, other than Convenience Claims, Debtor Intercompany Claims, Insured Claims (only to the extent that such Insured Claims are payable by any available insurance coverage proceeds), the Noteholder Claims, the Monsanto Claim, Non-Debtor Intercompany Claims, NRD Claims, the Pharmacia Claims, the Legacy Site Claims, the Retiree Claim, Unsecured Claims against Axio Research Corporation, CPFilms Claims and Tort Claims.

         82. "HCN PURCHASE AGREEMENT" means the Raw Material Purchase Agreement for HCN dated September 1, 1997, as amended on April 1, 1999, between Solutia and Monsanto (as assignee of Pharmacia).

         83. "HMD PURCHASE AGREEMENT" means the Raw Material Purchase Agreement for HMD dated September 1, 1997, as amended from time to time, between Solutia and Monsanto (as assignee of Pharmacia).

         84. "HMTA PURCHASE AGREEMENT" means the Raw Material Conversion Agreement for HMTA dated September 1, 1997, as amended on April 1, 1999, between Solutia and Monsanto (as assignee of Pharmacia).

         85. "HOLDBACK AMOUNT" means the aggregate holdback of those Professional fees billed to the Debtors during the Chapter 11 Cases that are held back pursuant to the Professional Fee Order or any other order of the Bankruptcy Court, which amount is to be deposited in the Holdback Escrow Account as of the Effective Date. The Holdback Amount shall not be considered property of the Debtors or the Reorganized Debtors except as set forth in
Section III.A.1.d.ii.a.(iii).

         86. "HOLDBACK ESCROW ACCOUNT" means the escrow account established by Reorganized Solutia into which Cash equal to the Holdback Amount shall be deposited on the Effective Date for the payment of Allowed Professional Fee Claims to the extent not previously paid or disallowed.

         87. "HOLDER" and, collectively, "HOLDERS" means a Person or Entity legally holding a Claim or Equity Interest.

         88. "HSR ACT" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

         89. "IMPAIRED" means, with respect to a Claim or Equity Interest (or Class of Claims or Equity Interests), a Claim or Equity Interest (or Class of Claims or Equity Interests) that is impaired within the meaning of section 1124 of the Bankruptcy Code.

         90. "IMPAIRED CLAIM" means a Claim classified in an Impaired Class.

         91. "IMPAIRED CLASS" means each of Classes 3, 5, 11, 12, 13, 14, 15, 16, 17, 18, 19 and 20 as set forth in Article III of the Plan.

         92. "INCENTIVE PLAN" means the employee incentive plan to be implemented in accordance with Section V.J. hereof substantially in the form annexed hereto as Exhibit I.

         93. "INSURED CLAIMS" means any Claims (other than Tort Claims and Environmental Liabilities) that are covered under any insurance policies that are maintained by any of the Debtors, Pharmacia or Monsanto, but only to the extent of such coverage.

         94. "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended from time to time, and any applicable rulings, Treasury Regulations, judicial decisions and notices, announcements and other releases of the United States Treasury Department or the IRS.

         95. "IRS" means the Internal Revenue Service of the United States of America.

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

         96. "JPM ADVERSARY PROCEEDING" means the adversary proceeding commenced on May 27, 2005 by the predecessor to the Prepetition Indenture Trustee against Solutia in the Bankruptcy Court, Case No. 05-01843.

         97. "LEGACY CLAIMS" means all Claims, including, but not limited to, Tort Claims and Legacy Sites Claims, arising under or related to the Distribution Agreement, including any and all Claims relating to or arising out of the Spinoff, the Chemicals Liabilities and the Spinoff Indemnity Claims.

         98. "LEGACY SITES" means the "Legacy Sites" as defined and set forth in the Relationship Agreement.

         99. "LEGACY SITE CLAIMS" means all Environmental Liability Costs with respect to the Legacy Sites.

         100. "LIEN" means any lien, lease, right of first refusal, servitude, claim, pledge, option, charge, hypothecation, easement, security interest, right-of-way, encroachment, mortgage, deed of trust or any other encumbrance, restriction or limitation whatsoever.

         101. "MASTER OPERATING AGREEMENT" means that certain Master Operating Agreement, dated as of September 1, 1997, as amended from time to time, by and between Solutia and Monsanto (as assignee of Pharmacia).

         102. "MONSANTO" means Monsanto Company, a Delaware corporation, and its Affiliates.

         103. "MONSANTO CLAIM" means any and all Claims of Monsanto, including all Claims of Monsanto on account of Solutia's breach of the Distribution Agreement.

         104. "MONSANTO CONTRIBUTION" means, among other things, (a) the Monsanto Tort Management, (b) Monsanto's settlement of adversary proceedings (including the Settled Adversary Proceedings), contested matters, disputes and the Monsanto Claim, (c) Monsanto's management, litigation and settlement of various Legacy Claims, including Tort Claims, from the Petition Date through the Effective Date, (d) Monsanto's agreement to take financial responsibility, as between itself and Reorganized Solutia only, for the Legacy Site Claims and Environmental Liability for the Shared Sites, subject to the sharing mechanism set forth in the Relationship Agreement, and (e) Monsanto's agreement to (i) pay certain liabilities, including certain environmental liabilities as set forth in Section V.B herein and in the Relationship Agreement, (ii) forever release the Debtors from any and all indemnity obligations owed to Monsanto arising under the Distribution Agreement and/or any other agreement (other than as set forth in the Relationship Agreement and the Commercial and Operating Agreements), including any amendments to the Distribution Agreement, related to the Legacy Claims or otherwise, (iii) enter into the Relationship Agreement and amend the Master Operating Agreement, (iv) waive any right to file surrogate Claims pursuant to Bankruptcy Rule 3005, (v) grant certain indemnities to the Reorganized Debtors pursuant to the terms of the Relationship Agreement, and (vi) enter into the Chocolate Bayou Settlement.

         105. "MONSANTO/PHARMACIA INJUNCTION" means the injunction in favor of Monsanto and Pharmacia as set forth in Section X.A.2 herein.

         106. "MONSANTO'S PROFESSIONALS" means Willkie Farr & Gallagher LLP, Bryan Cave LLP, Boies, Schiller & Flexner LLP, Greenhill & Co., LLC, Kramer Capital Partners, Perella Weinberg Partners LP, Groom Law Group, ARCADIS, FTI Consulting, Dickstein Shapiro Morin & Oshinky LLP

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

and Sonnenschein Nath & Rosenthal LLP, Environ, William Holder, The Weinberg Group, Inc., Navigant and BDO Seidman, LLP.

         107. "MONSANTO SETTLEMENT" means, as described in more detail in
Article V.B hereof, the settlement between and among Monsanto, Solutia, the Creditors' Committee, the Ad Hoc Trade Committee and the Retirees' Committee whereby Monsanto has agreed to make the Monsanto Contribution in exchange for the allowance and treatment of the Monsanto Claim described in more detail in
Article III.C.1.a hereof.

         108. "MONSANTO TORT MANAGEMENT" means Monsanto's agreement to take financial responsibility, as between itself and Reorganized Solutia only, for the management and payment of the Tort Claims and to indemnify Reorganized Solutia for the Tort Claims, pursuant to the terms of the Relationship Agreement.

         109. "NATIONAL SECURITIES EXCHANGE" means any exchange registered pursuant to Section 6(a) of the Exchange Act.

         110. "NEW BY-LAWS" means the form of the by-laws of each of the Reorganized Debtors, which form is annexed hereto as Exhibit D.

         111. "NEW CERTIFICATE OF INCORPORATION" means, the form of the certificates of incorporation of each of the Reorganized Debtors, which form is annexed hereto as Exhibit E.

         112. "NEW COMMON STOCK" means the shares of common stock, par value $.01 per share, of Reorganized Solutia, authorized pursuant to the New Certificate of Incorporation of Reorganized Solutia.

         113. "NOMINEE" means any broker, dealer, commercial bank, trust company, savings and loan financial institution or other nominee in whose name securities were registered or held of record on behalf of a beneficial Holder.

         114. "NON-DEBTOR INTERCOMPANY CLAIM" means any Claim owed by a Debtor to a non-Debtor Affiliate as of the Petition Date.

         115. "NOTEHOLDER CLAIMS" means the Claims for principal and accrued but unpaid interest of the Holders of the 2027/2037 Notes as of the Petition Date.

         116. "NRD CLAIMS" means Claims filed in the Chapter 11 Cases in accordance with the Bar Date Order under Section 107(a)(4)(C) of CERCLA, 42 U.S.C. Section 9607(a)(4)(C), or other provision of law, for damages for injury to, destruction of or loss of natural resources, including the reasonable cost of assessing such damages.

         117. "NYSE" means the New York Stock Exchange.

         118. "ORDINARY COURSE PROFESSIONALS ORDER" means that certain order of the Bankruptcy Court entered on January 16, 2004, as amended from time to time, which authorized the employment and payment of Professionals by the Debtors in the ordinary course of business.

         119. "PBGC" means the Pension Benefit Guaranty Corporation.

         120. "PCBS" means polychlorinated biphenyls.

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

         121. "PENSION PLAN" means the Solutia Inc. Employees' Pension Plan, dated September 1, 1997, as amended and restated from time to time.

         122. "PERSON" shall have the meaning set forth in section 101(41) of the Bankruptcy Code.

         123. "PETITION DATE" means December 17, 2003, the date on which the Debtors commenced the Chapter 11 Cases.

         124. "PHARMACIA" means Pharmacia Corporation, formerly known as Monsanto Company, a Delaware corporation.

         125. "PHARMACIA CONTRIBUTION" means, pursuant to the provisions of
Article V hereof, Pharmacia's agreement to (a) subject to the indemnity agreement to be provided by the Reorganized Debtors pursuant to the Relationship Agreement, forever release the Debtors and the Reorganized Debtors from any and all Legacy Claims, including any indemnity obligations arising under the Distribution Agreement, or otherwise, and any other claims or liabilities Pharmacia holds, has held or may in the future hold against the Debtors and the Reorganized Debtors, related to the Distribution Agreement or the Legacy Claims, and (b) waive the Pharmacia Claims in their entirety with prejudice.

         126. "PHARMACIA CLAIMS" means all Claims asserted by Pharmacia, its parent and Affiliates, including Pfizer Inc., including Legacy Claims and any Claims for indemnification, contribution or otherwise arising under or related to the Distribution Agreement or any other agreement.

         127. "PLAN DOCUMENTS" means (a) the Relationship Agreement, (b) the Exit Financing Facility, (c) the Exit Financing Facility Commitment Letter,
(d) the New Certificate of Incorporation of each Reorganized Debtor, (e) the New By-laws of each Reorganized Debtor, (f) the list of Executory Contracts and Unexpired Leases to be assumed, (g) the Rights Offering Procedures, (h) Commercial and Operating Agreements, (i) the Incentive Plan, (j) the Registration Rights Agreement, (k) the Restructuring Transactions Agreement,
(l) the Retiree Settlement Agreement, (m) the Funding Co Charter, (n) the Shareholders Agreement, (o) the Warrant Agreement, and (p) any and all instruments, certificates, agreements or other documents executed, delivered, entered into or filed in connection with the Plan or any of the foregoing.

         128. "PLAN SUPPLEMENT" means the following forms of documents: (a) the Exit Financing Facility Commitment Letter; (b) the New Certificate of Incorporation of each Reorganized Debtor; (c) the New By-laws of each Reorganized Debtor; (d) the list of Executory Contracts and Unexpired Leases to be assumed; (e) the Incentive Plan; (f) the Registration Rights Agreement;
(g) the Restructuring Transactions Agreement; (h) the Funding Co Charter; (i) the identity and affiliations of any Person proposed to serve on the initial board of directors or be an officer of each of the Reorganized Debtors and to the extent any director or officer of Reorganized Solutia is an "insider" under the Bankruptcy Code, the nature and amount of any compensation to be paid to such director or officer; (j) the Warrant Agreement, and (k) the Shareholders Agreement, each in substantially final form or final form, as applicable, each of which will be filed with the Bankruptcy Court at least ten
(10) days prior to the Confirmation Hearing.

         129. "PREPETITION INDENTURE" means that certain Indenture, dated October 1, 1997, as the same may have been subsequently modified, amended or supplemented, together with all instruments and agreements related thereto, between Solutia and the Prepetition Indenture Trustee, under which Solutia issued the 2027/2037 Notes.

         130. "PREPETITION INDENTURE TRUSTEE" means Wilmington Trust Company, or any successor thereto, as indenture trustee under the Prepetition Indenture.

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         131. "PRIORITY NON-TAX CLAIM" means any Claim, other than an
Administrative Expense Claim or a Priority Tax Claim, entitled to priority in right of payment under section 507(a) of the Bankruptcy Code.

         132. "PRIORITY TAX CLAIM" means any Claim of a governmental unit of the kind specified in sections 502(i) and 507(a)(8) of the Bankruptcy Code.

         133. "PRO RATA" means the ratio of the amount of an Allowed Claim in a particular Class to the aggregate amount of all Allowed Claims in such Class.

         134. "PROFESSIONAL" means (a) any professional employed in the Chapter 11 Cases by an order or orders of the Bankruptcy Court issued pursuant to section 327, 328 or 1103 of the Bankruptcy Code and (b) any professional or other Entity seeking compensation and reimbursement in connection with the Chapter 11 Cases pursuant to section 503(b)(4) of the Bankruptcy Code.

         135. "PROFESSIONAL FEE CLAIMS" means all Administrative Expense Claims for the compensation of Professionals and the reimbursement of expenses incurred by such Professionals (to the extent Allowed under sections 328, 330, 331, 363 or 503 of the Bankruptcy Code) through the Effective Date.

         136. "PROFESSIONAL FEE ORDER" means that certain order of the Bankruptcy Court entered on January 16, 2004, establishing procedures for interim compensation and reimbursement of expenses of Professionals.

         137. "QUARTERLY DISTRIBUTION DATE" means the last Business Day of the month following the end of each calendar quarter after the Effective Date; provided, however, that if the Effective Date is within 45 days before the end
--------  -------
of a calendar quarter, the first Quarterly Distribution Date will be the last Business Day of the month following the end of the first calendar quarter after the calendar quarter in which the Effective Date falls.

         138. "REGISTRATION RIGHTS AGREEMENT" means the agreement, a form of which is attached hereto as Exhibit J, whereby Reorganized Solutia will be obligated to register certain shares of New Common Stock pursuant to the terms and conditions of such agreement.

         139. "REINSTATED" or "REINSTATEMENT" means a Claim or Equity Interest unimpaired within the meaning of section 1124 of the Bankruptcy Code. Unless the Plan specifies a particular method of Reinstatement, when the Plan provides that an Allowed Claim or Allowed Equity Interest will be Reinstated, such Claim or Equity Interest will be Reinstated, at the applicable Reorganized Debtor's sole discretion, in accordance with one of the following:

                  a. The legal, equitable and contractual rights to which such Claim or Equity Interest entitles the holder will be unaltered; or

                  b. Notwithstanding any contractual provision or applicable law that entitles the Holder of such Claim or Equity Interest to demand or receive accelerated payment of such Claim or Interest after the occurrence of a default:

                           i. any such default that occurred before or after
                  the Petition Date, other than a default of a kind specified in section 365(b)(2) of the Bankruptcy Code, will be cured;

                           ii. the maturity of such Claim or Equity Interest,
                  as such maturity existed before such default, will be reinstated;

                           iii. the Holder of such Claim or Equity Interest
                  will be compensated for any damages incurred as a result of any reasonable reliance by such Holder on such contractual provision or such applicable law to the extent required by section 1124(c) of the Bankruptcy Code; and

                           iv. the legal, equitable or contractual rights to
                  which such Claim or Equity Interest entitles the Holder of such Claim or Equity Interest will not otherwise be altered.

         140. "RELATIONSHIP AGREEMENT" means that certain agreement between and among Reorganized Solutia, Monsanto and Funding Co, substantially in the form annexed hereto as Exhibit A.

         141. "REORGANIZED . . ." means, when used in reference to a particular Debtor, such Debtor on and after the Effective Date.

         142. "RESTRUCTURING TRANSACTIONS" means those mergers, consolidations, restructurings, transfers, conversions, dispositions, liquidations or dissolutions that the Debtors or Reorganized Debtors determine to be necessary or appropriate to effect a restructuring of a Debtor's business or a restructuring of the overall corporate structure of the Reorganized Debtors, all of which shall be effected by the Restructuring Transactions Agreement.

         143. "RESTRUCTURING TRANSACTIONS AGREEMENT" means the agreement or agreements that govern the Restructuring Transactions, annexed hereto as Exhibit M.

         144. "RETAINED SITES" means the "Retained Sites" as defined and set forth in the Relationship Agreement.

         145. "RETIREES" has the meaning set forth in the preamble to the Retiree Settlement Agreement.

         146. "RETIREE APPROVAL ORDER" means an order of the Bankruptcy Court, approving the Retiree Settlement Agreement.

         147. "RETIREE BENEFITS" means the benefits provided to the Retirees as set forth in the Retiree Settlement Agreement.

         148. "RETIREE CLAIM" means an Allowed non-priority, Unsecured Claim on account of certain consensual benefit reductions included in the Retiree Settlement Agreement, in the aggregate amount of $35 million, the Distribution received on account of which, in accordance with the terms of the Retiree Settlement Agreement and the Plan will be held in trust (or sold) for the benefit of Retirees in accordance with the terms of the Retiree Settlement Agreement.

         149. "RETIREES' COMMITTEE" means the official committee of retirees of the Debtors appointed by the United States Trustee in the Chapter 11 Cases pursuant to section 1114 of the Bankruptcy Code.

         150. "RETIREE SETTLEMENT AGREEMENT" means that certain agreement, as amended, between the Debtors and the Retirees' Committee, effective as of the Effective Date, substantially in the form of Exhibit B.

         151. "RETIREE TRUST" has the meaning set forth in the Retiree Settlement Agreement.

         152. "RIGHTS" means the rights to subscribe for and to acquire, on the Effective Date, an aggregate of 27.9% of the New Common Stock, in exchange for $250 million in Cash in accordance with the terms and conditions of the Rights Offering as set forth in the Rights Offering Procedures.

         153. "RIGHTS OFFERING" means the offering of the Rights by the Debtors to Eligible Holders.

         154. "RIGHTS OFFERING PROCEDURES" means those certain Rights Offering Procedures, which set forth the terms and conditions of the Rights Offering, which shall be in substantially the form annexed hereto as Exhibit H.

         155. "RIGHTS SUBSCRIPTION EXERCISE FORM" means that certain form distributed to each Eligible Holder, which form such Eligible Holder may use to exercise Rights.

         156. "SAUGET ADMINISTRATIVE ORDERS" means the Administrative Orders, relating to the Sauget, Illinois Area 1 and Area 2 sites, V-W-99-C-554, effective January 21, 1999; V-W-99-554, issued May 31, 2000; V-W-01-C-622, effective November 24, 2000; and V-W-C-716, issued September 30, 2002.

         157. "SCHEDULES" means the schedules of assets and liabilities and the statements of financial affairs filed by the Debtors with the Bankruptcy Court, as required by section 521 of the Bankruptcy Code and the Official Bankruptcy Forms, as the same may have been or may be amended, modified or supplemented.

         158. "SECURED CLAIM" means a Claim, other than a Senior Secured Note Claim or DIP Claim, that is secured by a lien on property in which an Estate has an interest or that is subject to setoff under section 553 of the Bankruptcy Code, to the extent of the value of the Holder's interest in the applicable Estate's interest in such property or to the extent of the amount subject to setoff, as applicable, as determined pursuant to section 506(a) of the Bankruptcy Code and, if applicable, section 1129(b) of the Bankruptcy Code.

         159. "SECURITIES ACT" means the Securities Act of 1933, 15 U.S.C. Sections 77a-77aa, as now in effect or hereafter amended.

         160. "SECURITY CLAIMS" means any Claim (a) arising from rescission of a purchase or sale of a security of any of the Debtors, (b) for damages arising from the purchase or sale of such security, (c) for reimbursement or contribution allowed under section 502 of the Bankruptcy Code on account of such Claim, or (d) otherwise subject to subordination under section 510(b) of the Bankruptcy Code.

         161. "SENIOR SECURED NOTES" means those certain 11.25% Senior Secured Notes, due on July 15, 2009, issued pursuant to that certain Indenture, dated July 9, 2002, as amended from time to time.

         162. "SENIOR SECURED NOTE CLAIMS" means Claims for principal and accrued and unpaid interest through the Effective Date arising from the Senior Secured Notes.

         163. "SENIOR SECURED NOTES TRUSTEE" means Bank of New York, or any successor thereto, as indenture trustee under that certain Indenture, dated July 9, 2002, as amended from time to time.

         164. "SEPARATION AGREEMENT" means that certain agreement, dated as of September 1, 2000, as amended, by and between Pharmacia and Monsanto.

         165. "SETTLED ADVERSARY PROCEEDINGS" means the following adversary proceedings commenced in the Bankruptcy Court: Solutia Inc. v. Pharmacia Corp., Case No. 03-93700 (PCB), filed Dec. 17, 2003; Solutia Inc. v. Pharmacia Corp., Case. No. 04-2969 (PCB), filed April 20, 2004; Official Committee of Retirees v. Solutia Inc., Case No. 04-3057 (PCB), filed May 7, 2004; and Solutia Inc. v. Monsanto Company and Pharmacia Corp., Case No. No. 05-03353
(PCB), filed on December 17, 2005.

         166. "SHAREHOLDERS AGREEMENT" means that certain agreement between Reorganized Solutia and Monsanto, substantially in the form of Exhibit L hereto.

         167. "SHARED SITES" means the "Shared Sites" as defined and set forth in the Relationship Agreement.

         168. "SIP PLAN" means the Solutia Inc. Savings and Investment Plan, dated September 1, 1997, as amended and restated from time to time.

         169. "SPINOFF" means the transaction contemplated by the Distribution Agreement, whereby Pharmacia spun-off its Chemicals Assets and Chemicals Liabilities to Solutia.

         170. "SPINOFF INDEMNITY CLAIM" means any Claim or claim against any of the Debtors, the Subsidiaries or Solutia's Affiliates, as appropriate, for indemnification or contribution held by Monsanto or Pharmacia, including the Monsanto Claims and the Pharmacia Claims, that arise from or relate to the Spinoff or the Distribution Agreement.

         171. "STIPULATION OF AMOUNT AND NATURE OF CLAIM" means a stipulation or other agreement between a Debtor or Reorganized Debtor, subject to Section VIII.B herein, or the claims monitor, and a Holder of a Claim approved by the Bankruptcy Court or an agreed order of the Bankruptcy Court, establishing the allowed amount and nature of a Claim.

         172. "STOCK POOL" means 49.9% of the New Common Stock to be Distributed to the Holders of the Allowed Noteholder Claims and Allowed General Unsecured Claims, which pool may be decreased or increased from time to time as set forth in Section VII.J hereof.

         173. "SUBSIDIARY" or "SUBSIDIARIES" means the direct and indirect subsidiaries of Solutia.

         174. "TOLBERT SETTLEMENT AGREEMENT" means that certain settlement agreement, dated September 9, 2003, resolving the lawsuit captioned Tolbert v. Monsanto Company, Civil Action No. 01-C-1407-S.

         175. "TORT CLAIMS" means all legal, equitable or other claims, demands, costs, causes of action and/or other liabilities arising under tort law (including demands for indemnification or contribution relating to or arising out of any such liability, whether arising under contract, tort law or otherwise), whether currently asserted or asserted in the future, whether known or unknown, (a) which constitute Chemicals Liabilities assumed by Solutia under the Distribution Agreement, (b) for which Solutia was required to indemnify Monsanto and Pharmacia under the Distribution Agreement, and (c) which are for property damage, personal injury, products liability or premises liability or other damages arising out of or related to exposure to asbestos, PCB, dioxin, benzene, vinyl chloride, silica, butadiene, pentachlorophenol, styrene tars, other chemical exposure or environmental contamination, regardless of whether (i) any of the Debtors is, was or will be named as a defendant in any action commenced by or on behalf of the holder of such Tort Claim, or (ii) such holder has filed a proof of claim in the Chapter 11 Case. "Tort Claims" shall not include, among other things: NRD Claims; claims for medical or retiree benefits, including retiree medical, disability and life insurance benefits; monitoring obligations with respect to PAB-exposed former employees; workers compensation claims brought solely pursuant to worker compensations statutes and not constituting or arising out of a claim, demand, cost, cause of action and/or other liability that would otherwise be defined as a "Tort Claim" herein; antitrust claims; commercial, business or contract claims; Environmental Liability Costs; any other remediation obligations covered by the Relationship Agreement; Legacy Claims for "response" as defined under Section 101(25) of CERCLA; claims asserted in connection with any pension or similar obligations of

Solutia, including (x) claims asserted in the actions entitled Davis v. Solutia Inc. Employees' Pension Plan, No. 3:05CV736, Scharringhausen v. Solutia Inc. Employees' Pension Plan, No. 3:06CV00099, and the administrative charge entitled Larry Probst v. Monsanto Company and Solutia, Inc., EEOC Charge Nos. 280 A 00618 through 280 A 00652, and any similar litigation and
(y) claims asserted in the action entitled Miller v. Pharmacia Corporation, No. 4:04CV981, or any similar litigation; or any claims, including claims for exposure to chemicals or other substances, arising from Solutia's operations after the Spinoff.

         176. "TREASURY REGULATIONS" means regulations (including temporary and proposed regulations) promulgated under the Internal Revenue Code, as amended from time to time, by the United States Treasury Department.

         177. "UNDELIVERABLE DISTRIBUTION" means a Distribution of New Common Stock or Cash that is returned to the Reorganized Debtors as undeliverable or is otherwise unclaimed for one year after the date such Distribution was made.

         178. "UNIFORM COMMERCIAL CODE" means the uniform code of laws governing various commercial transactions, including the sale of goods, banking transactions, secured transactions in personal property and other matters, as applicable in the relevant state(s).

         179. "UNIMPAIRED" means, with respect to a Claim (or Class of Claims), a Claim (or Class of Claims) that is unimpaired within the meaning of section 1124 of the Bankruptcy Code.

         180. "UNIMPAIRED CLAIM" means a Claim classified in an Unimpaired
Class.

         181. "UNIMPAIRED CLASS" means each of Classes 1, 2, 4, 6, 7, 8, 9 and 10 as set forth in Article III of the Plan.

         182. "UNITED STATES OF AMERICA" means the United States of America and all of its agencies, subdivisions and instrumentalities.

         183. "UNSECURED CLAIM" means any Claim that is neither secured nor entitled to priority under the Bankruptcy Code or any order of the Court, including any Claim arising from the rejection of an Executory Contract or Unexpired Lease under section 365 of the Bankruptcy Code.

         184. "VALUE" shall have the meaning set forth in Section VII.I hereof.

         185. "VOTING AGENT" means Financial Balloting Group LLC, 757 Third Avenue, 3rd Floor, New York, New York 10017.

         186. "VOTING DEADLINE" means the date set by the Bankruptcy Court by which all Ballots for acceptance or rejection of the Plan must be received by the Voting Agent.

         187. "VOTING RECORD DATE" means the record date set by the Bankruptcy Court, pursuant to Bankruptcy Rule 3017(d), for determining which creditors and equity security holders are entitled to receive solicitation materials and, when applicable, to vote on the Plan.

         188. "WARRANTS" means warrants to be issued on the Effective Date pursuant to and subject to the terms of the Warrant Agreement to purchase up to 3.5% of the New Common Stock at a strike price of $14.16, the principal terms of which are annexed hereto as Exhibit N.

         189. "WARRANT AGREEMENT" means that certain warrant agreement, dated as of the Effective Date, governing the Warrants to be issued by Reorganized Solutia, which agreement shall be in substantially the form contained in the Plan Supplement.

B.       RULES OF INTERPRETATION AND COMPUTATION OF TIME

         1. RULES OF INTERPRETATION

         For purposes of the Plan, unless otherwise provided herein: (a) whenever from the context it is appropriate, each term, whether stated in the singular or the plural, will include both the singular and the plural; (b) unless otherwise provided in the Plan, any reference in the Plan to a contract, instrument, release or other agreement or document being in a particular form or on particular terms and conditions means that such document will be substantially in such form or substantially on such terms and conditions; (c) any reference in the Plan to an existing document or exhibit filed or to be filed means such document or exhibit, as it may have been or may be amended, modified or supplemented pursuant to the Plan or Confirmation Order; (d) any reference to an Entity as a Holder of a Claim or Equity Interest includes that Entity's successors, assigns and, where applicable, Affiliates; (e) all references in the Plan to sections, articles and exhibits are references to sections, articles and exhibits of or to the Plan; (f) the words "herein," "hereunder" and "hereto" refer to the Plan in its entirety rather than to a particular portion of the Plan; (g) captions and headings to articles and sections are inserted for convenience of reference only and are not intended to be a part of or to affect the interpretation of the Plan; (h) subject to the provisions of any contract, certificates of incorporation, by-laws, similar constituent documents, instrument, release or other agreement or document entered into or delivered in connection with the Plan, the rights and obligations arising under the Plan will be governed by, and construed and enforced in accordance with, federal law, including the Bankruptcy Code and the Bankruptcy Rules; and (i) the rules of construction set forth in section 102 of the Bankruptcy Code will apply.

         2. COMPUTATION OF TIME

         In computing any period of time prescribed or allowed by the Plan, the provisions of Bankruptcy Rule 9006(a) will apply.

                                  ARTICLE II

                    CLASSES OF CLAIMS AND EQUITY INTERESTS

         All Claims and Equity Interests, except Administrative Expense Claims and Priority Tax Claims, are placed in the Classes described below for all purposes, including voting and Distribution pursuant to the Plan. In accordance with section 1123(a)(1) of the Bankruptcy Code, Administrative Expense Claims and Priority Tax Claims, as described in Section III.A, have not been classified and, thus, are excluded from the Classes described below. A Claim or Equity Interest is classified in a particular Class only to the extent that the Claim or Equity Interest qualifies within the description of that Class and is classified in other Classes to the extent that any remainder of the Claim or Equity Interest qualifies within the description of such other Classes.

       CLASS          DESIGNATION                                IMPAIRMENT            ENTITLED TO VOTE

       Class 1        Priority Non-Tax Claims                    Unimpaired          No (deemed to accept)

       Class 2        Secured Claims                             Unimpaired          No (deemed to accept)

       Class 3        Senior Secured Note Claims                  Impaired                    Yes

       Class 4        Convenience Claims                         Unimpaired          No (deemed to accept)

       Class 5        CPFilms Claims                              Impaired                    Yes

       Class 6        NRD Claims                                 Unimpaired          No (deemed to accept)

       Class 7        Insured Claims                             Unimpaired          No (deemed to accept)

       Class 8        Tort Claims                                Unimpaired          No (deemed to accept)

       Class 9        Legacy Site Claims                         Unimpaired          No (deemed to accept)

       Class 10       Equity Interests in all Debtors            Unimpaired          No (deemed to accept)
                      other than Solutia

       Class 11       Monsanto Claim                              Impaired                    Yes

       Class 12       Noteholder Claims                           Impaired                    Yes

       Class 13       General Unsecured Claims                    Impaired                    Yes

       Class 14       Retiree Claim                               Impaired                    Yes

       Class 15       Pharmacia Claims                            Impaired                    Yes

       Class 16       Non-Debtor Intercompany Claims              Impaired           No (deemed to accept)

       Class 17       Debtor Intercompany Claims                  Impaired           No (deemed to accept)

       Class 18       Axio Claims                                 Impaired           No (deemed to reject)

       Class 19       Security Claims                             Impaired           No (deemed to reject)

       Class 20       Equity Interests in Solutia                 Impaired                    Yes

                                 ARTICLE III

                   TREATMENT OF CLAIMS AND EQUITY INTERESTS

A.   UNCLASSIFIED CLAIMS

     1.   PAYMENT OF ADMINISTRATIVE EXPENSE CLAIMS

          a.   ADMINISTRATIVE EXPENSE CLAIMS IN GENERAL

               Except as specified in this Section III.A, and subject to the Administrative Expense Claim Bar Date provisions herein, unless otherwise agreed to by the Holder of an Administrative Expense Claim and the applicable Debtor or Reorganized Debtor, each Holder of an Allowed Administrative Expense Claim will receive, in full satisfaction of its Administrative Expense Claim, Cash equal to the amount of such Allowed Administrative Expense Claim either
(i) on the Effective Date or as soon thereafter as reasonably practicable or
(ii) if the Administrative Expense Claim is not Allowed as of the Effective Date, 30 days after the date on which an order allowing such Administrative Expense Claim becomes a Final Order.

          b.   ORDINARY COURSE LIABILITIES

               Allowed Administrative Expense Claims based on liabilities incurred by a Debtor in the ordinary course of its business will be paid by the applicable Reorganized Debtor pursuant to the terms and conditions of the particular transaction giving rise to such Allowed Administrative Expense Claims, without any further action by the Holders of such Allowed Administrative Expense Claims.

          c.   DIP CLAIMS

               On the Effective Date, or as soon thereafter as reasonably practicable, unless otherwise agreed to by the DIP Lenders pursuant to the DIP Credit Facility, Allowed DIP Claims will be paid in Cash in amounts equal to the amount of such Allowed DIP Claims.

          d.   BAR DATES FOR ADMINISTRATIVE EXPENSE CLAIMS

               i.   GENERAL ADMINISTRATIVE EXPENSE CLAIM BAR DATE PROVISIONS

                    Except as otherwise provided in this Section III.A, unless a request for the payment of an Administrative Expense Claim previously was filed with the Bankruptcy Court, requests for payment of an Administrative Expense Claim must be filed with the Bankruptcy Court and served on the Reorganized Debtors, pursuant to the procedures specified in the Confirmation Order and the notice of entry of the Confirmation Order, no later than 45 days after the Effective Date. Any Holder of an Administrative Expense Claim that is required to file and serve a request for payment of such Administrative Expense Claim and that does not file and serve such a request within the time established by this Section III.A of the Plan will be forever barred from asserting such Administrative Expense Claim against the Debtors, the Reorganized Debtors or their respective property and such Administrative Expense Claim will be deemed discharged as of the Effective Date. Objections to such requests for payment of an Administrative Expense Claim must be filed with the Bankruptcy Court and served on the Debtors or the Reorganized
Debtors, as applicable, and the requesting party by the later of (A) 120 days after the Effective Date or (B) 60 days after the filing of the applicable request for payment of the Administrative Expense Claims with the Bankruptcy Court.

               ii.  BAR DATES FOR CERTAIN ADMINISTRATIVE EXPENSE CLAIMS

                    a.   PROFESSIONAL COMPENSATION

                         (i)   FINAL FEE APPLICATIONS. All final requests for
payment of Professional Fee Claims must be filed with the Bankruptcy Court and served on Reorganized Solutia no later than 45 days after the Effective Date. After notice and a hearing in accordance with the procedures established by the Bankruptcy Code and prior orders of the Bankruptcy Court in the Chapter 11 Cases, the allowed amounts of such Professional Fee Claims shall be determined by the Bankruptcy Court.

                         (ii)  PAYMENT OF INTERIM AMOUNTS. Subject to the
Holdback Amount, on the Effective Date, the Debtors or Reorganized Debtors shall pay all amounts owing to Professionals for all outstanding amounts payable relating to prior periods through the Effective Date. To receive payment on the Effective Date for unbilled fees and expenses incurred through such date, the Professionals shall reasonably estimate fees and expenses due for periods that will not have been billed as of the Effective Date and shall deliver such estimate to the Debtors and the United States Trustee prior to the Effective Date. The Debtors or Reorganized Debtors, as applicable, shall pay the Professionals' reasonably estimated amount of such fees and expenses as soon as reasonably practicable after receiving the estimate, but in no event prior to the Effective Date. Within forty-five (45) days after the Effective Date, a Professional receiving payment for the estimated period shall submit a detailed invoice covering such period in the manner and providing the detail as set forth in the Professional Fee Order. If the estimated payment received by any Professional exceeds the actual fees and expenses for such period, as ultimately approved by the Bankruptcy Court in connection with the relevant final fee application, such excess amount will be credited against the Holdback Amount for such Professional or, if the award of the Holdback Amount for such matter is insufficient, disgorged by such Professional within 45 days after the issuance of the Order approving the relevant final fee application. If the estimated payment received by any Professional is lower than the actual fees and expenses for such period as ultimately approved by the Bankruptcy Court in connection with the relevant final fee application, the difference between the amount approved and the estimated payment shall promptly be paid to such Professional.

                         (iii) HOLDBACK AMOUNT. On the Effective Date, the
Debtors or the Reorganized Debtors shall fund the Holdback Escrow Account with Cash equal to the aggregate Holdback Amount for all Professionals. The Reorganized Debtors shall maintain the Holdback Escrow Account in trust for the Professionals with respect to whom fees have been held back pursuant to the Professional Fee Order. Such funds shall not be considered property of the Debtors, or the Reorganized Debtors. The remaining Holdback Amount owing to each Professional shall be paid to such Professional by Reorganized Solutia from the Holdback Escrow Account when such Professional's Professional Fee Claim is finally allowed by the Bankruptcy Court. When all Professional Fee Claims have been paid in full, amounts remaining in the Holdback Escrow Account, if any, shall be paid to the Reorganized Debtors.

                    b.   ORDINARY COURSE LIABILITIES

                         Notwithstanding the provisions of Section III.A.1.d.i
above, Holders of Administrative Expense Claims based on liabilities incurred by a Debtor in the ordinary course of its business will not be required to file or serve any request for payment of such Administrative Expense Claims. Such Administrative Expense Claims will be satisfied pursuant to Section III.A.1.a.

     2.   PAYMENT OF PRIORITY TAX CLAIMS

          Pursuant to section 1129(a)(9)(C) of the Bankruptcy Code, unless otherwise agreed to by the Holder of a Priority Tax Claim and the applicable Debtor or Reorganized Debtor, each Holder of an Allowed Priority Tax Claim will receive, in full satisfaction of its Priority Tax Claim, deferred Cash payments totaling 100% of the principal amount of such Allowed Priority Tax Claim, plus interest as provided herein, over a period not exceeding 6 years from the date of assessment of such Priority Tax Claim. Payments will be made in equal annual installments of principal, plus simple interest accruing from the Effective Date at the interest rate equal to the applicable federal rate as determined in accordance with Section 1274(d) of the Internal Revenue Code. Unless otherwise agreed to by the Holder of a Priority Tax Claim and the applicable Debtor or Reorganized Debtor, the first payment on account of such Priority Tax Claim will be payable 1 year after the Effective Date or, if the Priority Tax Claim is not allowed within 1 year after the Effective Date, the first Quarterly Distribution Date after the date on which an order allowing such Priority Tax Claim becomes a Final Order; provided, however, that the
                                               --------  -------
Reorganized Debtors will have the right to pay any Allowed Priority Tax Claim, or any remaining balance of such Priority Tax Claim, in full at any time on or after the Effective Date, without premium or penalty.

B.   CLASSES OF CLAIMS

     1.   PRIORITY NON-TAX CLAIMS (CLASS 1)

          a.   TREATMENT:

               On the later of (i) the Effective Date or as soon thereafter as reasonably practicable, (ii) the date on which a Priority Non-Tax Claim becomes an Allowed Priority Non-Tax Claim, or as soon thereafter as reasonably practicable or (iii) such other date as may be ordered by the Bankruptcy Court, each Holder of an Allowed Priority Non-Tax Claim will receive payment in full in Cash of such Allowed Priority Non-Tax Claim.

          b.   VOTING:

               Class 1 is Unimpaired by the Plan. Pursuant to section 1126(f) of the Bankruptcy Code, each Holder of an Allowed Priority Non-Tax Claim in Class 1 is conclusively presumed to have accepted the Plan and is not entitled to vote to accept or reject the Plan.

     2.   SECURED CLAIMS (CLASS 2)

          a.   TREATMENT:

               On the later of (i) the Effective Date or as soon thereafter as reasonably practicable, (ii) the date on which a Secured Claim becomes an Allowed Secured Claim, or as soon thereafter as reasonably practicable or
(iii) such other date as may be ordered by the Bankruptcy Court, each Allowed Secured Claim shall be, at the election of the applicable Debtor (a) Reinstated, (b) paid in full, in Cash, in full satisfaction, settlement, release and discharge of such Allowed Secured Claim, together with accrued post-Petition Date interest to the extent allowable under section 506 of the Bankruptcy Code, (c) satisfied by the Debtors' surrender of the collateral securing such Allowed Secured Claim, (d) offset against, and to the extent of, the Debtors' claims against the Holder of such Allowed Secured Claim or (e) otherwise rendered Unimpaired, except to the extent that the Debtors and a Holder of an Allowed Secured Claim may agree to a different treatment. Each Secured Claim shall be deemed to be in a separate sub-class of Class 2 for all purposes hereunder.

          b.   VOTING:

               Class 2 and each sub-class thereof is Unimpaired by the Plan. Pursuant to section 1126(f) of the Bankruptcy Code, each Holder of an Allowed Secured Claim in Class 2 and each sub-class thereof is conclusively presumed to have accepted the Plan and is not entitled to vote to accept or reject the Plan.

     3.   SENIOR SECURED NOTE CLAIM (CLASS 3)

          a.   TREATMENT:

               On the Effective Date or as soon thereafter as reasonably practicable, Reorganized Solutia shall pay to the Senior Secured Notes Trustee, for the benefit of the Holders of the Senior Secured Note Claims, Cash in the amount of the Allowed Senior Secured Note Claims.

          b.   VOTING:

               Class 3 is Impaired by the Plan. Pursuant to section 1126(a) of the Bankruptcy Code, each Holder of an Allowed Senior Secured Note Claim in Class 3 is entitled to vote to accept or reject the Plan.

     4.   CONVENIENCE CLAIMS (CLASS 4)

          a.   TREATMENT:

               On the later of (i) the Effective Date or as soon thereafter as reasonably practicable, or (ii) such other date as may be ordered by the Bankruptcy Court, each Holder of an Allowed Convenience Claim will receive Cash equal to the amount of such Claim (as reduced if applicable, pursuant to an election by the Holder thereof).

          b.   VOTING:

               Class 4 is Unimpaired by the Plan. Pursuant to section 1126(f) of the Bankruptcy Code, each Holder of a Convenience Claim in Class 4 is conclusively presumed to have accepted the Plan and is not entitled to vote to accept or reject the Plan.

     5.   CPFILMS CLAIMS (CLASS 5)

          a.   TREATMENT:

               On the Effective Date, or as soon thereafter as reasonably practicable, each Holder of an Allowed CPFilms Claim shall receive Cash in the amount of such Holder's Allowed CPFilms Claim plus simple interest at a rate of 8% per annum.

          b.   VOTING:

               Class 5 is Impaired by the Plan. Pursuant to section 1126(a) of the Bankruptcy Code, each Holder of an Allowed CPFilms Claim in Class 5 is entitled to vote to accept or reject the Plan.

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

     6.   NRD CLAIMS (CLASS 6)

          a.   TREATMENT:

               On the Effective Date, the NRD Claims shall be Reinstated. After the Effective Date, the NRD Claims shall be liquidated and paid pursuant to applicable law and in the ordinary course of business. Payment of the NRD Claims will be allocated between Reorganized Solutia and Monsanto pursuant to the terms of the Relationship Agreement, provided, however, that such
                                         --------  -------
allocations are solely as between Solutia and Monsanto and nothing in the Relationship Agreement shall impair or adversely affect the NRD Claims.

          b.   VOTING:

               Class 6 is Unimpaired by the Plan. Pursuant to section 1126(f) of the Bankruptcy Code, each Holder of an Allowed NRD Claim in Class 6 is conclusively presumed to have accepted the Plan and is not entitled to vote to accept or reject the Plan.

     7.   INSURED CLAIMS (CLASS 7)

          a.   TREATMENT:

               Each Holder of an Allowed Insured Claim shall be entitled to receive the proceeds of any insurance policies available to cover such Insured Claim. In the event that insurance coverage proceeds are insufficient to completely satisfy any Allowed Claim that is partially an Insured Claim, the Holder of such Insured Claim shall be entitled to an Allowed General Unsecured Claim (or Claim in such other Class as may be applicable) in an amount equal to the difference between the Allowed amount of the relevant Claim and the amount of insurance coverage proceeds available to pay such Claim.

          b.   VOTING:

               Class 7 is Unimpaired by the Plan. Pursuant to section 1126(f) of the Bankruptcy Code, each Holder of an Allowed Insured Claim in Class 7 is conclusively presumed to have accepted the Plan and is not entitled to vote to accept or reject the Plan.

     8.   TORT CLAIMS (CLASS 8)

          a.   TREATMENT:

               On the Effective Date, the Tort Claims shall be Reinstated. After the Effective Date, the Tort Claims shall be liquidated pursuant to applicable law and in the ordinary course of business. Payment of the Tort Claims, in accordance with the Monsanto Tort Management, will be allocated between Reorganized Solutia and Monsanto pursuant to the terms of the Relationship Agreement, provided, however, that such allocations are solely as
                        --------  -------
between Solutia and Monsanto and nothing in the Relationship Agreement shall impair or adversely affect the Tort Claims. For the sake of clarity, pursuant to the Relationship Agreement, Monsanto shall take financial responsibility, as between itself and Reorganized Solutia only, for the management and payment of the Tort Claims, including all costs related to the defense, mediation, arbitration, settlement, and any judgment with respect to the Tort Claims.

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

          b.   VOTING:

               Class 8 is Unimpaired by the Plan. Pursuant to section 1126(f) of the Bankruptcy Code, each Holder of an Allowed Tort Claim in Class 8 is conclusively presumed to have accepted the Plan and is not entitled to vote to accept or reject the Plan.

     9.   LEGACY SITE CLAIMS (CLASS 9)

          a.   TREATMENT:

               On the Effective Date, in accordance with the Relationship Agreement, Monsanto shall take financial responsibility, as between itself and Reorganized Solutia only, for the management and payment of the Legacy Site Claims. Reorganized Solutia shall use all reasonable efforts to enforce against Monsanto the provisions of the Relationship Agreement and other Plan documents pertaining to the Legacy Sites. Notwithstanding any other provision of the Plan, Relationship Agreement, Confirmation Order, or other Plan Documents, including but not limited to Article X of the Plan, any governmental unit holding Claims related to Environmental Liabilities with respect to Legacy Sites may apply to any court of competent jurisdiction for an order to require Solutia to enforce against Monsanto the provisions of the Relationship Agreement pertaining the Legacy Site Claims subject to all applicable defenses, counterclaims, offsets and other rights of Monsanto; provided, however, that Reorganized Solutia's financial situation or ability
--------  -------
to pay shall not be a defense to any such action.

          b.   VOTING:

               Class 9 is Unimpaired by the Plan. Pursuant to section 1126(f) of the Bankruptcy Code, each Holder of an Allowed Legacy Site Claim in Class 9 is conclusively presumed to have accepted the Plan and is not entitled to vote to accept or reject the Plan.

     10.  EQUITY INTERESTS IN ALL DEBTORS OTHER THAN SOLUTIA (CLASS 10)

          a.   TREATMENT:

               To preserve the Debtors' corporate structure, Equity Interests in all Debtors other than Solutia shall, subject to the Restructuring Transactions Agreement, be Reinstated as Equity Interests in the respective Reorganized Debtors as of the Effective Date.

          b.   VOTING:

               Class 10 is Unimpaired by the Plan. Pursuant to section 1126(f) of the Bankruptcy Code, Holders of Equity Interests in all Debtors other than Solutia are conclusively presumed to have accepted the Plan and are not entitled to vote to accept or reject the Plan.

     11.  MONSANTO CLAIM (CLASS 11)

          a.   TREATMENT:

               On the Effective Date, Monsanto shall receive 20% of the New Common Stock, which Distribution will not be subject to dilution on account of the Rights Offering. In addition, Monsanto shall have an Allowed
Administrative Claim for all documented out of pocket Environmental Liabilities spent by Monsanto related to the Retained Sites, and to the Shared Sites in excess of $50 million during the Chapter 11 Cases.

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

          b.   VOTING:

               Class 11 is Impaired by the Plan. Pursuant to section 1126(a) of the Bankruptcy Code, the Holder of the Monsanto Claim in Class 11 is entitled to vote to accept or reject the Plan.

     12.  NOTEHOLDER CLAIMS (CLASS 12)

          a.   TREATMENT:

               On the Effective Date, or as soon as practicable after Disputed General Unsecured Claims are resolved, each Holder of an Allowed Noteholder Claim shall receive its Pro Rata share, inclusive of the General Unsecured Claims, of the Stock Pool. In addition, each Holder of an Allowed Noteholder Claim that is an Eligible Holder shall be deemed entitled to participate in the Rights Offering pursuant to the terms of the Rights Offering Procedures.

          b.   VOTING:

               Class 12 is Impaired by the Plan. Pursuant to section 1126(a) of the Bankruptcy Code, Holders of Noteholder Claims in Class 12 are entitled to vote to accept or reject the Plan.

     13.  GENERAL UNSECURED CLAIMS (CLASS 13)

          a.   TREATMENT:

               On the Effective Date, or as soon as practicable after Disputed General Unsecured Claims are resolved, each Holder of an Allowed General Unsecured Claim shall receive its Pro Rata share, inclusive of the Noteholder Claims, of the Stock Pool. In addition, each Holder of an Allowed General Unsecured Claim that is an Eligible Holder shall be entitled to participate in the Rights Offering pursuant to the terms of the Rights Offering Procedures.

          b.   VOTING:

               Class 13 is Impaired by the Plan. Pursuant to section 1126(a) of the Bankruptcy Code, Holders of General Unsecured Claims in Class 13 are entitled to vote to accept or reject the Plan.

     14.  RETIREE CLAIM (CLASS 14)

          a.   TREATMENT:

               Subject to the terms of the Retiree Settlement Agreement, on the Effective Date Reorganized Solutia shall contribute 2.2% of the New Common Stock to a trust established for the benefit of the Retirees pursuant to the terms of the Retiree Settlement Agreement. In accordance with the terms of the Retiree Settlement Agreement, all Claims filed by individual Retirees on account of reductions in benefits shall be deemed to be disallowed and expunged in their entirety. Furthermore, in accordance with the Retiree Settlement Agreement and the Retiree Approval Order, the Retirees' Committee is deemed to be the Holder of the Retiree Claim.

          b.   VOTING:

               Class 14 is Impaired by the Plan. Pursuant to section 1126(a) of the Bankruptcy Code and in accordance with the Retiree Settlement Agreement and the Retiree Approval Order, the Retirees' Committee or its duly authorized agent is entitled to vote to accept or reject the Plan.

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

     15.  PHARMACIA CLAIMS (CLASS 15)

          a.   TREATMENT:

               Holders of Pharmacia Claims will receive Distributions in the form of a limited indemnity and release under the Plan on account of such Claims.

          b.   VOTING:

               Class 15 is Impaired by the Plan. Pursuant to Section 1126(a) of the Bankruptcy Code, Holders of Pharmacia Claims in Class 15 shall be entitled to vote to accept or reject the Plan.

     16.  NON-DEBTOR INTERCOMPANY CLAIMS (CLASS 16)

          a.   TREATMENT:

               On the Effective Date or as soon thereafter as reasonably practicable, the amount of each Allowed Non-Debtor Intercompany Claim will be reduced by 60% and the remaining 40% of each such Claim shall be Reinstated by virtue of book entries without a Distribution of Cash or other consideration on account of such Claim.

          b.   VOTING:

               Class 16 is Impaired by the Plan. Notwithstanding the foregoing, the Holders of Non-Debtor Intercompany Claims, by virtue of their status as non-Debtor Affiliates of Solutia, are deemed to accept the Plan.

     17.  DEBTOR INTERCOMPANY CLAIMS (CLASS 17)

          a.   TREATMENT:

               On the Effective Date or as soon thereafter as reasonably practicable, the Debtor Intercompany Claims will be (a) eliminated or waived based on accounting entries in the Debtors' books and records and other corporate activities by the Debtors in their discretion or (b) discharged with no Distributions thereon. There will be no Distributions on account of any of the Debtor Intercompany Claims.

          b.   VOTING:

               Class 17 is Impaired by the Plan. Holders of Debtor Intercompany Claims shall receive no Distributions under the Plan. Notwithstanding the foregoing, the Holders of Debtor Intercompany Claims, by virtue of their status as Debtors and their authorization to file this Plan, are deemed to accept the Plan.

     18.  AXIO CLAIMS (CLASS 18)

          a.   TREATMENT:

               Holders of Axio Claims will receive no Distributions under the Plan on account of such Claims.

          b.   VOTING:

               Class 18 is Impaired by the Plan. Holders of Axio Claims shall receive no Distributions under the Plan. Therefore, each Holder of an Axio Claim in Class 18 is conclusively presumed to have rejected the Plan. Pursuant to section 1126(g) of the Bankruptcy Code, Holders of Axio Claims are not entitled to vote to accept or reject the Plan.

     19.  SECURITY CLAIMS (CLASS 19)

          a.   TREATMENT:

               The Holders of Security Claims will receive no Distributions under the Plan on account of such Claims.

          b.   VOTING:

               Class 19 is Impaired by the Plan. Holders of Security Claims shall receive no Distributions under the Plan. Therefore, each Holder of a Security Claim in Class 19 is conclusively presumed to have rejected the Plan. Pursuant to section 1126(g) of the Bankruptcy Code, Holders of Security Claims are not entitled to vote to accept or reject the Plan.

     20.  EQUITY INTERESTS IN SOLUTIA (CLASS 20)

          a.   TREATMENT:

               Each Holder of an Allowed Equity Interest in Solutia shall receive its Pro Rata share of the Warrants, provided that Classes 11, 12, 13, 14, 15, and 20 vote to accept the Plan. If any of Classes 11, 12, 13, 14, 15 or 20 vote to reject the Plan, then the Holders of Equity Interests in Solutia in Class 20 will not receive any Distributions under the Plan on account of their Equity Interests in Solutia. As of the Effective Date, all existing Equity Interests in Solutia will be cancelled pursuant to the Plan.

          b.   VOTING:

               Class 20 is Impaired by the Plan. Pursuant to Section 1126(a) of the Bankruptcy Code, Holders of Equity Interests in Solutia, whose ownership interest would entitle them to receive at least one Warrant, shall be entitled to vote to accept or reject the Plan.

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

                                  ARTICLE IV

                      ACCEPTANCE OR REJECTION OF THE PLAN

A.   SPECIAL PROVISIONS GOVERNING UNIMPAIRED CLAIMS

     Except as otherwise provided in the Plan, nothing shall affect the Debtors' rights and defenses with respect to any Unimpaired Claims, including all rights with respect to legal and equitable defenses to set-offs and recoupments against such Unimpaired Claims.

B.   CLASSES ENTITLED TO VOTE

     Classes 3, 5, 11, 12, 13, 14, 15 and 20 are Impaired Classes and are entitled to vote to accept or reject the Plan. By operation of law, each Unimpaired Class of Claims is deemed to have accepted the Plan and is not entitled to vote to accept or reject the Plan. Classes 1, 2, 4, 6, 7, 8, 9 and 10 are Unimpaired Classes and are deemed to have accepted the Plan. By operation of law, any Class of Claims or Equity Interests that is not entitled to receive or retain any property of the Debtors under the Plan is deemed to have rejected the Plan. Classes 18 and 19 are not entitled to receive or retain any property of the Debtors, are not entitled to vote and are deemed to have rejected the Plan. Classes 16 and 17 are Impaired Classes and deemed to have accepted the Plan.

C.   CRAMDOWN

     The Debtors request Confirmation under section 1129(b) of the Bankruptcy Code with respect to any Impaired Class that does not accept the Plan pursuant to section 1126 of the Bankruptcy Code. The Debtors reserve the right, subject to the consent of Monsanto and the Creditors' Committee, which consent shall not be unreasonably withheld, to modify the Plan to the extent, if any, that Confirmation pursuant to section 1129(b) of the Bankruptcy Code requires modification.

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

                                  ARTICLE V

                     MEANS FOR IMPLEMENTATION OF THE PLAN

A.   GENERAL SETTLEMENT OF CLAIMS

     As discussed in detail in Article VI of the Disclosure Statement and as otherwise provided herein, pursuant to section 1123 of the Bankruptcy Code and Bankruptcy Rule 9019, and in consideration for the classification, Distributions, releases and other benefits provided under the Plan, upon the Effective Date, the provisions of the Plan shall constitute a good faith compromise and settlement of all Claims and Equity Interests and controversies resolved pursuant to the Plan. Subject to Article VII, all Distributions made to Holders of Allowed Claims in any Class are intended to be and shall be final.

B. SETTLEMENT AMONG THE DEBTORS, MONSANTO, PHARMACIA, THE RETIREES, THE CREDITORS' COMMITTEE AND THE AD HOC TRADE COMMITTEE

     As discussed in detail in Article VIII of the Disclosure Statement, as set forth in the Confirmation Order, and as otherwise provided herein, pursuant to section 1123 of the Bankruptcy Code and Bankruptcy Rule 9019, and in consideration for the Monsanto Contribution, the Pharmacia Contribution, and as a result of arm's-length negotiations with the Retirees' Committee and the Creditors' Committee, the provisions of the Plan shall constitute a good faith compromise and settlement of all Claims and controversies between the Estates and (a) Monsanto, including the Monsanto Claim and all causes of action asserted in the Equity Committee Adversary Proceeding, (b) Pharmacia, including the Pharmacia Claims and all causes of action asserted in the Equity Committee Adversary Proceeding, and (c) the Retirees including all Claims to post-employment and other benefits asserted by the Retirees; provided,
                                                             --------
however, that the provisions of the Plan shall not settle or resolve any
-------
claims, obligations, suits, damages, demands, debts, rights, causes of action or liabilities as between Monsanto and Pharmacia under the Separation Agreement.

     1.   THE DISTRIBUTION AGREEMENT

               The Distribution Agreement and any amendments thereto shall be deemed to be a prepetition, non-executory contract. The Distribution Agreement and any amendments thereto shall not survive the Chapter 11 Cases and, except as provided herein or in the Plan Documents, any Claims, or other liabilities or obligations of the Debtors arising thereunder or related thereto shall be
(a) discharged, (b) released and not survive the Chapter 11 Cases and (c) deemed to be included in the Monsanto Claim and the Pharmacia Claims. Notwithstanding any provision to the contrary herein, this Article V shall have no effect whatsoever on the rights, defenses, obligations, or claims between Monsanto and Pharmacia arising from or existing under the Separation Agreement, and Solutia's assumption of debts, liabilities, guarantees, assurances, commitments and obligations under the Distribution Agreement shall be deemed to survive the Chapter 11 Cases solely with respect to the rights, defenses, obligations or claims as between Monsanto and Pharmacia and their respective Affiliates under the Separation Agreement, and those rights, defenses, obligations or claims shall continue to exist as if the Distribution Agreement survives the Chapter 11 Cases; notwithstanding the foregoing, but subject to any rights under the Plan, the Relationship Agreement and the Plan Documents, neither Monsanto, Pharmacia nor any other Person or Entity shall be entitled to assert any claim or Claim against any of the Debtors or Reorganized Debtors or their respective property with respect to any debts, liabilities, guarantees, assurances, commitments or obligations assumed by Solutia under the Distribution Agreement.

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

     2.   RELATIONSHIP AGREEMENT

               On the Effective Date, Reorganized Solutia, Monsanto and Funding Co shall enter into the Relationship Agreement. As an element of the Monsanto Contribution, Monsanto shall, pursuant to the Relationship Agreement, agree to (a) as between itself and Solutia only, fund various environmental remediation projects and perform various environmental remediation activities related to the Legacy Sites and the Shared Sites, (b) take financial responsibility, as between itself and Reorganized Solutia only, for the management and payment of the Tort Claims, all as more fully set forth in the Relationship Agreement, and (c) take financial responsibility, as between itself and Reorganized Solutia only, for the management and payment of the Legacy Site Claims, all as more fully set forth in the Relationship Agreement. Subject to the terms of the Relationship Agreement, the Relationship Agreement and the Commercial and Operating Agreements shall constitute an integrated and unitary executory contract. The funding allocations in the Relationship Agreement are solely as between Solutia and Monsanto and do not impair or adversely affect any claim, cause of action, or right of a government agency related to Environmental Liabilities with respect to the Retained Sites or the Shared Sites.

     3.   COMMERCIAL AND OPERATING AGREEMENTS

               On the Effective Date, the Commercial and Operating Agreements (as amended by the Chocolate Bayou settlement) shall be assumed by Reorganized Solutia.

               On the Effective Date, the Master Operating Agreement shall be deemed to be amended so that the "initial term" described in section 5.1 thereof shall be extended from twenty years from the effective date of the Master Operating Agreement to twenty-three years from such effective date, with all other terms remaining the same.

     4.   MONSANTO TORT MANAGEMENT

               As of the Effective Date, Monsanto shall take financial responsibility, as between itself and Reorganized Solutia only, for the management and payment of the Tort Claims and be solely responsible, as between itself and Reorganized Solutia only, for all costs related to the defense, mediation, arbitration, judgment and settlement of the Tort Claims and shall indemnify Reorganized Solutia, pursuant to the terms of the Relationship Agreement, with respect to such Tort Claims. In addition, since the Petition Date, Monsanto has paid all costs arising in connection with the Tort Claims.

     5. MONSANTO'S SETTLEMENT OF ADVERSARY PROCEEDINGS, CONTESTED MATTERS, DISPUTES AND MONSANTO CLAIMS

               Subject to the terms of the Plan, the Relationship Agreement and the Plan Documents, Monsanto and Solutia agree to (a) resolve all matters related to the Distribution Agreement, (b) withdraw the Settled Adversary Proceedings with prejudice, and resolve all claims asserted therein (where applicable, with the consent of Pharmacia and the Retirees' Committee), and
(c) settle the Monsanto Claim.

     6.   MONSANTO'S PROFESSIONALS

               Reorganized Solutia shall pay the reasonable fees and reimburse the reasonable expenses of Monsanto's Professionals, for work substantially related to the Chapter 11 Cases, in an amount equal to the lesser of (a) Monsanto's actual out of pocket costs with respect to such reasonable fees and expenses and (b) the aggregate fees of the Creditors' Committee's professionals, as approved by the Bankruptcy Court. Monsanto shall not be required to file any fee application or other request with the

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

Bankruptcy Court in connection with the payment of such fees and expenses; provided, however, that if any dispute between Solutia and Monsanto or the
--------  -------
Creditors' Committee and Monsanto regarding Monsanto's professional fees cannot be resolved in a reasonable period of time, then the Bankruptcy Court shall determine the amount of reasonable fees to be paid to Monsanto.

     7.   MONSANTO ADMINISTRATIVE CLAIM

               Monsanto shall have an Allowed Administrative Claim for all documented out of pocket Environmental Liabilities spent by Monsanto related to the Retained Sites and to the Shared Sites in excess of $50 million during the Chapter 11 Cases.

     8.   PHARMACIA CONTRIBUTION

               Pursuant to the Confirmation Order, and except for the limited indemnities in favor of Pharmacia expressly set forth in the Relationship Agreement, Pharmacia shall be deemed to have released and shall release, the Debtors and the Reorganized Debtors from any and all claims, Claims and obligations of the Debtors and the Reorganized Debtors under the Distribution Agreement, including the Legacy Claims and related indemnity obligations arising under the Distribution Agreement or otherwise, and any other Claims or liabilities it holds, has held or may, in the future, hold against the Debtors and the Reorganized Debtors, related to the Distribution Agreement and the Legacy Claims. Pharmacia's release herein shall have no effect whatsoever on the rights, defenses, obligations or claims between Monsanto and Pharmacia arising from or existing under the Separation Agreement. In addition, Pharmacia agrees to waive the Pharmacia Claims in their entirety with prejudice and such Pharmacia Claims shall be expunged with prejudice, and Solutia's assumption of debts, liabilities, guarantees, assurances, commitments and obligations under the Distribution Agreement shall be deemed to survive the Chapter 11 Cases solely with respect to the rights, defenses, obligations or claims as between Monsanto and Pharmacia and their respective Affiliates under the Separation Agreement, and those rights, defenses, obligations or claims shall continue to exist as if the Distribution Agreement survives the Chapter 11 Cases; notwithstanding the foregoing, but subject to any rights under the Plan, the Relationship Agreement and the Plan Documents, neither Monsanto, Pharmacia nor any other Person or Entity shall be entitled to assert any claim or Claim against any of the Debtors or Reorganized Debtors or their respective property with respect to any debts, liabilities, guarantees, assurances, commitments or obligations assumed by Solutia under the Distribution Agreement.

     9.   SETTLEMENT WITH RETIREES

               The terms of the settlement regarding modifications to post employment and other benefits provided to Retirees are set forth in the Retiree Settlement Agreement, attached as Exhibit B hereto.

     10.  SETTLED ADVERSARY PROCEEDINGS

               By agreement among the various parties to the Settled Adversary Proceedings, on the Effective Date, all of the Settled Adversary Proceedings shall be deemed dismissed or withdrawn with prejudice.

     11.  SOLUTIA'S ASSUMPTION OF CERTAIN ENVIRONMENTAL LIABILITIES

               Any Claim, cause of action, or right of a governmental agency related to Environmental Liabilities with respect to the Shared Sites and the Retained Sites, other than Claims relating to United States v. Mallinckrodt Inc. et al, Civil Action No. 4:02CV1488-ERW, (E.D. Mo.) (Eastern Division),

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

which shall constitute and be treated as a General Unsecured Claim for all purposes and be in Class 13, shall be reinstated and unaffected by the Chapter 11 Cases and shall be liquidated or adjudicated pursuant to applicable law and in the ordinary course of business. Reorganized Solutia shall be receiving a discharge from the Claims held by governmental agencies related to Environmental Liabilities Costs with respect to the Legacy Sites. As stated above and described in the Relationship Agreement, Monsanto, as between itself and Reorganized Solutia only, shall be financially responsible for Environmental Liability Costs with respect to the Legacy Sites. Pursuant to the Relationship Agreement, Reorganized Solutia shall be financially responsible, as between itself and Monsanto only, for Environmental Liability Costs with respect to the Retained Sites and Reorganized Solutia and Monsanto shall, subject to a sharing mechanism set forth in the Relationship Agreement, be financially responsible, as between themselves, for Environmental Liability Costs with respect to the Shared Sites. Nothing in the Relationship Agreement's provisions for the Retained Sites or Shared Sites shall impair or adversely affect any claim, cause of action, or right of a governmental agency related to Environmental Liabilities with respect to the Retained Sites or the Shared Sites.

C.   RESTRUCTURING TRANSACTIONS

     On the Effective Date, and pursuant to the Restructuring Transactions Agreement, the applicable Debtors or Reorganized Debtors shall enter into the Restructuring Transactions and shall take any actions as may be necessary or appropriate to effect a corporate restructuring of their respective businesses or a corporate restructuring of the overall corporate structure of the Reorganized Debtors, as and to the extent provided therein. The Restructuring Transactions may include one or more mergers, consolidations, restructurings, conversions, dissolutions, transfers or liquidations as may be determined by the Debtors or the Reorganized Debtors, with the consent of Monsanto and the Creditors' Committee, which consent shall not be unreasonably withheld, to be necessary or appropriate, in each case as and to the extent provided in the Restructuring Transactions Agreement. The actions to effect the Restructuring Transactions may include, in each case as and to the extent provided in the Restructuring Transactions Agreement: (1) the execution and delivery of appropriate agreements or other documents of merger, consolidation, restructuring, conversion, disposition, transfer, dissolution or liquidation containing terms that are consistent with the terms of the Plan and that satisfy the applicable requirements of applicable law and any other terms to which the applicable Entities may agree; (2) the execution and delivery of appropriate instruments of transfer, assignment, assumption or delegation of any asset, property, right, liability, debt or obligation on terms consistent with the terms of the Plan and having other terms for which the applicable parties agree; (3) the filing of appropriate certificates or articles of incorporation, reincorporation, merger, consolidation, conversion or dissolution pursuant to applicable state law; and (4) all other actions that the applicable Entities determine to be necessary or appropriate, including making filings or recordings that may be required by applicable law in connection with the Restructuring Transactions.

D.   CONTINUED CORPORATE EXISTENCE AND VESTING OF ASSETS IN THE REORGANIZED
     DEBTORS

     Except as otherwise provided herein, or in the Restructuring Transactions Agreement, each Debtor will, as a Reorganized Debtor, continue to exist after the Effective Date as a separate corporate entity, with all the powers of a corporation under applicable law and without prejudice to any right to alter or terminate such existence (whether by merger, dissolution or otherwise) under applicable state law. Except as otherwise provided herein, as of the Effective Date, all property of the respective Estates of the Debtors, and any property acquired by a Debtor or Reorganized Debtor under the Plan, will vest in the applicable Reorganized Debtor, free and clear of all Claims, Liens, charges, other encumbrances and Equity Interests, except for obligations assumed or created under the Plan or the Plan Documents. On and after the Effective Date, each Reorganized Debtor may operate its businesses and may use, acquire and dispose of property and compromise or settle any claims without supervision or approval by the

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

Bankruptcy Court and free of any restrictions of the Bankruptcy Code or Bankruptcy Rules, other than those restrictions expressly imposed by the Plan or the Confirmation Order. Without limiting the foregoing, each Reorganized Debtor may pay the charges that it incurs after the Effective Date for Professionals' fees, disbursements, expenses or related support services (including reasonable fees relating to the preparation of Professional fee applications) without application to the Bankruptcy Court.

E.   EXECUTION OF PLAN DOCUMENTS

     On the Effective Date, the Reorganized Debtors and the other parties thereto shall execute and deliver the Plan Documents, as applicable.

F. CORPORATE GOVERNANCE, DIRECTORS AND OFFICERS AND CORPORATE ACTION OF THE REORGANIZED DEBTORS

     1.   NEW CERTIFICATES OF INCORPORATION AND NEW BY-LAWS

          On or immediately prior to the Effective Date, the Reorganized Debtors will file their respective New Certificates of Incorporation with the applicable Secretaries of State and/or other applicable authorities in their respective states of incorporation in accordance with the corporate laws of the respective states of incorporation. After the Effective Date, the Reorganized Debtors may amend and restate their respective New Certificates of Incorporation and New By-laws and other constituent documents as permitted by the laws of their respective states of incorporation and their respective New Certificates of Incorporation and New By-laws.

     2.   DIRECTORS AND OFFICERS OF THE REORGANIZED DEBTORS

          As of the Effective Date, the initial board of directors and the officers of each of the Reorganized Debtors shall be appointed in accordance with the respective New Certificates of Incorporation and New By-laws. The initial Board of Directors of Reorganized Solutia shall consist of nine (9) members. One (1) member shall be the Chief Executive Officer of Reorganized Solutia, Jeffry N. Quinn, one (1) member shall be designated by Solutia from among the members of the current Solutia Board, and one (1) member shall be designated by Monsanto. The remaining six (6) members shall be designated by the Creditors' Committee in consultation with Solutia and Monsanto. Solutia will retain a nationally recognized executive search firm to assist in the selection of members of the initial Board of Directors of Reorganized Solutia. All members of the Reorganized Solutia Board of Directors (other than the Chief Executive Officer) shall satisfy the independence standards that are applicable for purposes of the securities exchange or quotation system on which the shares of Reorganized Solutia will be listed. Pursuant to section 1129(a)(5) of the Bankruptcy Code, the Debtors will disclose in the Plan Supplement, the identity and affiliations of any Person proposed to serve on the initial board of directors or be an officer of each of the Reorganized Debtors. To the extent any such director or officer of Reorganized Solutia is an "insider" under the Bankruptcy Code, the nature and amount of any compensation to be paid to such director or officer will also be disclosed. Each such director and officer shall serve from and after the Effective Date pursuant to the terms of the New Certificates of Incorporation, New By-laws and other constituent documents of the Reorganized Debtors.

     3.   CORPORATE ACTION

          As of the Effective Date, the adoption and filing of the New Certificates of Incorporation, the approval of the New By-laws, the resignation of all directors of the Debtors, the appointment of directors and officers for Reorganized Debtors, and all actions contemplated hereby shall be deemed to be authorized and approved in all respects (subject to the provisions herein), without the need for any further


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

corporate, shareholder, director or other action. All matters provided for herein involving the corporate structure of Reorganized Debtors, and any corporate action required by the Debtors or Reorganized Debtors in connection with the Plan, shall be deemed to have occurred and shall be in effect, pursuant to applicable law, without any requirement of further action by the security holders or directors of the Debtors or Reorganized Debtors. On the Effective Date, the appropriate officers of the Reorganized Debtors and members of the board of directors of the Reorganized Debtors are authorized and directed to issue, execute and deliver the agreements, documents, securities and instruments contemplated by the Plan in the name of and on behalf of Reorganized Debtors, if no such other date is specified in such other documents, and will be authorized and approved in all respects and for all purposes without any requirement of further action by stockholders or directors of any of the Debtors or Reorganized Debtors.

     4.   THE NEW COMMON STOCK

          The New Common Stock shall represent all of the equity interests in Reorganized Solutia as of the Effective Date, subject to dilution in connection with the Incentive Plan. Reorganized Solutia will cause the New Common Stock to be listed on the NYSE on or as soon as practicable after the Effective Date; provided, however, that in the event the New Common Stock is
                --------  -------
not listed on the NYSE, Reorganized Solutia shall list the New Common Stock on another National Securities Exchange or inter-dealer quotation system. All Persons receiving Distributions of New Common Stock or rights to purchase New Common Stock in whatever form shall take any and all reasonable actions necessary, as requested by the Debtors, to enable Reorganized Solutia to comply with the listing requirements for the NYSE or any other applicable securities exchange or quotation system.

     5.   SHAREHOLDERS AGREEMENT

          The Shareholders Agreement between Reorganized Solutia and Monsanto, attached as Exhibit L hereto, will govern certain of Monsanto's rights and obligations as a shareholder of Reorganized Solutia.

G. EXIT FINANCING FACILITY, OBTAINING CASH FOR DISTRIBUTIONS AND TRANSFERS OF FUNDS AMONG THE DEBTORS

     On the Effective Date, the Reorganized Debtors are authorized to execute and deliver those documents necessary or appropriate to obtain the Exit Financing Facility, subject to the reasonable consent of Monsanto and the Creditors' Committee. All Cash necessary for the Reorganized Debtors to make payments required pursuant to the Plan will be obtained from the Reorganized Debtors' Cash balances or the Exit Financing Facility. Cash payments to be made pursuant to the Plan will be made by the Reorganized Debtors; provided,
                                                                   --------
however, that the Debtors and the Reorganized Debtors will be entitled to
-------
transfer funds between and among themselves as they determine to be necessary or appropriate to enable the Reorganized Debtors to satisfy their obligations under the Plan. Except as set forth herein, any changes in intercompany account balances resulting from such transfers will be accounted for and settled in accordance with the Debtors' historical intercompany account settlement practices and will not violate the terms of the Plan.

H.   THE RIGHTS OFFERING

     1.   USE OF RIGHTS OFFERING PROCEEDS

          The proceeds of the Rights Offering will be used to provide (a) $175 million in Cash funding for the Retiree Trust (as defined in the Retiree Settlement Agreement), and (b) $75 million in funding to Funding Co.

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

     2.   RIGHTS OFFERING PROCEDURES

          Eligible Holders will be entitled to participate in the Rights Offering, in accordance with the terms of the Rights Offering Procedures and as approved by the Bankruptcy Court in the Disclosure Statement Order.

I.   FUNDING CO

     In accordance with the terms of the Relationship Agreement, on the Effective Date, Reorganized Solutia will establish Funding Co with $75 million in proceeds from the Rights Offering remaining after funding the Retiree Trust (as defined in the Retiree Settlement Agreement). In accordance with the terms of the Relationship Agreement, $50 million of these funds will be used to pay for Environmental Liabilities related to the Shared Sites and $25 million will remain in an unallocated account to be used to offset Reorganized Solutia's legacy environmental, OPEB liabilities and other legacy liabilities.

J.   INCENTIVE PLAN

     As of the Effective Date, the Incentive Plan shall be adopted and deemed adopted by Reorganized Solutia. The terms of the Incentive Plan will be contained in the Plan Supplement.

K.   RELEASE OF LIENS AND GUARANTEE CLAIMS

     Except as otherwise provided herein or in any contract, instrument, release or other agreement or document entered into or delivered in connection with the Plan, on the Effective Date and concurrently with the applicable Distributions made to Holders of Allowed DIP Claims, Secured Clams and Senior Secured Note Claims pursuant to Article III herein, all Liens, other security interests or Claims on account of guarantees of such indebtedness against the property of any Estate related to such Claims (except for Claims that are Reinstated) will be fully released and discharged, and all of the right, title and interest of any holder of such Liens, other security interests or Claims on account of guarantees of such indebtedness, including any rights to any collateral thereunder, will revert to the applicable Reorganized Debtor and its successors and assigns.

     As a condition to the receipt of Distributions hereunder, Holders of Allowed DIP Claims, Secured Claims and Senior Secured Note Claims shall be required to deliver all documents necessary to effectuate the release of the Liens securing such Claims. Pursuant to Article 9 of the Uniform Commercial Code, all Holders of Allowed DIP Claims, Secured Clams and Senior Secured Note Claims are deemed to have appointed the Debtors as their respective agents with authority to make the relevant filings required by the Uniform Commercial Code or other filings necessary to cause the release of such Liens and security interests of record.

L.   CANCELLATION OF EXISTING SECURITIES AND AGREEMENTS

     Unless otherwise agreed to by the Debtors, on the Effective Date, except to the extent otherwise provided herein, all notes, instruments, certificates and other documents evidencing (1) the DIP Claims, (2) the Secured Claims, (3) the Senior Secured Note Claims, (4) the Noteholder Claims and (5) Equity Interests in Solutia and those Debtors whose stock is to be canceled pursuant to the Restructuring Transactions, other than a Claim that is Reinstated, shall be cancelled and the obligations of the Debtors or the Reorganized Debtors in any way related thereto (except for obligations provided for under this Plan) shall be discharged. On the Effective Date, except to the extent otherwise provided herein, the Prepetition Indenture shall be deemed to be cancelled as permitted by section 1123(a)(5)(F) of the Bankruptcy Code and the obligations of the Debtors thereunder shall be discharged.

                                      37

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


M.   EFFECTUATING DOCUMENTS

     The Chief Executive Officer, President, Chief Financial Officer, General Counsel, Senior Vice Presidents or any Vice Presidents of each Debtor or Reorganized Debtor will be authorized to execute, deliver, file or record such contracts, instruments, releases and other agreements or documents and take such actions as may be necessary or appropriate to effectuate and implement the provisions of the Plan. The Secretary or any Assistant Secretary of each Debtor or Reorganized Debtor will be authorized to certify or attest to any of the foregoing actions.

N.   EMPLOYMENT AND OTHER BENEFITS PROGRAMS

     All employment, retirement, indemnification and other agreements, or arrangements in place as of the Effective Date with the Debtors' directors, officers and employees who will continue in such capacities (or similar capacities) after the Effective Date, or retirement income plans, welfare benefit plans and other plans for such persons, shall remain in place after the Effective Date, and the Reorganized Debtors will continue to honor such agreements, programs, and plans as modified or amended during the Chapter 11 Cases; provided, however, that the Directors' and Officers Indemnity Claims
       --------  -------
shall be waived and the Reorganized Debtors shall have no obligations with respect thereto, as of the Effective Date. On the Effective Date, Solutia will be authorized to elect to exercise its existing options to purchase tail coverage in connection with its (a) directors and officers liability and (b) fiduciary liability insurance policies.

     After the Effective Date, the Reorganized Debtors shall each have the authority, consistent with the applicable agreements, to terminate, amend or enter into employment, retirement, indemnification and other agreements with their respective active directors, officers and employees and to terminate, amend or implement retirement income plans, welfare benefit plans and other plans for active employees.

     As of the Effective Date, the Retiree Benefits shall be modified in accordance with the Retiree Settlement Agreement.


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                                  ARTICLE VI

                       TREATMENT OF EXECUTORY CONTRACTS
                             AND UNEXPIRED LEASES

A.   ASSUMPTION AND REJECTION OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES

     On the Effective Date, except as otherwise provided herein, all Executory Contracts or Unexpired Leases, not previously assumed or rejected pursuant to an order of the Bankruptcy Court, will be deemed rejected, in accordance with the provisions and requirements of sections 365 and 1123 of the Bankruptcy Code, other than those Executory Contracts or Unexpired Leases that are (1) to be assumed pursuant to the terms of this Article VI, or Section V.B.3 of the Plan, (2) listed on Exhibit G, (3) the subject of a motion to assume Executory Contracts or Unexpired Leases that is pending on the Effective Date or (4) subject to a motion to reject an Executory Contract or Unexpired Lease pursuant to which the requested effective date of such rejection is after the Effective Date. Entry of the Confirmation Order by the Bankruptcy Court shall constitute approval of such rejections and the assumption of the Executory Contracts or Unexpired Leases listed on Exhibit G hereto pursuant to sections 365(a) and 1123 of the Bankruptcy Code. Any motions to assume Executory Contracts or Unexpired Leases pending on the Effective Date shall be subject to approval by the Bankruptcy Court on or after the Effective Date by a Final Order. Each Executory Contract and Unexpired Lease assumed pursuant to this
Section VI.A or by any order of the Bankruptcy Court, which has not been assigned to a third party prior to the Effective Date, shall revest in and be fully enforceable by the Reorganized Debtors in accordance with its terms, except as such terms are modified by the provisions of the Plan or any order of the Bankruptcy Court authorizing and providing for its assumption under applicable federal law.

B.   CLAIMS BASED ON REJECTION OF EXECUTORY CONTRACTS OR UNEXPIRED LEASES

     All proofs of Claim with respect to Claims arising from the rejection of Executory Contracts or Unexpired Leases, pursuant to the Plan or the Confirmation Order, if any, must be filed with the Bankruptcy Court within thirty days after the date of entry of an order of the Bankruptcy Court (including the Confirmation Order) approving such rejection. Any Claims arising from the rejection of an Executory Contract or Unexpired Lease not filed with the Bankruptcy Court within such time will be forever barred from assertion against the Debtors or the Reorganized Debtors, their Estates, Monsanto, Pharmacia or their property.

C.   CURE OF DEFAULTS FOR EXECUTORY CONTRACTS AND UNEXPIRED LEASES ASSUMED

     Any monetary defaults under each Executory Contract and Unexpired Lease to be assumed pursuant to the Plan shall be satisfied, pursuant to section 365(b)(1) of the Bankruptcy Code, by payment of the default amount in Cash on the Effective Date or on such other terms as the parties to such Executory Contracts or Unexpired Leases may otherwise agree. In the event of a dispute regarding (1) the amount of any payments to cure such a default, (2) the ability of the Reorganized Debtors or any assignee to provide "adequate assurance of future performance" (within the meaning of section 365 of the Bankruptcy Code) under the contract or lease to be assumed or (3) any other matter pertaining to assumption, the cure payments required by section 365(b)(1) of the Bankruptcy Code shall be made following the entry of a Final Order or orders resolving the dispute and approving the assumption. At least 20 days prior to the Confirmation Hearing, the Debtors shall provide for notices of proposed assumption and proposed cure amounts to be sent to applicable third parties and for procedures for objecting thereto and resolution of disputes by the Bankruptcy Court. Any objection by a counterparty to an Executory Contract or Unexpired Lease to a proposed assumption or related cure amount must be filed, served and actually received by the Debtors at least 10 days prior to the Confirmation Hearing. Any counterparty to an Executory Contract and Unexpired Lease that fails to object timely to the proposed assumption or cure amount will be deemed to have assented to such matters.

D.   INSURANCE POLICIES

     All of the Debtors' insurance policies and any agreements, documents or instruments relating thereto, are treated as Executory Contracts under the Plan. On the Effective Date, the Debtors shall be deemed to have assumed all insurance policies and any agreements, documents and instruments relating to coverage of all Insured Claims. Notwithstanding the foregoing, Distributions under the Plan to any Holder of an Allowed Insured Claim shall be in accordance with the treatment provided under Article III of the Plan.

     1.   ACE SETTLEMENT

     Notwithstanding anything to the contrary in the Plan or the Confirmation
Order: (a) on the Effective Date, the Debtors and the Reorganized Debtors shall assume the ACE Insurance Program; and within 15 days of the Effective Date, the Debtors and the Reorganized Debtors shall pay the cure costs related to such assumption, as set forth in the ACE Settlement Agreement; (b) subject to entry of an order by the Bankruptcy Court approving the ACE Settlement Agreement, (i) the ACE Insurance Program will survive and shall not be amended, modified, waived or impaired in any respect by the Plan, the Confirmation Order, the Relationship Agreement or otherwise without the prior written agreement of the ACE Companies; (ii) the claims of the ACE Companies arising under the ACE Insurance Program shall be Allowed Administrative Expense Claims, which are payable in the ordinary course of business, and shall not be discharged or released by the Plan or the Confirmation Order;
(iii) the ACE Companies shall not be required to file or serve a request for payment of any Administrative Expense Claim and shall not be subject to the Administrative Expense Claim Bar Date; and (iv) to the extent of any inconsistency between the ACE Settlement Agreement and the Plan, the Disclosure Statement, the Confirmation Order or any other document, agreement or order, the terms of the ACE Settlement Agreement will control; and (c) nothing in the Plan or the Confirmation Order shall be construed as, or is, a determination as to coverage under the ACE Insurance Program.

E.   ANNISTON SETTLEMENT

     Reorganized Solutia shall assume its obligations under the Anniston Global Settlement Agreement, the Anniston Side Letter and all related agreements, and shall continue to pay the $5 million annual installments of the settlement amount, as set forth in the Anniston Side Letter, together with all education fund and related obligations; provided, however, if Solutia's
                                            --------  -------
obligations set forth in this sentence are in any way inconsistent with the Relationship Agreement, the Relationship Agreement shall control. To the extent provided in the Relationship Agreement, Reorganized Solutia shall indemnify Monsanto and its Affiliates, and Pharmacia and its Affiliates against any Reorganized Solutia default in performing its obligations under the Anniston Global Settlement Agreement and the Anniston Side Letter.

F.   ASSUMPTION OF PENSION OBLIGATIONS

     Pursuant to the Plan, the Debtors shall assume and continue the Pension Plan in accordance with its terms, satisfy the minimum funding standards pursuant to 26 U.S.C. Section 412 and 29 U.S.C. Section 1082, and administer the Pension Plan in accordance with its terms and the provisions of ERISA. Furthermore, nothing in the Plan shall be construed as discharging, releasing or relieving the Debtors or the Debtors' successors, including the Reorganized Debtors, or any party, in any capacity, from any liability imposed under any law or regulatory provision with respect to the Pension Plan or the PBGC. The PBGC and the


                                      40

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

Pension Plan shall not be enjoined or precluded from seeking to enforce such liability as a result of any provision of the Plan or the Confirmation Order. Notwithstanding any provision of the Plan to the contrary, the Pension Plan shall be assumed and administered in accordance with ERISA and the Internal Revenue Code.

G.   CONTRACTS AND LEASES ENTERED INTO AFTER THE PETITION DATE

     Contracts and leases entered into after the Petition Date by any Debtor, including any Executory Contracts and Unexpired Leases assumed by such Debtor, will be performed by the Debtor or Reorganized Debtor liable thereunder in the ordinary course of its business. Accordingly, such contracts and leases (including any assumed Executory Contracts and Unexpired Leases) will survive and remain unaffected by entry of the Confirmation Order.


                                      41

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

                                 ARTICLE VII

                      PROVISIONS GOVERNING DISTRIBUTIONS

A.   DISTRIBUTIONS FOR CLAIMS ALLOWED AS OF THE EFFECTIVE DATE

     Except as otherwise provided herein or as may be ordered by the Bankruptcy Court, Distributions to be made on account of Claims that are Allowed as of the Effective Date shall be made on the Effective Date, or as soon as reasonably practicable thereafter. Unless otherwise specifically provided for or contemplated in the Plan or Confirmation Order, or required by applicable bankruptcy law, postpetition interest shall not accrue or be paid on any Claims and no Holder of a Claim shall be entitled to interest accruing on or after the Petition Date. For tax purposes, Distributions received in respect of Allowed Claims shall be allocated first to the principal amount of the Allowed Claims with any excess allocated to unpaid interest that accrued on such Claims.

B.   DELIVERY OF DISTRIBUTIONS

     Reorganized Solutia shall make all Distributions required to be distributed under the Plan. Any Distribution required to be made pursuant to this Plan on a day other than a Business Day shall be made on the next succeeding Business Day or as soon thereafter as reasonably practicable. Reorganized Solutia may employ or contract with other Entities to assist in or make the Distributions required by the Plan without further order of the Court.

C.   DELIVERY AND DISTRIBUTIONS AND UNDELIVERABLE OR UNCLAIMED DISTRIBUTIONS

     1.   DELIVERY OF DISTRIBUTIONS IN GENERAL

          Distributions to Holders of Allowed Claims shall be made at the address of the Holder of such Claim as indicated on the claims register maintained by the Debtors' duly appointed claims agent, as of the Voting Record Date (as defined in the Disclosure Statement Order). Nonetheless, if such Holder holds such Claims through a Nominee, Distributions with respect to such Claims will be made to such Nominee and such Nominee shall, in turn, make appropriate Distributions and book entries to reflect such Distributions to such Holders; provided, however, that Distributions on account of the
              --------  -------
Noteholder Claims shall be made to the Prepetition Indenture Trustee for distribution, subject to the terms and conditions of the Prepetition Indenture, to the Holders of such Claims.

     2.   UNDELIVERABLE DISTRIBUTIONS

          a.   TREATMENT OF UNDELIVERABLE DISTRIBUTIONS

               Reorganized Solutia shall distribute any Undeliverable Distribution of New Common Stock to the Disputed Claims Reserve. Subject to
Article VII(c)(2)(b), the Reorganized Debtors shall retain any Undeliverable Distribution of Cash and may use such Cash for general corporate purposes.

          b.   FAILURE TO CLAIM UNDELIVERABLE DISTRIBUTIONS

               Any Holder of an Allowed Claim that does not assert a claim pursuant to the Plan for an unclaimed or Undeliverable Distribution within one year after the date such Distribution is due shall be deemed to have forfeited its claim to such unclaimed or Undeliverable Distribution and shall be


                                      42

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

forever barred from asserting any such claim against any of the Debtors, their Estates, the Reorganized Debtors, Monsanto, Pharmacia, or their property, or any party that has received Distributions under the Plan. Nothing contained herein shall require Reorganized Solutia, or any other party, to attempt to locate any Holder of an Allowed Claim.

D.   COMPLIANCE WITH TAX REQUIREMENTS/ALLOCATIONS

     In connection with the Plan, to the extent applicable, Reorganized Solutia shall comply with all withholding and reporting requirements imposed by any federal, state, local or foreign taxing authority, and all Distributions pursuant hereto shall be subject to such withholding and reporting requirements. In addition, Reorganized Solutia will pay taxes on the taxable net income or gain allocable to Holders of Disputed Claims on behalf of such Holders and, when such Disputed Claims are ultimately resolved, Holders whose Disputed Claims are determined to be Allowed Claims will receive Distributions from Reorganized Solutia net of the taxes that Reorganized Solutia had paid previously on their behalf.

E.   RECORD DATE FOR DISTRIBUTION

     At the close of business on the Distribution Record Date, the transfer register for the Holders of any Claims shall be closed and there shall be no further changes in the record of Holders of any Claims. Moreover, Reorganized Solutia shall have no obligation to recognize the transfer of any 2027/2037 Notes occurring after the Distribution Record Date, and shall be entitled for all purposes herein to recognize and deal only with those Holders of record as of the close of business on the Distribution Record Date.

F.   DISTRIBUTIONS OF WHOLE SHARES AND WARRANTS ONLY

     Notwithstanding any other provision of this Plan, only whole numbers of shares of the New Common Stock and whole numbers of Warrants will be issued. When any Distribution on account of an Allowed Claim or Equity Interests in Solutia would otherwise result in the issuance of a number of shares of New Common Stock or Warrants that is not a whole number, the actual Distribution of shares of such stock or Warrants will be rounded as follows: (i) fractions equal to or greater than one half will be rounded to the next higher whole number and (ii) fractions less than one half will be rounded to the next lower number. The total number of shares of the New Common Stock and Warrants to be distributed to Holders of Allowed Claims or Equity Interests in Solutia will be adjusted as necessary to account for the rounding provided for in this Section. If such rounding results in Distributions of New Common Stock or Warrants totaling less than the authorized number of shares of New Common Stock or Warrants, then any excess New Common Stock or Warrants shall not be issued. No consideration shall be provided in lieu of fractional shares or Warrants that are rounded down pursuant to this Section.

G.   SET-OFFS AND RECOUPMENTS

     The Debtors or Reorganized Solutia may, but shall not be required to, set-off against or recoup from the Holder of any Allowed Claim on which payments or Distributions are to be made pursuant to the Plan, any claims of any nature whatsoever that the Debtors or the Reorganized Debtors may have against the Holder of such Allowed Claim that are not released under Article X of the Plan and the Distributions to be made pursuant hereto on account of such Allowed Claim, but neither the failure to do so nor the allowance of any Claim hereunder shall constitute a waiver or release by the Debtors of any such claim, right of setoff or recoupment that the Debtors may have against the Holder of such Allowed Claim.

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H.   SURRENDER OF CANCELLED INSTRUMENTS OR SECURITIES

     Unless otherwise agreed to by the Debtors or the Reorganized Debtors, as applicable, as a condition precedent to receiving any Distribution pursuant to the Plan on account of an Allowed Claim, the Holder of such Claim shall tender the applicable instruments, securities or other documentation evidencing such Claim to Reorganized Solutia, and in the case of the DIP Credit Facility, the agent under the DIP Credit Facility shall have either (1) delivered such release documents as requested by the Debtors (at the Debtors' expense) or (2) provided a letter of authorization to the Debtors to execute and release any instruments, securities or other documentation securing the DIP Credit Facility. Any Distribution to be made pursuant to the Plan on account of any such Claim shall, pending such surrender, be treated as an Undeliverable Distribution pursuant to Section VII.C.2 hereof. Any Holder of such Claim that fails to (1) surrender such instrument, security, note or other documentation evidencing such Claim or (2) execute and deliver an affidavit of loss and/or indemnity, before the first anniversary of the Effective Date, shall be deemed to have forfeited all rights and Claims and may not participate in any Distribution under the Plan, and any Distributions to which such Holder would have been entitled shall be treated as Undeliverable Distributions.

I.   DISPUTED CLAIMS RESERVE

     1.   DEPOSIT OF CASH ON THE EFFECTIVE DATE

     On the Effective Date (or as soon thereafter as is reasonably practicable), Reorganized Solutia shall deposit Cash in the Disputed Claim Reserve that would have been distributed to the Holders of Disputed Claims (other than Disputed General Unsecured Claims and Noteholder Claims) if such Disputed Claims had been Allowed Claims on the Effective Date. This amount will be determined based on the lesser of (a) the asserted amount of the Disputed Claim filed with the Bankruptcy Court (if no proof of such Claim was filed) scheduled by the Debtors, (b) the amount, if any, estimated by the Bankruptcy Court pursuant to Section 502(c) of the Bankruptcy Code or (c) the amount otherwise agreed to by the Debtors and the Holder of such Disputed Claims.

     2.   DISTRIBUTION AFTER ALLOWANCE

     Reorganized Solutia shall distribute from the Disputed Claims Reserve to the Holder of any Disputed CP Films Claim that has become an Allowed Claim, no later than the fifth (5th) Business Day after the end of the calendar month in which such Disputed Claim becomes an Allowed Claim in an amount equal to the Allowed Claim if such Claim had been an Allowed Claim on the Effective Date.

     3.   DISTRIBUTIONS AFTER DISALLOWANCE

     If a Disputed Claim is disallowed, in whole or in part, Reorganized Solutia shall on a quarterly basis (and in no event later than the fifth (5th) Business Day after the end of each calendar quarter) distribute the Cash reserved in respect of such disallowed Disputed Claim to Reorganized Solutia for use in the ordinary course of business without further restrictions or limitations.

     4.   PROPERTY HELD IN THE DISPUTED CLAIMS RESERVE

          a.   DISTRIBUTIONS

     Cash held in the Disputed Claim Reserve as a result of such Distributions will (i) be deposited and held in trust pending distribution by Reorganized Solutia for the benefit of Holders of Allowed Claims (other than Allowed General Unsecured Claims and Allowed Noteholder Claims), (ii) be

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

accounted for separately and (iii) not constitute property of the Reorganized Debtors. Reorganized Solutia will also place in the Disputed Claim Reserve, the proceeds, net of any applicable fees, from such investment of Cash, and Distributions to Holders of Allowed Claims who had previously held Disputed Claims will include a proportionate share from such investment of Cash from the Disputed Claim Reserve.

          b.   RECOURSE

     Each Holder of a Disputed Claim that ultimately becomes an Allowed Claim will have recourse only to the Cash and their proportionate share of the proceeds from the investment of Cash, if any, held in the Disputed Claim Reserve for satisfaction of the Distributions to which Holders of Allowed Claims are entitled under the Plan, and not to any Reorganized Debtor, Pharmacia, Monsanto, its property or any assets previously distributed on account of any Allowed Claim.

J.   THE DISPUTED GENERAL UNSECURED CLAIMS RESERVE

     1.   DEPOSIT OF NEW COMMON STOCK ON THE EFFECTIVE DATE

     On the Effective Date (or as soon thereafter as is reasonably practicable), Reorganized Solutia shall deposit from the Stock Pool in the Disputed General Unsecured Claims Reserve the number of shares of New Common Stock that would have been distributed to the Holders of Disputed General Unsecured Claims if such Disputed General Unsecured Claims had been Allowed General Unsecured Claims on the Effective Date to ensure that the Holders of Allowed Noteholder Claims and General Unsecured Claims receive the same percentage recovery on account of their individual Claims at all times. The amount of New Common Stock to be deposited in the Disputed General Unsecured Claims Reserve will be determined based on the lesser of (a) the asserted amount of the Disputed General Unsecured Claim filed with the Bankruptcy Court or (if no proof of such Claim was filed) scheduled by the Debtors, (b) the amount, if any, estimated by the Bankruptcy Court pursuant to section 502(c) of the Bankruptcy Code or (c) the amount otherwise agreed to by the Debtors and the Holder of such Disputed General Unsecured Claims.

     2.   DISTRIBUTIONS AFTER ALLOWANCE

     Reorganized Solutia shall distribute from the Disputed General Unsecured Claims Reserve to the Holder of any Disputed General Unsecured Claim that has become an Allowed General Unsecured Claim, no later than the fifth (5th) Business Day after the end of the calendar month in which such Disputed General Unsecured Claim becomes an Allowed General Unsecured Claim, New Common Stock (including any Cash dividends and other Distributions earned on the New Common Stock) in an amount equal to the New Common Stock that such Holder would have received an account of such Claim if such Claim had been an Allowed General Unsecured Claim on the Effective Date.

     3.   DISTRIBUTIONS AFTER DISALLOWANCE.

     If a Disputed General Unsecured Claim is disallowed, in whole or in part, Reorganized Solutia shall on a quarterly basis (and in no event later than the fifth (5th) Business Day after the end of each calendar quarter) distribute the New Common Stock (including any Cash dividends and other Distributions earned on account of the New Common Stock), reserved in respect of such disallowed Disputed General Unsecured Claim from the Stock Pool to Holders of Allowed Noteholder Claims and Allowed General Unsecured Claims in a manner designed to ensure that the Holders of Allowed Noteholder Claims and Allowed General Unsecured Claims receive the same percentage recovery on account of their individual Claims at all times.

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

     4.   PROPERTY HELD IN DISPUTED GENERAL UNSECURED CLAIMS RESERVE

          a.   DIVIDENDS AND DISTRIBUTIONS

               Cash dividends and other Distributions earned on account of the New Common Stock to be held in the Disputed General Unsecured Claims Reserve will be transferred to the Disputed General Unsecured Claims Reserve, concurrently with the transfer of such dividends and other Distributions to other holders of New Common Stock. Cash held in the Disputed General Unsecured Claims Reserve as a result of such dividends and other Distributions will (i) be deposited and held in trust pending distribution by Reorganized Solutia for the benefit of Holders of Allowed General Unsecured Claims and Noteholder Claims, (ii) be accounted for separately and (iii) not constitute property of the Reorganized Debtors. Reorganized Solutia will invest the Cash held in the Disputed General Unsecured Claims Reserve in a manner consistent with the Reorganized Debtors' investment and deposit guidelines. Reorganized Solutia also will place in the Disputed General Unsecured Claims Reserve, the proceeds, net of any applicable fees, from such investment of Cash, and Distributions to Holders of Allowed General Unsecured Claims and Allowed Noteholder Claims will include a proportionate share from such investment of Cash from the Disputed General Unsecured Claims Reserve.

          b.   RECOURSE

               Each Holder of an Allowed General Unsecured Claim (or a Disputed General Unsecured Claim that ultimately becomes an Allowed General Unsecured Claim) or Noteholder Claim will have recourse only to the undistributed New Common Stock and their proportionate share of the proceeds from the investment of Cash and dividends, if any, held in the Disputed General Unsecured Claims Reserve for satisfaction of the Distributions to which Holders of Allowed General Unsecured Claims and Noteholder Claims are entitled under the Plan, and not to any Reorganized Debtor, Pharmacia, Monsanto, its property or any assets previously distributed on account of any Allowed Claim.

          c.   VOTING RIGHTS

               The shares of the New Common Stock held in the Disputed General Unsecured Claims Reserve shall be voted in accordance with, and in direct proportion to, the votes cast by those shareholders, excluding Monsanto and the Entity holding the New Common Stock issued on account of the Retiree Claim, voting on any and all matters for which a vote of the shareholders of the New Common Stock is taken or required.

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                                 ARTICLE VIII

           PROCEDURES FOR TREATING DISPUTED GENERAL UNSECURED CLAIMS

A.   OBJECTIONS TO CLAIMS

     After the Effective Date and on or before the Claims Objection Deadline, the Reorganized Debtors shall have the authority to file objections to Claims or Equity Interests. The Reorganized Debtors may settle, compromise, withdraw or litigate to judgment objections to Claims. The Reorganized Debtors shall consult with the Creditors' Committee (until the Creditors' Committee is dissolved under the terms of this Plan) in the process of reconciling, objecting to and/or allowing General Unsecured Claims.

B.   GENERAL UNSECURED CLAIMS MONITOR

     Upon the Effective Date, an entity selected by the Creditors' Committee and approved by the Bankruptcy Court shall serve as an independent claims monitor. The claims monitor shall be paid by the Reorganized Debtors on a monthly basis in an amount agreed to, prior to the Confirmation Hearing, between the Debtors and the claims monitor, with the reasonable consent of the Creditors' Committee, and approved by the Bankruptcy Court, until the General Unsecured Claims reconciliation process is concluded. The claims monitor shall be authorized to retain counsel of its choice and shall have standing to raise and appear on issues concerning the General Unsecured Claims reconciliation process. The Reorganized Debtors shall be responsible for compensating the claim monitor's counsel for all reasonable fees and expenses incurred, in accordance with the claim monitor's counsel's normal billing practices; provided, however, that the total amount of the claim monitor's counsel's fees
--------  -------
and expenses in connection with the General Unsecured Claims reconciliation process for which the Reorganized Debtors shall be responsible shall not exceed an amount in the aggregate agreed to, prior to the Confirmation Hearing, between the Debtors and the claims monitor, with the reasonable consent of the Creditors' Committee, and approved by the Bankruptcy Court. If the claims monitor believes that the Reorganized Debtors are failing to administer the General Unsecured Claims reconciliation process adequately and, as a result, intends to take action, then the claims monitor shall provide the Reorganized Debtors and the Creditors' Committee until it is dissolved in accordance with the terms hereof within five (5) Business Days' written notice of its intent to take such proposed action. During the notice period, the Reorganized Debtors may either consent to the relief sought, agree to proceed in good faith with the proposed action on their own, or petition the Bankruptcy Court for an order declaring that such proposed action is unreasonable. If the Reorganized Debtors do not so petition the Bankruptcy Court or the Bankruptcy Court determines that the proposed action is reasonable, the Reorganized Debtors shall be responsible for compensating the claims monitor's counsel for all reasonable fees and expenses incurred in taking the proposed action and in seeking Bankruptcy Court approval of payment with respect to such proposed action. To the extent the Bankruptcy Court determines that such proposed action is unreasonable, then the claim monitor's counsel shall not be reimbursed for any fees or expenses incurred in connection with such proposed action or its attempt to take such proposed action. Notwithstanding the foregoing, the Reorganized Debtors reserve their right to dispute the reasonableness of compensation sought by the claim monitor's counsel for services performed and expenses incurred following the Effective Date by the filing of an appropriate motion with the Bankruptcy Court. The Reorganized Debtors will retain primary responsibility of the General Unsecured Claims reconciliation process and will provide monthly reports of the status of the General Unsecured Claims reconciliation process to the claims monitor, and, if it has not been dissolved in accordance with the terms hereof, the Creditors' Committee.

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

C.   NO DISTRIBUTIONS PENDING ALLOWANCE

     Notwithstanding any other provision herein, if any portion of a Claim is a Disputed Claim, no payment or Distribution provided hereunder shall be made on account of such Claim unless and until such Disputed Claim becomes an Allowed Claim, in whole or in part. No interest shall accrue on such Disputed Claim until the date that such Disputed Claim, as applicable, becomes an Allowed Claim.

D.   ESTIMATION OF CLAIMS

     The Debtors (prior to the Effective Date) or Reorganized Debtors (after the Effective Date), the Creditors' Committee, if it has not been dissolved in accordance with the terms hereof, and the General Unsecured Claims Monitor, if the Creditors' Committee has been dissolved at the time, may, at any time, and from time to time, request that the Bankruptcy Court estimate any Disputed Claim pursuant to section 502(c) of the Bankruptcy Code regardless of whether an objection was previously filed with the Bankruptcy Court with respect to such Claim, or whether the Bankruptcy Court has ruled on any such objection, and the Bankruptcy Court will retain jurisdiction to estimate any Claim at any time during litigation concerning any objection to any Claim, including during the pendency of any appeal relating to any such objection. In the event that the Bankruptcy Court estimates any Disputed Claim, that estimated amount will constitute either the Allowed amount of such Claim or a maximum limitation on such Claim against any party or Entity, as determined by the Bankruptcy Court. If the estimated amount constitutes a maximum limitation on such Claim, the Debtors (prior to the Effective Date) or the Reorganized Debtors (after the Effective Date), the Creditors' Committee, if it has not been dissolved in accordance with the terms hereof, and the General Unsecured Claims Monitor, if the Creditors' Committee has been dissolved at the time, may elect to pursue any supplemental proceedings to object to any ultimate Distribution on such Claim. All of the objection, estimation, settlement and resolution procedures set forth in the Plan are cumulative and not necessarily exclusive of one another. Claims may be estimated and subsequently compromised, objected to, settled, withdrawn or resolved by any mechanism approved by the Bankruptcy Court.

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

                                  ARTICLE IX

                     CONDITIONS PRECEDENT TO CONFIRMATION
                         AND CONSUMMATION OF THE PLAN

A.   CONDITION PRECEDENT TO CONFIRMATION

     The Bankruptcy Court will not enter the Confirmation Order unless and until the following conditions have been satisfied or duly waived pursuant to
Section IX.D of this Plan:

     1. The Confirmation Order shall be reasonably acceptable in form and substance to the Debtors, Monsanto, Pharmacia (solely with respect to provisions directly affecting Pharmacia) and the Creditors' Committee.

     2.   The Confirmation Order shall:

          a. authorize the Debtors and the Reorganized Debtors to take all actions necessary or appropriate to enter into, implement and consummate the contracts, instruments, releases, leases, indentures and other agreements or documents created in connection with the Plan;

          b. decree that the provisions of the Confirmation Order and the Plan are nonseverable and mutually dependent;

          c. authorize the Reorganized Debtors to (a) issue the New Common Stock, the Rights and the Warrants pursuant to the exemption from "Registration" under the Securities Act provided by section 1145 of the Bankruptcy Code and (b) enter into the Plan Documents;

          d. approve the releases and injunctions, including the Monsanto/Pharmacia Injunction, as contemplated and to the extent set forth in
Article X herein;

          e. decree that the Confirmation Order shall supersede any Bankruptcy Court orders issued prior to the Confirmation Date that may be inconsistent with the Confirmation Order;

          f. authorize the implementation of the Plan in accordance with its terms;

          g. approve the Monsanto Settlement;

          h. provide that, pursuant to section 1146(c) of the Bankruptcy Code, the assignment or surrender of any lease or sublease, and the delivery of any deed or other instrument or transfer order, in furtherance of, or in connection with this Plan, including any deeds, bills of sale or assignments executed in connection with any disposition or transfer of assets contemplated by this Plan, shall not be subject to any stamp, real estate transfer, mortgage recording or other similar tax (including, without limitation, any mortgages or security interest filing to be recorded or filed in connection with the Exit Financing Facility);

          i. provide, in accordance with the Monsanto Settlement, that the Settled Adversary Proceedings shall be withdrawn or dismissed with prejudice; and

          j. provide that, pursuant to the settlements of claims embodied in the Plan, the Equity Committee Adversary Proceeding is dismissed with prejudice.

     3. The Debtors shall have received the Exit Financing Facility Commitment Letter, which shall be in form and substance and with a lender reasonably acceptable to the Debtors, Monsanto and the Creditors' Committee.

     4. The Retiree Approval Order shall have been entered by the Bankruptcy Court.

B.   CONDITIONS PRECEDENT TO EFFECTIVE DATE

     The Effective Date will not occur and the Plan will not be consummated unless and until each of the following conditions have been satisfied or duly waived pursuant to Section IX.D of this Plan:

     1. The Confirmation Order shall (i) be in form and substance reasonably acceptable to the Debtors, Monsanto, Pharmacia (solely with respect to provisions directly affecting Pharmacia) and the Creditors' Committee, (ii) be consistent with the terms described in Section IX.A above, and (iii) have been entered by the Bankruptcy Court.

     2. All actions, documents, instruments, and agreements necessary to implement and effectuate the Plan, including the New Certificates of Incorporation, the New By-laws and the Plan Documents, shall have been taken or executed and delivered, as the case may be, and each agreement shall be reasonably acceptable to Monsanto and the Creditors' Committee.

     3. The Debtors shall have received all authorizations, consents, regulatory approvals, rulings or documents that are necessary to implement and effectuate the Plan.

     4. The initial boards of directors of the Reorganized Debtors shall have been appointed.

     5. The Debtors shall have entered into the Exit Facility Financing reasonably acceptable to the Creditors' Committee and Monsanto.

     6.   The Retiree Approval Order shall have become a Final Order.

     7. If the issuance or Distribution of any New Common Stock to Monsanto hereunder is subject to notification requirements under the HSR Act, any waiting period relating to such notification shall have expired or otherwise been terminated.

     8. All unliquidated General Unsecured Claims shall have been estimated for Distribution purposes pursuant to section 502(c) of the Bankruptcy Code, disallowed or fixed by an agreement between the Debtors and any relevant Holders of General Unsecured Claims, which agreement shall have been approved by the Bankruptcy Court.

     9.   The Confirmation Order shall have become a Final Order.

     10. The Chocolate Bayou Settlement shall have been executed and shall have received all necessary approvals.

     11. The Relationship Agreement shall have been executed and shall have received all necessary approvals.

     12. From the proceeds of the Rights Offering, $175 million will be used to fund the Retiree Trust (as defined in the Retiree Settlement Agreement) and $75 million will be used to fund Funding Co.

C.   EFFECT OF FAILURE OF CONDITIONS

     If the Consummation of the Plan does not occur, the Plan shall be null and void in all respects and nothing contained in the Plan or the Disclosure Statement shall: (1) constitute a waiver or release of any Claims by or against, or any Equity Interests in, the Debtors; (2) prejudice in any manner the rights of the Debtors or any creditors; or (3) constitute an admission, acknowledgment, offer or undertaking by the Debtors or any creditors in any respect.

D.   WAIVER OF CONDITIONS

     Each of the Debtors, Monsanto, Pharmacia (solely with respect to provisions directly affecting Pharmacia), the Creditors' Committee, and the Retirees' Committee (solely with respect to Section IX. B. 12), may waive, with the consent of each of such other parties, one or more of the conditions precedent to Confirmation or Consummation set forth in Sections IX.A and IX.B of this Plan.

                                  ARTICLE X

               INJUNCTIONS, RELEASES, EXCULPATION AND DISCHARGE

A.   INJUNCTIONS

     1.   DEBTORS' INJUNCTION

     ALL INJUNCTIONS OR STAYS PROVIDED FOR IN THE CHAPTER 11 CASES PURSUANT TO SECTIONS 105 AND/OR 362 OF THE BANKRUPTCY CODE OR OTHERWISE AND IN EFFECT ON THE CONFIRMATION DATE, SHALL REMAIN IN FULL FORCE AND EFFECT UNTIL THE EFFECTIVE DATE. SUBJECT TO THE OCCURRENCE OF THE EFFECTIVE DATE, THE CONFIRMATION ORDER SHALL PERMANENTLY ENJOIN ALL PERSONS, INCLUDING PHARMACIA AND MONSANTO, THAT HAVE HELD, CURRENTLY HOLD OR MAY HOLD A CLAIM, INCLUDING A LEGACY SITE CLAIM, AGAINST OR AN EQUITY INTEREST IN THE DEBTORS FROM TAKING ANY OF THE FOLLOWING ACTIONS BASED ON SUCH CLAIM OR EQUITY INTEREST, WHETHER DIRECTLY, INDIRECTLY, DERIVATIVELY, CONTRACTUALLY, STATUTORILY OR OTHERWISE, OTHER THAN PHARMACIA'S, MONSANTO'S AND OTHER PARTIES' RIGHTS TO ENFORCE THE TERMS OF THE PLAN, THE RELATIONSHIP AGREEMENT OR THE PLAN DOCUMENTS: (a) COMMENCING, CONDUCTING OR CONTINUING IN ANY MANNER, DIRECTLY OR INDIRECTLY, ANY SUIT, ACTION OR OTHER PROCEEDING OF ANY KIND AGAINST ANY OR ALL OF THE DEBTORS OR THE REORGANIZED DEBTORS, OR THEIR RESPECTIVE PROPERTY OR ASSETS;
(b) ENFORCING, LEVYING, ATTACHING, COLLECTING OR OTHERWISE RECOVERING IN ANY MANNER OR BY ANY MEANS, WHETHER DIRECTLY OR INDIRECTLY, ANY JUDGMENT, AWARD, DECREE OR ORDER AGAINST ANY OR ALL OF THE DEBTORS, THE REORGANIZED DEBTORS OR THEIR RESPECTIVE PROPERTY OR ASSETS; (c) CREATING, PERFECTING OR ENFORCING IN ANY MANNER, DIRECTLY OR INDIRECTLY, ANY LIEN AGAINST ANY OR ALL OF THE DEBTORS, THE REORGANIZED DEBTORS OR THEIR RESPECTIVE PROPERTY OR ASSETS; (d) EXERCISING ANY SETOFF, RIGHT OF SUBROGATION OR RECOUPMENT OF ANY KIND, DIRECTLY OR INDIRECTLY, AGAINST ANY DEBT, LIABILITY OR OBLIGATION DUE TO THE DEBTORS, THE REORGANIZED DEBTORS OR THEIR RESPECTIVE PROPERTY; OR (e) PROCEEDING IN ANY MANNER IN ANY PLACE WHATSOEVER THAT DOES NOT CONFORM TO OR COMPLY WITH OR IS INCONSISTENT WITH THE PROVISIONS OF THE PLAN; PROVIDED,
                                                                --------
HOWEVER, THAT THE TERMS OF THIS INJUNCTION SHALL NOT PREVENT THE REORGANIZED
-------
DEBTORS, MONSANTO, PHARMACIA OR, UNLESS THE CREDITORS' COMMITTEE HAS BEEN DISSOLVED, THE CREDITORS' COMMITTEE, FROM ENFORCING THE TERMS OF THIS PLAN AND THE PLAN DOCUMENTS; PROVIDED, FURTHER, HOWEVER, THAT TERMS OF THE INJUNCTION
                    --------  -------  -------
SHALL NOT PREVENT THE HOLDERS OF TORT CLAIMS, NRD CLAIMS OR CLAIMS, CAUSES OF ACTION, OR RIGHTS RELATING TO ENVIRONMENTAL LIABILITY ARISING FROM THE RETAINED SITES OR THE SHARED SITES FROM EXERCISING THEIR RIGHTS AGAINST REORGANIZED SOLUTIA WITH RESPECT THERETO.

     2.   MONSANTO/PHARMACIA INJUNCTION

     SUBJECT TO THE OCCURRENCE OF THE EFFECTIVE DATE, AND BASED ON THE MONSANTO CONTRIBUTION AND THE PHARMACIA CONTRIBUTION, THE CONFIRMATION ORDER SHALL PERMANENTLY ENJOIN ALL PERSONS, INCLUDING THE PLAINTIFFS (AND ANY MEMBERS OF A CLASS RAISING THE SAME OR SIMILAR CLAIMS) IN THE MATTERS ENTITLED DAVIS V. SOLUTIA INC. EMPLOYEES' PENSION PLAN, NO. 3:05CV736, SCHARRINGHAUSEN
V. SOLUTIA INC. EMPLOYEES' PENSION PLAN, NO. 3:06CV00099 AND COMPLAINANTS IN LARRY PROBST V. MONSANTO COMPANY AND SOLUTIA, INC, EEOC CHARGE NOS. 280 A 00618 THROUGH 280 A 00652, BUT NOT PHARMACIA AND MONSANTO, THAT HAVE HELD, CURRENTLY HOLD OR MAY HOLD A CLAIM AGAINST PHARMACIA OR MONSANTO RELATING TO ANY OF THE DEBTORS, INCLUDING A LEGACY CLAIM, WHETHER SUCH CLAIM IS REDUCED TO JUDGMENT OR NOT, LIQUIDATED OR UNLIQUIDATED, CONTINGENT OR NONCONTINGENT, ASSERTED OR UNASSERTED, FIXED OR NOT, MATURED OR UNMATURED, DISPUTED OR UNDISPUTED, LEGAL OR EQUITABLE, KNOWN OR UNKNOWN, FROM TAKING ANY OF THE FOLLOWING ACTIONS RELATED TO SUCH CLAIM, WHETHER DIRECTLY, INDIRECTLY, DERIVATIVELY, CONTRACTUALLY, STATUTORILY OR OTHERWISE: (a) COMMENCING, CONDUCTING OR CONTINUING IN ANY MANNER, DIRECTLY OR INDIRECTLY, ANY SUIT, ACTION OR OTHER PROCEEDING OF ANY KIND

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

AGAINST MONSANTO OR PHARMACIA, THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, REPRESENTATIVES, PROFESSIONALS, ADVISORS, EMPLOYEE BENEFIT PLANS, OR ANY OF THEIR RESPECTIVE PROPERTY OR ASSETS; (b) ENFORCING, LEVYING, ATTACHING, COLLECTING OR OTHERWISE RECOVERING IN ANY MANNER OR BY ANY MEANS, WHETHER DIRECTLY OR INDIRECTLY, ANY JUDGMENT, AWARD, DECREE OR ORDER AGAINST MONSANTO OR PHARMACIA, THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, REPRESENTATIVES, PROFESSIONALS, ADVISORS, EMPLOYEE BENEFIT PLANS, OR ANY OF THEIR RESPECTIVE PROPERTY OR ASSETS; (c) CREATING, PERFECTING OR ENFORCING IN ANY MANNER, DIRECTLY OR INDIRECTLY, ANY LIEN AGAINST MONSANTO OR PHARMACIA, THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, REPRESENTATIVES, PROFESSIONALS, ADVISORS, EMPLOYEE BENEFIT PLANS, OR ANY OF THEIR RESPECTIVE PROPERTY OR ASSETS; (d) ASSERTING ANY SETOFF, RIGHT OF SUBROGATION OR RECOUPMENT OF ANY KIND, DIRECTLY OR INDIRECTLY, AGAINST ANY DEBT, LIABILITY OR OBLIGATION DUE TO MONSANTO OR PHARMACIA; AND (e) PROCEEDING IN ANY MANNER IN ANY PLACE WHATSOEVER THAT DOES NOT CONFORM TO OR COMPLY WITH OR IS INCONSISTENT WITH THE PROVISIONS OF THE PLAN; PROVIDED, HOWEVER, THAT THE
                                              --------  -------
TERMS OF THIS INJUNCTION SHALL NOT PREVENT THE REORGANIZED DEBTORS, MONSANTO, PHARMACIA OR, UNLESS THE CREDITORS' COMMITTEE HAS BEEN DISSOLVED, THE CREDITORS' COMMITTEE FROM ENFORCING THE TERMS OF THIS PLAN AND THE PLAN DOCUMENTS; PROVIDED, FURTHER, HOWEVER, THAT TERMS OF THIS INJUNCTION SHALL NOT
           --------  -------  -------
PREVENT THE HOLDERS OF TORT CLAIMS, NRD CLAIMS OR CLAIMS, CAUSES OF ACTION, OR RIGHTS RELATING TO ENVIRONMENTAL LIABILITY FROM EXERCISING THEIR RIGHTS AGAINST MONSANTO OR PHARMACIA WITH RESPECT THERETO.

B.   RELEASES

     The following releases are hereby granted pursuant to the Plan and the Confirmation Order:

     1.   RELEASES BY THE DEBTORS

          AS OF THE EFFECTIVE DATE, FOR GOOD AND VALUABLE CONSIDERATION, THE ADEQUACY OF WHICH IS HEREBY CONFIRMED, THE DEBTORS, THEIR ESTATES AND THE REORGANIZED DEBTORS WILL BE DEEMED TO FOREVER RELEASE, WAIVE AND DISCHARGE ALL CLAIMS, OBLIGATIONS, SUITS, JUDGMENTS, DAMAGES, DEMANDS, DEBTS, RIGHTS, CAUSES OF ACTION AND LIABILITIES WHETHER DIRECT OR DERIVATIVE, LIQUIDATED OR UNLIQUIDATED, FIXED OR CONTINGENT, MATURED OR UNMATURED, DISPUTED OR UNDISPUTED, KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, THEN EXISTING OR THEREAFTER ARISING, IN LAW, EQUITY OR OTHERWISE THAT ARE BASED IN WHOLE OR IN PART ON ANY ACT, OMISSION, TRANSACTION, EVENT OR OTHER OCCURRENCE TAKING PLACE ON OR PRIOR TO EFFECTIVE DATE IN ANY WAY RELATING TO THE DEBTORS, THE CHAPTER 11 CASES, THE PLAN, OR THE DISCLOSURE STATEMENT, INCLUDING ANY SUCH CLAIMS, OBLIGATIONS, SUITS, JUDGMENTS, DAMAGES, DEMANDS, DEBTS, RIGHTS, CAUSES OF ACTION AND LIABILITIES ARISING OUT OF OR IN CONNECTION WITH RELEASE OF HAZARDOUS SUBSTANCES, OTHER TYPES OF CONTAMINATION OR OTHER ENVIRONMENTAL MATTERS (INCLUDING CLAIMS UNDER CERCLA OR SIMILAR ENVIRONMENTAL LAWS) ARISING OUT OF OR IN CONNECTION WITH ANY ASSETS TRANSFERRED OR DEBTS, LIABILITIES, GUARANTEES, ASSURANCES, COMMITMENTS OR OBLIGATIONS ASSUMED PURSUANT TO THE DISTRIBUTION AGREEMENT OR OTHER TRANSACTIONS OCCURRING IN CONNECTION WITH THE DISTRIBUTION AGREEMENT, AND THAT COULD HAVE BEEN ASSERTED AT ANY TIME, PAST OR PRESENT OR FUTURE BY OR ON BEHALF OF THE DEBTORS, OR THEIR ESTATES AGAINST (a) THE CURRENT OR FORMER REPRESENTATIVES, DIRECTORS, OFFICERS AND EMPLOYEES OF THE DEBTORS AND THE DEBTORS' AGENTS, ADVISORS AND PROFESSIONALS, IN EACH CASE IN THEIR CAPACITY AS SUCH, (b) THE CURRENT AND FORMER MEMBERS OF THE CREDITORS' COMMITTEE, EXCEPT FOR THE PREPETITION INDENTURE TRUSTEE, AND THE ADVISORS AND ATTORNEYS FOR THE CREDITORS' COMMITTEE, EXCEPT FOR ADVISORS TO THE PREPETITION INDENTURE TRUSTEE, IN EACH CASE IN THEIR CAPACITY AS SUCH, (c) MONSANTO, (d) PHARMACIA, (e) ANY EMPLOYEE BENEFIT PLANS OF MONSANTO OR PHARMACIA, (f) THE AD HOC TRADE COMMITTEE, (g) THE RETIREES' COMMITTEE AND (h) THE RESPECTIVE AFFILIATES AND CURRENT OR FORMER REPRESENTATIVES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, MEMBERS, DIRECT AND INDIRECT SHAREHOLDERS, ADVISORS, ATTORNEYS AND PROFESSIONALS OF THE FOREGOING, IN EACH CASE IN THEIR CAPACITY AS SUCH; PROVIDED, HOWEVER, THAT THE TERMS OF THIS RELEASE SHALL NOT
                  --------  -------
PREVENT THE REORGANIZED DEBTORS FROM ENFORCING THE TERMS OF THIS PLAN AND THE PLAN DOCUMENTS; PROVIDED,
                --------

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

FURTHER, HOWEVER, THAT WITH RESPECT TO FORMER DIRECTORS AND OFFICERS OF THE
-------  -------
DEBTORS, NOTHING IN THIS PARAGRAPH SHALL BE CONSTRUED TO RELEASE SUCH FORMER DIRECTORS AND OFFICERS FROM CLAIMS FOR FRAUD, GROSS NEGLIGENCE, WILLFUL MISCONDUCT, CRIMINAL CONDUCT, VIOLATION OF FIDUCIARY DUTY, INCLUDING THE UNAUTHORIZED USE OF CONFIDENTIAL INFORMATION, THAT CAUSES DAMAGES OR FOR PERSONAL GAIN, TO (AND ONLY TO) THE EXTENT SUCH PERSONS ARE NOT EXCULPATED THEREFROM BY ANY PROVISION OF APPLICABLE LAW OR ANY CERTIFICATE OF INCORPORATION OR SIMILAR ORGANIZATIONAL DOCUMENT OF SOLUTIA, REORGANIZED SOLUTIA, ANY OTHER DEBTOR OR ANY OTHER REORGANIZED DEBTOR, OR ULTRA VIRES ACTS.

     2.   RELEASES BY HOLDERS OF CLAIMS AND EQUITY INTERESTS

          AS OF THE EFFECTIVE DATE, EACH HOLDER OF A CLAIM OR EQUITY INTEREST SHALL BE DEEMED TO FOREVER RELEASE, WAIVE AND DISCHARGE ALL CLAIMS OR EQUITY INTERESTS, DEMANDS, DEBTS, RIGHTS, CAUSES OF ACTION OR LIABILITIES, WHETHER DIRECT OR DERIVATIVE, LIQUIDATED OR UNLIQUIDATED, FIXED OR CONTINGENT, MATURED OR UNMATURED, DISPUTED OR UNDISPUTED, KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, THEN EXISTING OR THEREAFTER ARISING, IN LAW, EQUITY OR OTHERWISE THAT ARE BASED IN WHOLE OR IN PART ON ANY ACT OR OMISSION, TRANSACTION, EVENT OR OTHER OCCURRENCE TAKING PLACE ON OR PRIOR TO THE EFFECTIVE DATE RELATING TO THE DEBTORS, THE CHAPTER 11 CASES, THE PLAN, THE DISCLOSURE STATEMENT OR ANY EMPLOYEE BENEFIT PLANS ADMINISTERED BY OR ON BEHALF OF SOLUTIA, OR ANY LEGACY CLAIM OR LEGACY SITE CLAIMS OR OTHER OBLIGATIONS ASSUMED BY SOLUTIA UNDER THE DISTRIBUTION AGREEMENT, BUT NOT INCLUDING CLAIMS FOR ENVIRONMENTAL LIABILITY WHICH ARE RELATED TO RETAINED SITES OR SHARED SITES, AGAINST (a) THE CURRENT OR FORMER REPRESENTATIVES, DIRECTORS, OFFICERS AND EMPLOYEES OF THE DEBTORS,
(b) THE DEBTORS' AGENTS, ADVISORS AND PROFESSIONALS, IN EACH CASE IN THEIR CAPACITY AS SUCH, (c) THE CURRENT AND FORMER MEMBERS OF THE CREDITORS' COMMITTEE, EXCEPT FOR THE PREPETITION INDENTURE TRUSTEE, AND THE ADVISORS AND ATTORNEYS FOR THE CREDITORS' COMMITTEE, EXCEPT FOR ADVISORS TO THE PREPETITION INDENTURE TRUSTEE, IN EACH CASE IN THEIR CAPACITY AS SUCH, (d) MONSANTO, (e) PHARMACIA, (f) THE AD HOC TRADE COMMITTEE, (g) THE RETIREES' COMMITTEE AND (h) THE RESPECTIVE AFFILIATES AND CURRENT OR FORMER REPRESENTATIVES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, MEMBERS, DIRECT AND INDIRECT SHAREHOLDERS, ADVISORS, EMPLOYEE BENEFIT PLANS, ATTORNEYS AND PROFESSIONALS OF THE FOREGOING, IN EACH CASE IN THEIR CAPACITY AS SUCH. NOTWITHSTANDING THE FOREGOING, THE HOLDERS OF TORT CLAIMS, AS A RESULT OF THE MONSANTO TORT MANAGEMENT, AND THE HOLDERS OF LEGACY SITE CLAIMS, AS A RESULT OF THE RELATIONSHIP AGREEMENT, SHALL NOT BE DEEMED TO RELEASE THE DEBTORS, MONSANTO OR PHARMACIA ON ACCOUNT OF ANY LIABILITY ARISING FROM OR RELATED TO THE TORT CLAIMS, OR MONSANTO OR PHARMACIA ON ACCOUNT OF THE LEGACY SITE CLAIMS. FURTHERMORE, THE HOLDERS OF NRD CLAIMS SHALL NOT BE DEEMED TO RELEASE THE DEBTORS, MONSANTO OR PHARMACIA ON ACCOUNT OF ANY LIABILITY ARISING FROM OR RELATED TO THE NRD CLAIMS. IN ADDITION, AS PROVIDED IN SECTION XII.C. HERETO, GOVERNMENTAL ENTITIES SHALL NOT BE DEEMED TO RELEASE MONSANTO OR PHARMACIA ON ACCOUNT OF ANY CLAIMS, CAUSES OF ACTION, OR RIGHTS; PROVIDED, HOWEVER, THAT
                                                    --------  -------
THE TERMS OF THIS RELEASE SHALL NOT PREVENT MONSANTO OR PHARMACIA FROM ENFORCING THE TERMS OF THIS PLAN AND THE PLAN DOCUMENTS; PROVIDED, FURTHER,
                                                         --------  -------
HOWEVER, THAT NOTHING IN THIS PARAGRAPH SHALL AFFECT THE RIGHTS, DEFENSES,
-------
OBLIGATIONS OR CLAIMS ARISING BETWEEN MONSANTO AND PHARMACIA, INCLUDING RIGHTS, DEFENSES, OBLIGATIONS OR CLAIMS ARISING FROM OR EXISTING UNDER THE SEPARATION AGREEMENT; PROVIDED, FURTHER STILL, HOWEVER, THAT WITH RESPECT TO
                      --------  ------- -----  -------
FORMER DIRECTORS AND OFFICERS OF THE DEBTORS, NOTHING IN THIS PARAGRAPH SHALL BE CONSTRUED TO RELEASE SUCH FORMER DIRECTORS AND OFFICERS FROM CLAIMS FOR FRAUD, GROSS NEGLIGENCE, WILLFUL MISCONDUCT, CRIMINAL CONDUCT, VIOLATION OF FIDUCIARY DUTY, INCLUDING THE UNAUTHORIZED USE OF CONFIDENTIAL INFORMATION, THAT CAUSES DAMAGES OR FOR PERSONAL GAIN, TO (AND ONLY TO) THE EXTENT SUCH PERSONS ARE NOT EXCULPATED THEREFROM BY ANY PROVISION OF APPLICABLE LAW OR ANY CERTIFICATE OF INCORPORATION OR SIMILAR ORGANIZATIONAL DOCUMENT OF SOLUTIA, REORGANIZED SOLUTIA, ANY OTHER DEBTOR OR ANY OTHER REORGANIZED DEBTOR, OR ULTRA VIRES ACTS; AND [PROVIDED, EVEN FURTHER STILL, HOWEVER, THAT THE TERMS
                       --------  ---- ------- -----  -------
OF THIS RELEASE SHALL NOT APPLY TO CLAIMS FOR BREACHES OF FIDUCIARY DUTY, AS SUCH TERM IS DEFINED UNDER ERISA, WITH RESPECT TO THE SIP PLAN AGAINST CURRENT AND FORMER DIRECTORS, OFFICERS AND EMPLOYEES OF THE DEBTORS.]

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

     3.   RETIREE RELEASE AND INJUNCTION

          AS OF THE EFFECTIVE DATE, THE RETIREES' COMMITTEE, ITS MEMBERS AND PROFESSIONALS, THE RETIREES AND EACH OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, HEIRS, EXECUTORS, ADMINISTRATORS SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE "RETIREE PARTIES") SHALL HEREBY BE DEEMED TO HAVE RELEASED AND DISCHARGED THE DEBTORS, MONSANTO, PHARMACIA, ANY EMPLOYEE BENEFIT PLANS OF MONSANTO OR PHARMACIA, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AFFILIATES, SUCCESSORS, ASSIGNS, REPRESENTATIVES, AGENTS, ADVISORS AND PROFESSIONALS (COLLECTIVELY, THE "RELEASED PARTIES") FROM, AND THE CONFIRMATION ORDER AND THE RETIREE SETTLEMENT ORDER SHALL OPERATE AS AN INJUNCTION AGAINST, THE COMMENCEMENT OR CONTINUATION OF ANY ACTION, THE EMPLOYMENT OF PROCESS, OR ANY ACT TO COLLECT, RECOVER OR OFFSET, ANY "CLAIM" (AS DEFINED IN SECTION 101(5) OF THE BANKRUPTCY CODE) AND ANY "DEBT" (AS THAT TERM IS DEFINED IN SECTION 101(12) OF THE BANKRUPTCY CODE), RELATED TO "RETIREE BENEFITS" (AS DEFINED IN SECTION 1114(a) OF THE BANKRUPTCY CODE), INCLUDING THE PARTIAL RESERVATION OF CLAIMS IN THE CLASS ACTION SETTLEMENT APPROVED BY THE U.S. DISTRICT COURT FOR THE NORTHERN DISTRICT OF FLORIDA, PENSACOLA DIVISION, IN SOLUTIA INC. V. FORSBERG, NO. 3:98CV237, WHETHER SUCH CLAIM IS REDUCED TO JUDGMENT OR NOT, LIQUIDATED OR UNLIQUIDATED, CONTINGENT OR NONCONTINGENT, ASSERTED OR UNASSERTED, FIXED OR NOT, MATURED OR UNMATURED, DISPUTED OR UNDISPUTED, LEGAL OR EQUITABLE, KNOWN OR UNKNOWN THAT THE RETIREE PARTIES HAD, HAVE OR MAY HAVE AGAINST THE RELEASED PARTIES; PROVIDED, HOWEVER,
                                                            --------  -------
THAT THE FOREGOING SHALL NOT RELEASE AND DISCHARGE (a) THE REORGANIZED DEBTORS FROM THE PERFORMANCE OF THEIR OBLIGATIONS UNDER THE RETIREE SETTLEMENT AGREEMENT OR (b) MONSANTO FROM THE PERFORMANCE OF ITS OBLIGATIONS UNDER THE RETIREE SETTLEMENT AGREEMENT.

C.   EXCULPATION AND LIMITATION OF LIABILITY

     EXCEPT AS PROVIDED IN THE PLAN OR THE CONFIRMATION ORDER, NONE OF THE DEBTORS, MONSANTO, PHARMACIA, THE CREDITORS' COMMITTEE NOR THE CURRENT OR FORMER INDIVIDUAL MEMBERS THEREOF, EXCEPT FOR THE PREPETITION INDENTURE TRUSTEE, THE RETIREES' COMMITTEE NOR THE CURRENT INDIVIDUAL MEMBERS THEREOF, THE AD HOC TRADE COMMITTEE NOR THE CURRENT INDIVIDUAL MEMBERS THEREOF, NOR ANY OF THEIR RESPECTIVE PRESENT MEMBERS, REPRESENTATIVES, OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, ADVISORS, ATTORNEYS, AFFILIATES OR AGENTS ACTING IN SUCH CAPACITY, EXCEPT FOR ADVISORS TO THE PREPETITION INDENTURE TRUSTEE, SHALL HAVE OR INCUR ANY LIABILITY TO, OR BE SUBJECT TO ANY RIGHT OF ACTION BY, ANY HOLDER OF A CLAIM, INCLUDING, BUT NOT LIMITED TO, A LEGACY CLAIM, OR AN EQUITY INTEREST, OR ANY OTHER PARTY IN INTEREST, OR ANY OF THEIR RESPECTIVE AGENTS, DIRECT OR INDIRECT SHAREHOLDERS, EMPLOYEES, REPRESENTATIVES, FINANCIAL ADVISORS, ATTORNEYS OR AFFILIATES, OR ANY OF THEIR RESPECTIVE SUCCESSORS OR ASSIGNS, FOR ANY ACT OR OMISSION IN CONNECTION WITH, RELATING TO, OR ARISING OUT OF, THE CHAPTER 11 CASES, THE PURSUIT OF CONFIRMATION OF THE PLAN, THE CONSUMMATION OF THE PLAN, OR THE ADMINISTRATION OF THE PLAN OR THE PROPERTY TO BE DISTRIBUTED UNDER THE PLAN, EXCEPT FOR THEIR WILLFUL MISCONDUCT, CRIMINAL CONDUCT, MISUSE OF CONFIDENTIAL INFORMATION THAT CAUSES DAMAGES, FRAUD, ULTRA VIRES ACTS OR GROSS NEGLIGENCE, AND IN ALL RESPECTS SHALL BE ENTITLED TO RELY REASONABLY UPON THE ADVICE OF COUNSEL WITH RESPECT TO THEIR DUTIES AND RESPONSIBILITIES UNDER THE PLAN; PROVIDED, HOWEVER, THAT NOTHING IN THIS
                                 --------  -------
PARAGRAPH SHALL AFFECT THE RIGHTS, DEFENSES, OBLIGATIONS OR CLAIMS ARISING BETWEEN MONSANTO AND PHARMACIA. [NOTWITHSTANDING ANY OTHER PROVISION HEREIN, ANY AND ALL CLAIMS FOR BREACHES OF FIDUCIARY DUTY, AS SUCH TERM IS DEFINED UNDER ERISA, WITH RESPECT TO THE SIP PLAN SHALL BE LIMITED TO AVAILABLE PROCEEDS OF INSURANCE POLICIES COVERING SUCH CLAIMS, IF ANY.]

D.   DISCHARGE OF CLAIMS AND TERMINATION OF EQUITY INTERESTS

     EXCEPT AS PROVIDED IN THIS PLAN, THE PLAN DOCUMENTS OR THE CONFIRMATION ORDER, PURSUANT TO SECTION 1141(D) OF THE BANKRUPTCY CODE, (1) THE RIGHTS AFFORDED UNDER THE PLAN AND THE TREATMENT OF ALL CLAIMS, INCLUDING THE LEGACY SITE CLAIMS, AND EQUITY INTERESTS SHALL BE IN EXCHANGE FOR AND IN

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

COMPLETE SATISFACTION, DISCHARGE AND RELEASE OF SUCH CLAIMS AND EQUITY INTERESTS OF ANY NATURE WHATSOEVER, INCLUDING ANY INTEREST ACCRUED ON SUCH CLAIMS FROM AND AFTER THE PETITION DATE, AGAINST ANY DEBTOR OR ANY OF THEIR ASSETS OR PROPERTIES, (2) ON THE EFFECTIVE DATE, ALL SUCH CLAIMS AND EQUITY INTERESTS IN, ANY DEBTOR SHALL BE SATISFIED, DISCHARGED AND RELEASED IN FULL AND (3) ALL PERSONS AND ENTITIES SHALL BE PRECLUDED FROM ASSERTING AGAINST THE REORGANIZED DEBTORS AND THEIR RESPECTIVE SUCCESSORS OR THEIR ASSETS OR PROPERTIES ANY OTHER OR FURTHER SUCH CLAIMS OR EQUITY INTERESTS BASED UPON ANY ACT OR OMISSION, TRANSACTION OR OTHER ACTIVITY OF ANY KIND OR NATURE THAT OCCURRED PRIOR TO THE EFFECTIVE DATE; PROVIDED, HOWEVER, THAT THE REORGANIZED DEBTORS SHALL NOT RECEIVE A DISCHARGE, RELEASE OR SATISFACTION FROM TORT CLAIMS, NRD CLAIMS OR ANY ENVIRONMENTAL LIABILITY OR ENVIRONMENTAL LIABILITY COSTS RELATED TO THE RETAINED SITES OR THE SHARED SITES; PROVIDED, FURTHER, HOWEVER, THAT NOTHING IN THE PLAN SHALL DISCHARGE, RELEASE OR SATISFY ANY LIABILITIES TO A GOVERNMENTAL ENTITY OF THE DEBTORS, OR REORGANIZED DEBTORS, AS THE CASE MAY BE, ARISING AFTER THE CONFIRMATION DATE OR THAT IS NOT OTHERWISE A CLAIM WITHIN THE MEANING OF SECTION 101(5) OF THE BANKRUPTCY CODE, NOR SHALL THE PLAN PRECLUDE A GOVERNMENTAL ENTITY FROM ASSERTING ANY SUCH LIABILITIES AGAINST THE REORGANIZED DEBTORS AND NOTHING IN THE PLAN SHALL DISCHARGE, RELEASE OR SATISFY ANY LIABILITY TO A GOVERNMENTAL ENTITY UNDER APPLICABLE ENVIRONMENTAL LAWS THAT A REORGANIZED DEBTOR OR ANY OTHER PERSON OR ENTITY MAY HAVE AS THE OWNER OR OPERATOR OF REAL PROPERTY ON AND AFTER THE CONFIRMATION DATE; PROVIDED, FURTHER STILL, HOWEVER, THAT NOTHING IN THE PLAN SHALL ADVERSELY AFFECT IN ANY WAY THE RIGHTS AND REMEDIES OF THE UNITED STATES WITH RESPECT TO THE ANNISTON PARTIAL CONSENT DECREE (C.V. -01-PT-0749-E, EFFECTIVE AUGUST 4, 2003), NOR SHALL ANYTHING IN THE PLAN DIVEST OR LIMIT THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ALABAMA OVER SUCH ANNISTON PARTIAL CONSENT DECREE, WHICH SHALL SURVIVE THE CHAPTER 11 CASES AND MAY BE ENFORCED IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ALABAMA AND NOTHING IN THE PLAN SHALL ADVERSELY AFFECT IN ANY WAY THE RIGHTS AND REMEDIES OF THE UNITED STATES WITH RESPECT TO THE ADMINISTRATIVE ORDERS RELATING TO THE SAUGET, ILLINOIS AREA 1 AND AREA 2 SITES, V-W-99-C-554, EFFECTIVE JANUARY 21, 1999; V-W-99-C-554, ISSUED MAY 31, 2000; V-W-01-C-622, EFFECTIVE NOVEMBER 24, 2000; AND V-W-02-C-716, ISSUED
SEPTEMBER 30, 2002), WHICH SHALL SURVIVE THE BANKRUPTCY CASE AND MAY BE ENFORCED IN ANY TRIBUNAL WITH JURISDICTION.

                                  ARTICLE XI

                           RETENTION OF JURISDICTION

A.   RETENTION OF JURISDICTION

     The Bankruptcy Court shall have jurisdiction of all matters arising out of, and related to, the Chapter 11 Cases and the Plan pursuant to, and for the purposes of, sections 105(a) and 1142 of the Bankruptcy Code and for, among other things, the following purposes:

     1. To hear and determine any applications for the assumption or rejection of Executory Contracts or Unexpired Leases and the allowance of cure amounts and Claims resulting therefrom;

     2. To hear and determine any and all adversary proceedings, applications and contested matters;

     3. To hear and determine any objection to any Administrative Expense Claims, or any objection to or request to estimate any Claim;

     4. To estimate any Claim at any time, including during litigation concerning any objection to such Claim or during the pendency of any appeal relating to any such objection;

     5. To enter and implement such orders as may be appropriate in the event the Confirmation Order is for any reason stayed, revoked, modified or vacated;

     6. To issue such orders in aid of execution and consummation of the Plan, to the extent authorized by section 1142 of the Bankruptcy Code;

     7. To consider any amendments to, or modifications of, the Plan, to cure any defect or omission or reconcile any inconsistency in any order of the Bankruptcy Court, including the Confirmation Order or in the Plan;

     8. To hear and determine all applications for compensation and reimbursement of expenses of Professionals under sections 328, 330, 331 and 503(b) of the Bankruptcy Code;

     9. To hear and determine disputes arising in connection with the interpretation, implementation or enforcement of the Plan and the Plan Documents, including the Relationship Agreement and the Confirmation Order;

     10. To recover all assets of the Debtors and property of the Debtors' Estates, wherever located;

     11. To hear and determine all Avoidance Actions and Causes of Action that may be brought by Reorganized Solutia;

     12. To hear and determine all disputes relating to the injunctions, including the Monsanto/Pharmacia Injunction and the other releases described in Article X of the Plan;

     13. To hear and determine matters concerning state, local and federal taxes in accordance with sections 346, 505 and 1146 of the Bankruptcy Code;

     14. To examine, pursuant to Bankruptcy Rule 2004, any party whose contribution is necessary to effectuate the Plan;

     15.  To hear any other matter not inconsistent with the Bankruptcy Code;
          and

     16.  To enter a final decree or decrees closing the Chapter 11 Cases.

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

                                 ARTICLE XII

                           MISCELLANEOUS PROVISIONS

A.   BINDING EFFECT

     The Plan shall be binding upon and inure to the benefit of the Debtors, the Reorganized Debtors, all Holders of Claims and Equity Interests and their prospective successors and assigns, including all parties in interest in the Chapter 11 Cases and their Professionals.

B.   PRESERVATION OF AVOIDANCE ACTIONS

     On and after the Effective Date, any and all Avoidance Actions (other than the Avoidance Action against Monsanto and Pharmacia, which shall be resolved pursuant to the terms of the settlement among Solutia, Monsanto and Pharmacia) shall be preserved and retained by the Reorganized Debtors, which shall have the exclusive right to enforce, settle and prosecute any such Avoidance Actions. Reorganized Solutia may pursue, abandon, settle or release any or all retained Avoidance Actions, as it deems appropriate, subject to the reasonable consent of Monsanto and the Creditors' Committee and Bankruptcy Court approval. Any recovery received on account of an Avoidance Action may be retained by the Reorganized Debtors. Reorganized Solutia may offset any claim supporting an Avoidance Action against any payment or Distribution due to any Holder of a Claim under the Plan. In addition, if a Distribution is made in error, the Reorganized Debtors can bring an action pursuant to section 502(d) of the Bankruptcy Code to recoup such Distribution.

C.   CLAIMS OF THE UNITED STATES OF AMERICA

     Nothing in this Plan and the transactions approved hereby is intended to or shall release any non-Debtor of any claims, rights or causes of action arising in favor of the United States of America, including all federal agencies, or any states thereof; provided, however, that nothing in this Plan
                                 --------  -------
or otherwise shall prevent any party from asserting defenses, counterclaims or other rights against the United States of America or any states thereof under applicable non-bankruptcy law.

D.   APPLICABILITY OF SECTION 1125(e) OF THE BANKRUPTCY CODE

     The protection afforded by section 1125(e) of the Bankruptcy Code with regard to the solicitation of acceptances or rejections of the Plan and with regard to the offer, issuance, sale or purchase of the New Common Stock, or any other security, shall apply to the full extent provided by law, and the entry of the Confirmation Order shall constitute the determination by the Bankruptcy Court that the Debtors, Monsanto, the Creditors' Committee and the Retirees' Committee and each of their respective officers, directors, partners, employees, members, agents, attorneys, accountants, financial advisors, investment bankers, dealer-managers, placement agents, and other professionals, shall have acted in good faith and in compliance with the applicable provisions of the Bankruptcy Code pursuant to section 1125(e) of the Bankruptcy Code and that the Plan has been proposed in good faith and not by any means forbidden by law.

E. DISSOLUTION OF THE CREDITORS' COMMITTEE, RETIREES' COMMITTEE AND EQUITY COMMITTEE

     On the Effective Date, the Creditors' Committee, the Retirees' Committee and the Equity Committee shall be dissolved and the members thereof shall be released and discharged of and from all further authority, duties, responsibilities and obligations relating to and arising from and in connection with the Chapter 11 Cases, and the retention and employment of their attorneys or other Professionals shall terminate; provided, however, that the Creditors'
                                        --------  -------
Committee, the Retirees' Committee and the Equity Committee shall continue to exist after such date and their professional fees and expenses shall be reimbursed by the Debtors or Reorganized Debtors, as applicable, solely with respect to applications filed with the Bankruptcy Court pursuant to sections 328, 330 and 331 of the Bankruptcy Code seeking payment of Professional Fee Claims and for any appeals related thereto; provided, further that (a) the
                                            --------  -------
Creditors' Committee shall continue to exist after the Effective Date so long as there is an appeal or other litigation pending in connection with the JPM Adversary Proceeding, the Equity Committee Adversary Proceeding, the Plan, the Confirmation Order or any proceeding that may materially affect recoveries to unsecured creditors, and (b) the professional fees and expenses of the Creditors' Committee in connection with (a) above shall be reimbursed by the Debtors or Reorganized Debtors without application to the Bankruptcy Court consistent with Article V.D hereof.

F.   PAYMENT OF STATUTORY FEES

     All fees payable pursuant to section 1930 of title 28 of the United States Code, shall be paid, by the Debtors or the Reorganized Debtors, as applicable, for each quarter (including any fraction thereof) until the Chapter 11 Cases are converted, dismissed or closed, whichever occurs first.

G.   MODIFICATION OF THE PLAN

     Subject to the limitations contained in the Plan, (1) the Debtors reserve the right, in accordance with the Bankruptcy Code and the Bankruptcy Rules, to alter, amend or modify the Plan prior to the entry of the Confirmation Order, provided, however, that any material alteration, amendment or modification of
--------  -------
the Plan shall be subject to the consent of Monsanto, Pharmacia (if such provision directly affects Pharmacia) and the Creditors' Committee, which shall not be unreasonably withheld, and (2) after the entry of the Confirmation Order, the Debtors and the Reorganized Debtors may, upon order of the Bankruptcy Court and with the consent of Monsanto and, unless the Creditors' Committee has been dissolved, the Creditors' Committee, which consent shall not be unreasonably withheld, amend or modify the Plan, in accordance with section 1127(b) of the Bankruptcy Code, or remedy any defect or omission or reconcile any inconsistency in the Plan in such manner as may be necessary to carry out the purpose and intent of the Plan. A Holder of a Claim that has accepted the Plan shall be deemed to have accepted the Plan as altered, amended or modified, if the proposed alteration, amendment or modification does not materially and adversely change the treatment of the Claim of such Holder.

H.   SEVERABILITY

     In the event that the Bankruptcy Court determines that any provision of the Plan is invalid, void or unenforceable, such provision shall be invalid, void or unenforceable with respect to the Holder or Holders of such Claims or Equity Interests as to which the provision is determined to be invalid, void or unenforceable. The invalidity, voidness or unenforceability of any such provision shall, with the consent of the Debtors, Monsanto and the Creditors' Committee, which such consent shall not be unreasonably withheld, in no way limit or affect the enforceability and operative effect of any other provision of the Plan.

I.   REVOCATION OR WITHDRAWAL OF THE PLAN

     The Debtors reserve the right to revoke or withdraw the Plan prior to the Confirmation Date; provided, however, that any such revocation or withdrawal
                   --------  -------
shall be subject to the consent of Monsanto and the Creditors' Committee, which consent shall not be unreasonably withheld. If the Debtors revoke or withdraw the Plan prior to the Confirmation Date, then the Plan shall be deemed null and void. In such

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

event, nothing contained in the Plan shall constitute or be deemed a waiver or release of any Claims by or against the Debtors or any other Person or Entity or to prejudice in any manner the rights of the Debtors or any Person or Entity in any further proceedings involving the Debtors.

J.   SECTION 1145 EXEMPTION

     Section 1145(a) of the Bankruptcy Code provides that, subject to certain limitations, certain federal, state and local requirements regarding registration of securities do not apply to securities that are offered or sold under a plan of reorganization. The New Common Stock, the Rights and the Warrants issued pursuant to the Plan will be issued without "Registration" under the Securities Act to the extent permitted by section 1145 of the Bankruptcy Code, and may not be offered or sold except in compliance with the Securities Act. The Debtors have not obtained, and do not intend to obtain, a "no-action" letter from the Securities and Exchange Commission to the effect that the Securities and Exchange Commission will not take enforcement action if the New Common Stock is issued in accordance with the provisions of the Plan without registration under the Securities Act.

K.   SECTION 1146 EXEMPTION

     Pursuant to section 1146(c) of the Bankruptcy Code, any transfers of property pursuant hereto shall not be subject to any document recording tax, stamp tax, conveyance fee, intangibles or similar tax, mortgage tax, stamp act, real estate transfer tax, mortgage recording tax or other similar tax or governmental assessment, and the Confirmation Order shall direct the appropriate state or local governmental officials or agents to forgo the collection of any such tax or governmental assessment and to accept for filing and recordation any of the foregoing instruments or other documents without the payment of any such tax, recordation fee or governmental assessment.

L.   NOTICES

     All notices, requests and demands to or upon the Debtors or, on and after the Effective Date, the Reorganized Debtors, the Creditors' Committee, the Retirees' Committee, the Equity Committee, the DIP Lenders, the Office of the United States Trustee, Monsanto and Pharmacia to be effective shall be in writing and, unless otherwise expressly provided in the Plan, shall be deemed to have been duly given or made when actually delivered by messenger or overnight courier service or, in the case of notice by facsimile transmission, when received and telephonically confirmed, addressed as follows:

     1.   THE DEBTORS AND THE REORGANIZED DEBTORS

          Rosemary L. Klein, Esq. (General Counsel)
          Solutia Inc.
          575 Maryville Centre Dr.
          St. Louis, MO 63141

          Richard M. Cieri, Esq.
          Jonathan S. Henes, Esq.
          Kirkland & Ellis LLP
          Citigroup Center
          153 East 53rd Street
          New York, NY 10022-4611
          Fax: (212) 446-4900

          (Counsel to the Debtors and Reorganized Debtors)

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

     2.   THE CREDITORS' COMMITTEE

          Daniel H. Golden, Esq.
          Ira S. Dizengoff, Esq.
          Akin Gump Strauss Hauer & Feld LLP
          590 Madison Avenue
          New York, NY 10022
          Fax: (212) 872-1002

          James R. Savin, Esq.
          Akin Gump Strauss Hauer & Feld LLP
          1333 New Hampshire Avenue N.W.
          Washington, D.C. 20036
          Fax: (202) 887-4288

          (Counsel to the Creditors' Committee)

     3.   THE RETIREES' COMMITTEE

          Daniel D. Doyle, Esq.
          Nicholas A. Franke, Esq.
          David M. Brown, Esq.
          Spencer Fane Britt & Browne LLP
          1 North Brentwood Boulevard, 10th Floor
          St. Louis, MO 63105
          Fax: (314) 862-4656

          R. Scott Williams, Esq.
          Haskell Slaughter Young & Rediker, LLC
          400 Park Place Tower
          2001 Park Place
          North Birmingham, AL 35203
          Fax: (205) 324-1133

          (Counsel to the Retirees' Committee)

     4.   THE EQUITY COMMITTEE

          Craig A. Barbarosh, Esq.
          Pillsbury Winthrop Shaw Pittman LLP
          650 Town Center Drive, 7th Floor
          Costa Mesa, CA 92626
          Fax: (714) 436-2800

          (Counsel to the Equity Committee)

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

     5.   THE DIP LENDERS

          David Jaffe
          Citicorp USA, Inc.
          390 Greenwich Street
          New York, NY 10013
          Fax: (212) 816-2613

          Seth Jacobson, Esq.
          Timothy R. Pohl, Esq.
          Skadden, Arps, Slate, Meagher & Flom LLP
          333 West Wacker Drive, Suite 2100
          Chicago, IL 60606-1285
          Fax: (312) 407-0411

          (Counsel to the DIP Lenders)

     6.   THE UNITED STATES TRUSTEE

          Greg M. Zipes, Esq.
          OFFICE OF THE UNITED STATES TRUSTEE
          33 Whitehall Street, 21st Floor
          New York, NY 10004
          Fax: (212) 668-2255

     7.   MONSANTO

          David Snively, Esq. (General Counsel)
          Monsanto Company
          800 North Lindbergh Boulevard
          St. Louis, MO 63167

          John C. Longmire, Esq.
          Willkie Farr & Gallagher LLP
          787 Seventh Avenue
          New York, NY 10019
          Fax: (212) 728-8111

          George T. Frampton, Jr., Esq.
          Boies, Schiller & Flexner LLP
          570 Lexington Avenue, 16th Floor
          New York, NY 10022
          Fax: 212-446-2350

          Lloyd A. Palans, Esq.
          Bryan Cave LLP
          One Metropolitan Square
          211 N. Broadway
          St. Louis, MO 63102-2750
          Fax: 314-259-2020

          (Counsel to Monsanto)

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

     8.   PHARMACIA

          Bruce R. Zirinsky, Esq.
          John H. Bae, Esq.
          Cadwalader, Wickersham & Taft LLP
          One World Financial Center
          New York, NY 10281
          Fax: 212-504-6666

          (Counsel to Pharmacia)

M.   GOVERNING LAW

     Except to the extent the Bankruptcy Code, the Bankruptcy Rules or other federal law is applicable, or to the extent an exhibit to the Plan provides otherwise, the rights and obligations arising under the Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without giving effect to the principles of conflicts of law of such jurisdiction.

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





Dated: New York, New York           Respectfully submitted,
       July 9, 2007                 SOLUTIA INC., on behalf of itself and
                                    all of the Debtors



                                    By: /s/ Jeffry N. Quinn
                                        -------------------
                                    Name: Jeffry N. Quinn
                                    Title: President & Chief Executive Officer

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

                                                                     EXHIBIT B

                                                                EXECUTION COPY



             FIRST AMENDED & RESTATED RETIREE SETTLEMENT AGREEMENT
             -----------------------------------------------------

This first amended and restated retiree settlement agreement (this "Agreement") presents the material terms of a settlement (the "Retiree Settlement") among: (a) Solutia Inc. ("Solutia") and its domestic subsidiaries (collectively with Solutia, the "Company"); (b) those retirees, including their surviving spouses, dependent spouses and dependent children, and those employees receiving disability benefits, who worked for Pharmacia Corporation (f/k/a Monsanto) or one of its domestic subsidiaries ("Pharmacia") and who retired, or became disabled, prior to Solutia's spin-off from Pharmacia in 1997, and whose post-employment benefit or disability liabilities were transferred to Solutia as a result of such spin-off (collectively, the "Pre-Spin Retirees"); (c) those retirees, including their surviving spouses, dependent spouses and dependent children, and those employees receiving disability benefits, who retired from Solutia or became disabled after Solutia's spin-off from Pharmacia in 1997, including those retirees (and their surviving spouses, dependent spouses and dependent children) and disabled persons who worked for Pharmacia prior to Solutia's spin-off from Pharmacia in 1997, and, thereafter worked for Solutia, other than those retirees covered by a collective bargaining agreement who retired on January 1, 2003, or later (collectively, the "Post-Spin Retirees"); (d) any other person having a claim against Solutia for "retiree benefits" as such term is defined in section 1114(a) of the Bankruptcy Code (collectively, the "Retiree Claimants" and, together with the Pre-Spin Retirees and the Post-Spin Retirees, the "Retirees");(1) (e) Monsanto Company ("Monsanto")(2); (f) the official committee of unsecured creditors (the "Creditors' Committee") appointed on January 6, 2004, in the Company's chapter 11 cases currently pending before the Honorable Prudence C. Beatty in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"); and (e) the official committee of retirees (the "Retirees' Committee") appointed on February 20, 2004, in the Company's chapter 11 cases. The terms of the Retiree Settlement described herein are intended to amend and supersede any previous offer made during the Company's chapter 11 cases, constitute an integrated offer, are indivisible except as described herein, are subject to the terms and conditions hereof, and are not intended to be binding unless executed in writing.





-------------------------
(1) To "retire" from the Company means to incur a termination of employment from Pharmacia prior to September 1, 1997, or from the Company thereafter, in either case having met the eligibility requirements of a retiree medical plan sponsored by Pharmacia or Solutia, as the case may be.

(2) Monsanto was created on February 9, 2000, under the name "Monsanto Ag", as a wholly-owned subsidiary of Pharmacia, and changed its name to Monsanto Company on March 31, 2000. The Separation Agreement between Monsanto and Pharmacia was entered into as of September 1, 2000.

SETTLEMENT OVERVIEW

RETIREE TRUST & FUNDING            On the effective date (the "Effective
CO. CONTRIBUTIONS                  Date") of the Company's plan of
                                   reorganization (the "Plan"), and subject to the terms of the Plan and the Relationship
                                   Agreement (as defined below), through the offering of rights (the "Rights Offering") to acquire shares of new common stock (the
                                   "New Common Stock") in the reorganized
                                   successor to Solutia ("Reorganized
                                   Solutia"), Solutia will raise $250 million, which will be distributed as follows: (a)
                                   $175 million in cash will be contributed to a trust (the "Retiree Trust") intended to qualify as a "voluntary employees' beneficiary association" under Section
                                   501(c)(9) of the Internal Revenue Code of
                                   1986 and all of the rules and regulations promulgated thereunder, as amended (the
                                   "Internal Revenue Code"); and (b) $75
                                   million in cash will be contributed to fund a new entity ("Funding Co."), which will be a special purpose, tax-efficient, bankruptcy-remote affiliate of Reorganized
                                   Solutia.(3)

                                   Funding Co. shall create two separate
                                   accounts for its funds: (a) an
                                   environmental liabilities account
                                   containing $50 million (the "Environmental
                                   Account"); and (b) an account containing
                                   $25 million of unallocated funds (the
                                   "Unallocated Account").

RETIREE TRUST SUB ACCOUNTS         The Retiree Trust shall be comprised of two
                                   sub accounts: (a) "Sub Account 1"; and (b)
                                   "Sub Account 2". Sub Account 1 shall be
                                   funded by the Company with the $175 million of cash contributed by the participants in the Rights Offering, and shall be used to reimburse Reorganized Solutia for costs associated with providing Other
                                   Post-Employment Benefits (as defined below) to Pre-Spin Retirees in accordance with the terms of this Agreement. Sub Account 2 shall be funded with the Retiree Shares (as defined below) and the proceeds of the sales thereof, and shall be used to reimburse Reorganized Solutia for costs associated with providing Other
                                   Post-Employment Benefits to Pre- and
                                   Post-Spin Retirees subject to and in
                                   accordance with the terms of this
                                   Agreement.





-------------------------
(3) It is a condition precedent to the Effective Date that from the proceeds of the Rights Offering, $175 million shall fund the Retiree Trust and $75 million shall fund Funding Co.

THE RELATIONSHIP AGREEMENT         The mechanism by which Funding Co. will
                                   make contributions to Reorganized Solutia from the Environmental Account and the Unallocated Account shall be governed by an agreement (the "Relationship Agreement"), which will be executed by Reorganized
                                   Solutia, Funding Co., and Monsanto, and
                                   which will be reasonably acceptable to the Creditors' Committee.

INVESTMENT OF RETIREE TRUST        Cash held by the Retiree Trust shall,
FUNDS                              subject to the requirements of the Employee
                                   Retirement Income Security Act of 1974 and
                                   all of the rules and regulations
                                   promulgated thereunder, as amended
                                   ("ERISA") and the Internal Revenue Code, be
                                   invested by the Trustee (as defined below)
                                   in short-term, well-diversified, high
                                   quality investment instruments, with a
                                   primary objective of capital preservation,
                                   that are reasonably acceptable to
                                   Reorganized Solutia, including one or more
                                   of: (a) interest bearing accounts with a
                                   commercial bank having at least $10 billion
                                   in assets (a "Qualified Financial
                                                 -------------------
                                   Institution"); (b) direct obligations of
                                   -----------
                                   the United States; (c) obligations for
                                   which the full faith and credit of the
                                   United States is pledged to provide for the payment of principal and interest; (d) commercial paper rated in one of the four highest debt rating categories of Moody's
                                   Investor Services, Inc. and Standard &
                                   Poor's Corporation (without regard to
                                   gradation); (e) certificates of deposit
                                   issued by Qualified Financial Institutions;
                                   (f) bankers' acceptances issued by
                                   Qualified Financial Institutions; (g)
                                   repurchase agreements with Qualified
                                   Financial Institutions; (h) floating rate notes rated at least AA; (i) tax exempt municipal bonds and notes rated at least
                                   AA; and (j) money market funds
                                   (collectively, the "Permitted
                                   Investments").

REIMBURSEMENT OF OTHER             Following the Effective Date and subject to
POST-EMPLOYMENT BENEFITS           the terms of the Retiree Trust Agreement
                                   (as defined below), every two weeks, the Retiree Trust shall reimburse Reorganized
                                   Solutia or its successors in cash from Sub
                                   Account 1 for its actual out-of-pocket
                                   costs, including all administrative costs, net of, among other things, Medicare reimbursements and Pre-Spin Retirees' medical expense contributions ("Net
                                   Costs"), for providing retiree medical,
                                   retiree life insurance and disability
                                   benefits (collectively, "Other
                                   Post-Employment Benefits" or "OPEB") to
                                   Pre-Spin Retirees following the Effective
                                   Date. The reimbursement shall be for 100%
                                   of such Net Costs for the first twelve (12) months after the Effective Date, and for 90% of such Net Costs thereafter until the funds in Sub Account 1 have been exhausted.

                                   In addition, following the Effective Date and subject to the terms of the Retiree Trust Agreement, every two weeks, the Retiree

                                   Trust shall reimburse Reorganized Solutia
                                   from Sub Account 2 for 100% of its actual
                                   out-of-pocket costs, including all
                                   administrative costs, net of, among other
                                   things, Medicare reimbursements and Pre and
                                   Post-Spin Retirees' medical expense
                                   contributions, for providing Other
                                   Post-Employment Benefits to Pre- and
                                   Post-Spin Retirees following the Effective
                                   Date until the funds in Sub Account 2 are
                                   exhausted; provided, however, that
                                              --------  -------
                                   Reorganized Solutia may only seek the
                                   reimbursements described above when cash or
                                   other securities or investments
                                   constituting Permitted Investments are
                                   available in Sub Account 2 and; provided
                                                                   --------
                                   further that, to the extent that
                                   -------
                                   Reorganized Solutia has not been reimbursed from Sub Account 1 for the same cost or expense, the funds in Sub Account 2 shall be used to reimburse Reorganized Solutia for such current costs and expenses and shall be reserved in the following proportion: (a) 58% of all amounts deposited in Sub Account 2 during the term of the Retiree Trust Agreement, for Pre-Spin Retirees; and (b) 42% of all amounts deposited in Sub Account 2 during the term of the Retiree Trust Agreement, for Post-Spin Retirees.

MODIFICATION OF OTHER POST-        In consideration for the reduction in
EMPLOYMENT BENEFITS(4)             credit risk for Retirees in connection with
                                   OPEB benefits, as a result of (a) the
                                   formation, structure and pre-funding of the Retiree Trust and the Unallocated Account and (b) Reorganized Solutia's improved creditworthiness (as compared to that of Solutia), Reorganized Solutia shall retain the rights and benefits reflected in the Company's 2005 budget and long range plan, including its rights and benefits under the "Forsberg Settlement".(5)

                                   All rights and benefits provided to the
                                   Retirees and the Company under the Forsberg
                                   Settlement and the Post-Settlement Plan (as defined herein) shall be preserved and not changed, unless specifically modified or eliminated by the terms of this Agreement, or as otherwise permitted to be modified or eliminated under the terms of the Forsberg Settlement or the Post-Settlement Plan. The Retirees' continuing post-employment rights and benefits shall be incorporated into a comprehensive post-employment medical and other benefits plan (the "2007 Retiree Welfare Plan").

                                   In accordance with the foregoing, Reorganized Solutia shall be





-------------------------
(4) Capitalized terms, used but not defined in this section, shall have the meanings ascribed to them in the Forsberg Plan (as defined below) or the 2007 Retiree Welfare Plan.

(5) On November 1, 2001, Solutia, Monsanto, Pharmacia and representatives of the Retirees agreed to settle litigation related to medical benefits provided to Retirees (the "Forsberg Settlement"). Under the terms of the Forsberg Settlement, Solutia adopted and implemented the Solutia Inc. Medical Benefits Plan For Retirees (2002) (the "Forsberg Plan").

                                   permitted to implement the following
                                   changes to medical benefits for Medicare
                                   Eligible Retirees due to age:

    DEDUCTIBLE AMOUNT              50% of Medicare Part A Deductible.

    COVERED PROPORTION             Plan pays 80%.

    RETAIL PRESCRIPTION DRUGS      Participant pays 20% up to a $50 maximum per
    (UP TO 30 DAY SUPPLY) CO-      prescription or refill.
    PAYMENT AMOUNT

    MAIL ORDER                     Participant pays 20% per prescription or
    PRESCRIPTION DRUGS             refill.
    (UP TO 90 DAY SUPPLY)
    CO-PAYMENT AMOUNT

    INDIVIDUAL MAXIMUM AGGREGATE   $65,000.
    BENEFIT FOR EXPENSES INCURRED
    AFTER AGE 65

    PARTICIPANT MEDICAL EXPENSE    For all Forsberg Groups and Post-Settlement
    CONTRIBUTION(6)                Retirees (Group VI in the 2007 Retiree
                                   Welfare Plan)(7), the greater of 20% of the
                                   Annual Cost Per Covered Group or the
                                   Defined Dollar Limit Amount(8) as specified
                                   in Exhibit A hereto.
                                      ---------

                                   Subject to its rights under the terms of
                                   the Forsberg Settlement and the
                                   Post-Settlement Plan, Reorganized Solutia
                                   will not reduce the "Solutia Defined Dollar
                                   Limit" set forth on Exhibit A hereto.
                                                       ---------

    FORSBERG PLAN(9)               The Company's right to modify its Other
                                   Post-Employment Benefits as permitted by the terms of the Forsberg Settlement shall be retained by Reorganized Solutia and shall be implemented on the Effective Date or any date thereafter. Specifically,
                                   Reorganized Solutia intends to exercise its absolute right to amend or terminate the Forsberg Plan as it applies on and after January 1, 2007, to any member of Groups
                                   IIB or V except as to a Participant or
                                   covered Dependent Spouse who is


-------------------------
(6) Capitalized terms, used but not defined in this section, shall have the meanings ascribed to them in the Forsberg Plan.

(7) Solutia is not waiving any of its rights pursuant to the Solutia Inc. Medical Benefits Plan for Retirees (Post-Settlement) (the
     "Post-Settlement Plan") to make changes to the Participant Medical Expense Contribution or other provisions therein.

(8) The Defined Dollar Limit Amount shall be the difference between the Annual Cost Per Covered Group and the Solutia Defined Dollar Limit applicable to a Covered Group as delineated in Exhibit A.
                                                    ---------

(9) Capitalized terms, used but not defined in this section, shall have the meanings ascribed to them in the Forsberg Plan or the 2007 Retiree Welfare Plan.

                                   not then a Medicare Eligible Participant.
                                   Reorganized Solutia intends to exercise its right to amend or terminate the Forsberg Plan as it applies to any Participant or covered Dependent Spouse who is a member of Groups IIB or V on the earlier of (a) the date such Participant or covered Dependent Spouse becomes a Medicare Eligible Participant if such date is after January 1, 2007, or (b) the fifteenth anniversary of the Settlement Date (October 19, 2016). Reorganized Solutia intends to exercise its right to amend or terminate the Forsberg Plan as to any covered Dependent Child of a Retired Employee on or after the later of
                                   (a) the date Reorganized Solutia could
                                   amend or terminate the Forsberg Plan as to such Retired Employee, or (b) the date Reorganized Solutia could amend or terminate the Forsberg Plan as to such Retired Employee's covered Dependent Spouse.(10)

                                   In addition, for Participants who are not Medicare Eligible Participants, any Deductible Amount, any Covered Proportion until a Maximum Out-of-Pocket Amount is reached, any Covered Proportion after a Maximum Out-of-Pocket Amount is reached, and any Maximum Out-of-Pocket Amounts for a Plan Year shall be determined under the Solutia Inc. Salaried and Non-Union Hourly Employees' Medical Benefits Plan, and its successors (the "Active Plan") and Medical Plan Choice elected by the Covered Group. Covered Medical Expenses with respect to a Participant or Covered Dependent who is not a Medicare Eligible Participant shall be determined under the Active Plan. Participants who are not Medicare Eligible Participants and whose benefits were subject to a collective bargaining agreement and the Covered Dependents of such Participants shall receive prescription drug benefits on the same terms and conditions as under the Active Plan.

                                   The terms of the OPEB benefits provided
                                   under the Forsberg Plan that are not
                                   otherwise modified by the terms hereof
                                   shall be included in the 2007 Retiree
                                   Welfare Plan, subject to the terms and
                                   conditions set forth in the Forsberg Plan.



-------------------------
(10) Pursuant to the terms of that certain Stipulation And Order Between Solutia Inc. And the Official Committee Of Retirees of Solutia Inc. Pursuant to Section 1114 of the Bankruptcy Code, dated November 28, 2006 (Docket No. 3541) (the "Stipulation"), the Company was authorized, effective January 1, 2007, to terminate medical benefits for Retirees or participants in groups IIB and V of the Forsberg Plan and all Post-Settlement Plan participants who were Medicare Eligible. For such persons who were not Medicare Eligible as of this date, the Stipulation authorized the Company to terminate medical benefits on the earlier of
     (a) the date such Retirees or participants become Medicare Eligible if such date is on or after January 1, 2007, or (b) October 19, 2016. The treatment of these classes of Retirees was pursuant to Solutia's prepetition rights under the Forsberg Plan.

    POST-SETTLEMENT PLAN           The Company's right to make modifications
                                   permitted by the terms of the
                                   Post-Settlement Plan for Retirees who were not part of the Forsberg Settlement shall be retained by Reorganized Solutia and shall be implemented on the Effective Date or on any date thereafter.

    MEDICARE PART D                Reorganized Solutia shall retain 100% of
                                   any subsidy related to Medicare
                                   prescription drug coverage ("Medicare Part
                                   D"). Any reimbursement received by
                                   Reorganized Solutia will not be applied to determine the Medical Expense Contribution required of Retirees for participation in the 2007 Retiree Welfare Plan.

    NOTIFICATION OF MAXIMUM        Medicare Eligible Retirees who exceed 60
    AGGREGATE BENEFIT              percent and 85 percent of the Maximum
                                   Aggregate Benefit will receive a
                                   notification of the medical and pharmacy benefits applied toward the Maximum
                                   Aggregate Benefit. Upon reaching the
                                   Maximum Aggregate Benefit, Retirees will receive a notice of coverage termination.
                                   Such notices shall include a summary of
                                   medical and pharmacy benefits applied
                                   toward the Maximum Aggregate Benefit
                                   through December 31, 2001, and annual
                                   amounts applied thereafter. Such Retirees shall retain their rights under ERISA to appeal any such calculation, although the calculations shall bind any Retiree who fails to timely appeal such calculation.
                                   Amounts paid by the Company for each
                                   Retiree shall be included in the
                                   calculation of the Maximum Aggregate
                                   Benefit, even if such amounts are later
                                   reimbursed by government subsidies under
                                   Medicare.

    2007 RETIREE                   The 2007 Retiree Welfare Plan will modify,
    WELFARE PLAN                   amend and supersede the terms of the
                                   Forsberg and Post-Settlement Plans as
                                   provided in this Agreement.

                                   The 2007 Retiree Welfare Plan will be filed with the Bankruptcy Court at least 10 days prior to the hearing on confirmation of the Plan (the "Confirmation Hearing"), and the terms thereof shall be reasonably acceptable to the Retirees' Committee.

    PLAN SPONSORSHIP               The Company and the Retirees each reserve
                                   all of their rights, if any, with respect to Reorganized Solutia's sponsorship of
                                   OPEB benefits.

    LIFE INSURANCE                 The 2007 Retiree Welfare Plan shall provide
                                   life insurance benefits to former employees covered under Solutia's retiree life insurance plan on the Effective Date consistent with the following:

                                        a)  for each former employee covered
                                            on the Effective Date who retired
                                            prior to January 1, 1986, such
                                            former employee's current life
                                            insurance coverage, up to a
                                            maximum coverage limit of $12,500;

                                        b)  for each former employee covered
                                            on the Effective Date who retired
                                            from January 1, 1986 through
                                            December 31, 2001, such former
                                            employee's current life insurance
                                            coverage, up to a maximum coverage
                                            limit of $10,000; and

                                        c)  for each former employee covered
                                            on the Effective Date who retired
                                            after December 31, 2001, the life
                                            insurance benefit will be
                                            eliminated.

                                   These life insurance benefits shall not be subject to change. These life insurance benefits shall continue in the event that any recipient is not covered for medical benefits under the 2007 Retiree Welfare Plan or any subsequent retiree medical benefit plans.

RETIREE TRUST                      The Retiree Trust shall be established on
                                   the Effective Date. To the extent permitted under ERISA and the Internal Revenue Code, the Retiree Trust shall hold in trust all assets contributed thereto.

                                   The trustee for the Retiree Trust (the
                                   "Trustee") shall be a qualified
                                   institutional trustee selected by the
                                   Company and reasonably acceptable to the Retirees' Committee and the Creditors' Committee.

                                   At least 10-days prior to the Confirmation
                                   Hearing, the Retirees' Committee shall
                                   appoint a 3-person liaison committee (the
                                   "Retiree Liaison Committee"). The duties of
                                   the Retiree Liaison Committee shall be set
                                   forth in the 2007 Retiree Welfare Plan.
                                   Subject to the requirements of, and solely
                                   to the extent permitted by, ERISA and the
                                   Internal Revenue Code, the Trustee shall
                                   have the authority to reimburse all
                                   reasonable, actual, out-of-pocket expenses
                                   incurred by the members of the Retiree
                                   Liaison Committee in the performance of
                                   their duties; provided, however, that such
                                                 --------  -------
                                   reimbursements shall not exceed $3,000 in the aggregate in any calendar year.

                                   The duties and powers of the Trustee shall be enumerated in a trust instrument (the "Retiree Trust Agreement") subject to the requirements of ERISA and the Internal Revenue Code and reasonably acceptable to the Company, Monsanto, the Creditors' Committee and the Retirees' Committee. The Retiree Trust Agreement shall provide for:

                                   1.  Payment (within 10 days from the
                                       submission of detailed invoices to the
                                       Trustee) of Reorganized Solutia's
                                       requests for reimbursement from the
                                       Retiree Trust in compliance with the
                                       terms of this Agreement and the 2007
                                       Retiree Welfare Plan.

                                   2.  The Trustee's ability to sell the
                                       Retiree Shares (defined below) and use
                                       the proceeds of such sales to reimburse
                                       Reorganized Solutia in accordance with
                                       the terms of this Agreement and the
                                       2007 Retiree Welfare Plan. Neither
                                       Reorganized Solutia, Monsanto, Funding
                                       Co., nor any of their respective
                                       agents, directors, officers or
                                       employees, shall have or assume any
                                       liability with respect to any decision
                                       by the Trustee to sell or not sell the
                                       Retiree Shares held in the Retiree
                                       Trust at any given time.

                                   3.  In the event that no Pre-Spin Retirees
                                       are participating in the 2007 Retiree
                                       Welfare Plan, any amounts remaining in
                                       the Retiree Trust shall be used to
                                       reimburse Reorganized Solutia for costs
                                       incurred in connection with providing
                                       Other Post-Employment Benefits to
                                       Post-Spin Retirees. In the event that
                                       no Pre-Spin Retirees and fewer than 100
                                       Post-Spin Retirees are participating in
                                       the 2007 Retiree Welfare Plan, the
                                       amounts remaining in the Retiree Trust
                                       shall be used to reimburse Reorganized
                                       Solutia for costs incurred in providing
                                       Other Post-Employment Benefits to
                                       Post-Spin Retirees and medical and
                                       other welfare benefits to Reorganized
                                       Solutia's active employees.

RETIREE CLAIM                      The Retirees, as a class, shall be entitled
                                   to an Allowed(11) non-priority unsecured claim in the aggregate amount of $35 million (the "Retiree Claim"), based on reductions in OPEB that the Company could not have unilaterally imposed on Retirees pursuant to the terms of the Forsberg
                                   Settlement and its other rights.

                                   In full and complete satisfaction of the Retiree Claim, and for the benefit of all Retirees, Reorganized Solutia shall contribute to the Retiree Trust, subject to any consents or approvals required under ERISA and the Internal Revenue Code (including, for the


-------------------------
(11) "Allowed" shall mean any claim that is determined to be a valid claim in the Company's chapter 11 cases based on the Company's schedules or through settlement, litigation or otherwise.

                                   avoidance of doubt, the obtaining of an
                                   exemption from any "prohibited
                                   transactions", as defined in Section 4975
                                   of the Internal Revenue Code or Section 406
                                   of ERISA), the number of shares of New
                                   Common Stock necessary to provide a
                                   recovery on account of the Retiree Claim
                                   that is equal to the implied recovery for
                                   all General Unsecured Creditors (as defined
                                   in the Plan) who do not participate in the
                                   Rights Offering. The recovery on account of
                                   the Retiree Claim (the "Retiree Recovery")
                                   shall be computed based on (i) the
                                   aggregate equity value in Reorganized
                                   Solutia distributable to General Unsecured
                                   Creditors approved by the Bankruptcy Court
                                   (or the mid-point of the range of values
                                   established by the Bankruptcy Court), and
                                   (ii) the mid-point of the range of
                                   projected final aggregate amounts of
                                   General Unsecured Claims, as set forth in
                                   the disclosure statement filed in
                                   connection with the Plan and approved by
                                   the Bankruptcy Court, after accounting for
                                   the discount in the Rights Offering and
                                   prior to any dilution in General Unsecured
                                   Creditor recoveries resulting from the
                                   resolution of Disputed General Unsecured
                                   Claims (as defined in the Plan), provided,
                                                                    --------
                                   however, that the number of shares of New
                                   -------
                                   Common Stock distributed to the Retiree
                                   Trust in satisfaction of the Retiree Claim
                                   (collectively, the "Retiree Shares") shall be subject to pro-rata dilution on account of the Incentive Plan (as defined in the Plan).

                                   Notwithstanding anything contained in the
                                   preceding paragraph to the contrary, in the
                                   event that the consents and approvals
                                   described above have not been obtained
                                   within 30 days from the Effective Date
                                   (which period may be extended upon the
                                   mutual written consent of Reorganized
                                   Solutia and the Retiree Liaison Committee),
                                   in full and complete satisfaction of the
                                   Retiree Claim, Reorganized Solutia shall
                                   deposit Retiree Shares in the Retiree Trust
                                   equal to 10% of the value of the Retiree
                                   Trust on such date and all proceeds (net of
                                   sales commissions and other transaction
                                   fees) from the sale of the balance of the
                                   Retiree Shares that would have been
                                   deposited on account of the Retiree Claim
                                   had the consents and approvals been
                                   received; provided that the total number of
                                             --------
                                   shares of New Common Stock deposited in the
                                   Retiree Trust or sold in accordance with
                                   the foregoing shall not exceed the number
                                   of Retiree Shares distributed on account of
                                   the Retiree Recovery; and provided further
                                                             -------- -------
                                   that if the contribution of Retiree Shares to the Retiree Trust in accordance with the foregoing and/or the holding of the Retiree Shares by the Retiree Trust would constitute or result in a "prohibited transaction", as defined in Section 4975 of the Internal Revenue Code or Section 406 of ERISA, the Retiree Shares shall be sold and the proceeds (net of sales commissions and other transaction fees) of such sale shall be contributed to the Retiree Trust in lieu of the Retiree Shares under circumstances reasonably agreed to between the Retirees' Committee and the Company.

                                   The Retiree Shares and the proceeds from sales thereof shall be held in Sub Account 2 and shall be used to reimburse Reorganized Solutia in accordance with the terms of this Agreement and the 2007 Retiree Welfare Plan.

                                   The Company and the Retirees' Committee
                                   agree to use their reasonable efforts to assist in seeking any exemption of the application of the "prohibited transactions" rules described in this section with respect to the number of Retiree Shares to be distributed to the Retiree Trust.

                                   The Retiree Claim and all rights and
                                   obligations associated therewith shall be held and managed by the Retirees' Committee as the authorized representative for the Retirees. The Retirees' Committee may authorize its counsel to act as the agent for the Retirees' Committee with respect to the Retiree Claim.

                                   Any and all claims filed by individual
                                   Retirees on account of reductions in their OPEB benefits as a result of the Company's chapter 11 cases, shall be disallowed and expunged from the Company's claims register on the Effective Date as duplicative of the Retiree Claim.

RELEASE In consideration of Monsanto's agreement to, among other things, enter into the Monsanto Settlement (as defined in the Plan) and Pharmacia's agreement to waive certain indemnity claims against the Company, which will collectively enable Reorganized Solutia to satisfy its OPEB obligations to Retirees as modified by the Retiree Settlement, and improve Reorganized Solutia's creditworthiness, which consideration is integral to the effectuation of the Plan, the consummation of any transactions contemplated thereby and Reorganized Solutia's ability to perform its prospective obligations, upon the Effective Date, the Retirees' Committee, its members and professionals, the Retirees and each of their respective officers, directors, employees, heirs, executors, administrators, successors and assigns (collectively, the "Retiree Parties") shall hereby be deemed to have released and discharged the Company, Monsanto, Pharmacia, any employee benefit plans of Monsanto or Pharmacia and their respective officers, directors, employees, affiliates, successors, assigns, representatives, agents, advisors and professionals (collectively, the "Released Parties") from, and the order confirming the Plan (the "Confirmation Order") and the order approving the terms of this Agreement (the "Retiree Approval

                                   Order") shall operate as an injunction
                                   against, the commencement or continuation
                                   of any action, the employment of process,
                                   or any act to collect, recover or offset,
                                   any "claim" (as defined in section 101(5)
                                   of the Bankruptcy Code) and any "debt" (as
                                   that term is defined in section 101(12) of
                                   the Bankruptcy Code), related to "retiree
                                   benefits" (as defined in section 1114(a) of
                                   the Bankruptcy Code), including the partial
                                   reservation of claims in the class action
                                   settlement approved by the U.S. District
                                   Court for the Northern District of Florida,
                                   Pensacola Division, in Solutia Inc. v.
                                   Forsberg, et al., No. 3:98CV237, whether
                                   such claim is reduced to judgment or not,
                                   liquidated or unliquidated, contingent or
                                   noncontingent, asserted or unasserted,
                                   fixed or not, matured or unmatured,
                                   disputed or undisputed, legal or equitable,
                                   known or unknown that the Retiree Parties
                                   had, have or may have against the Released
                                   Parties. This Agreement, the Plan and any
                                   order approving the Retiree Settlement
                                   shall provide for and effectuate a
                                   discharge of the Released Parties to the
                                   fullest extent permitted by applicable law
                                   with respect to any and all claims of the
                                   Retiree Parties related to "retiree
                                   benefits" (as defined in section 1114(a) of
                                   the Bankruptcy Code); provided, however,
                                                         --------  -------
                                   that the foregoing shall not release and discharge (a) Reorganized Solutia from the performance of its obligations under this Agreement, or (b) Monsanto from the performance of its obligations under this Agreement.

EXCULPATION                        The Plan and Confirmation Order shall
AND LIMITATION OF LIABILITY        provide that the Retirees' Committee and
                                   each of its current and former members,
                                   agents, advisors and professionals, in each case in their capacity as such, shall not have or incur any liability to, or be subject to any right of action by, any Holder of a Claim (as defined in the Plan), or any other party in interest, or any of their respective agents, direct or indirect shareholders, employees, representatives, financial advisors, attorneys or affiliates, or any of their respective successors or assigns, for any act or omission in connection with, relating to, or arising out of, the Chapter 11 Cases, the pursuit of confirmation of the Plan, the consummation of the Plan, or the administration of the Plan or the property to be distributed under the Plan, except for their willful misconduct, criminal conduct, misuse of confidential information that causes damages, fraud, ultra vires acts or gross negligence, and in all respects shall be entitled to rely reasonably upon the advice of counsel with respect to their duties and responsibilities under the Plan.

STAY OF APPEAL                     On or about February 16, 2006, the Company
                                   and the Retirees' Committee jointly sought to stay the appeal, captioned Solutia Inc.
                                   et al. v. Official Committee of Retirees
                                   (Civil no. 04-CIV-9587 (KMK)), pending
                                   before the United States District Court for the Southern District of New York, pending approval of the Retiree Settlement. On the Effective Date, this appeal shall be deemed withdrawn with prejudice.

WITHDRAWAL OF ADVERSARY            On the Effective Date, that certain
PROCEEDINGS                        adversary proceeding, captioned, The
                                   Official Committee of Retirees v. Solutia,
                                   Inc., Pharmacia Corporation and Monsanto
                                   Company (Adv. Proc. no. 04-03057 (PCB))
                                   shall be deemed withdrawn with prejudice.

RETIREE APPROVAL ORDER             The Retiree Approval Order shall (i)
                                   approve the terms of this Agreement,
                                   including all releases, injunctions,
                                   exculpations and limitations of liability contained herein, pursuant to section 1114 of the Bankruptcy Code, Bankruptcy Rule
                                   9019 and any other applicable provisions of the Bankruptcy Code and Bankruptcy Rules;
                                   (ii) direct the Company and the Retirees'
                                   Committee to file a copy of this Agreement and the Retiree Approval Order with the U.S. District Court for the Northern
                                   District of Florida, Pensacola Division, in
                                   Solutia Inc. v. Forsberg, et al., No.
                                   3:98CV237; (iii) specify that the prior
                                   order approving the Forsberg Settlement and the Forsberg Plan has been superseded in all respects by the terms of this Agreement; (iv) provide that the Retirees'
                                   Committee is authorized and empowered to execute and deliver this Agreement on behalf of the Retirees pursuant to section
                                   1114(e)(1)(B) of the Bankruptcy Code; and
                                   (v) expressly reserve exclusive
                                   jurisdiction for the enforcement of the
                                   terms of this Agreement and the Retiree
                                   Settlement in the United States Bankruptcy
                                   Court for the Southern District of New
                                   York.

SUPPORT The Retirees' Committee agrees to support confirmation of the Plan filed by Solutia with the Bankruptcy Court.

                                   The Company, the Retirees' Committee,
                                   Monsanto and the Creditors' Committee agree to support the Retiree Settlement consistent with the terms set forth herein, including by, among other things, seeking Bankruptcy Court approval of the Retiree Settlement, pursuant to Bankruptcy Rule 9019. In addition, the Retirees' Committee will assist the Company and Monsanto in ensuring proper service of such motion and the terms of this Agreement is made on all Retirees.

CHANGED CIRCUMSTANCES              Notwithstanding anything contained herein
                                   to the contrary, this Agreement shall
                                   terminate and be of no further force or
                                   effect if, and only if, prior to the
                                   Effective Date: (i) that certain adversary proceeding, captioned Official Committee of
                                   Equity Security Holders of Solutia, Inc.,
                                   v. Monsanto Company, and Pharmacia
                                   Corporation (Case Nos. 03-17949 (PCB))
                                   results in a final, binding and
                                   non-appealable determination by a court of competent jurisdiction that Monsanto and/or
                                   Pharmacia are solely responsible for
                                   liabilities in connection with Pre-Spin
                                   OPEB benefits, and the Company is fully and unconditionally discharged from any and all direct or indirect obligations with respect to the OPEB benefits or the Pre-Spin
                                   Retirees; (ii) Solutia's chapter 11 cases currently pending before the Bankruptcy
                                   Court are converted to a case under chapter
                                   7 of the Bankruptcy Code; or (iii) the Plan is modified such that the holders of General Unsecured Claims against the
                                   Company, other than the holders of
                                   Convenience Claims (as defined in the
                                   Plan), are to receive cash from Reorganized
                                   Solutia totaling more than 2% of the
                                   aggregate Allowed amount of General
                                   Unsecured Claims on account of such claims and the Retirees do not.

         IN WITNESS WHEREOF, the undersigned, intending to be bound by the terms of this Agreement, have caused this Agreement to be executed by its duly authorized officer, in each case as of this 10th day of July, 2007.





                                    SOLUTIA INC.


                                    /s/Jeffry N. Quinn
                                    -----------------------------------------
                                    By:  Jeffry N. Quinn
                                    Its: President & Chief Executive Officer



                    [Signatures Continue on the Next Page]

                                    THE OFFICIAL COMMITTEE OF RETIREES OF
                                    SOLUTIA INC.


                                    /s/Daniel D. Doyle
                                    -----------------------------------------
                                    By: Spencer Fane Britt Browne LLP
                                    Its: Co-counsel




                                    /s/R. Scott Williams
                                    -----------------------------------------
                                    By: Haskell Slaughter Young & Rediker
                                    Its: Co-counsel



                    [Signatures Continue on the Next Page]

                                    THE OFFICIAL COMMITTEE OF RETIREES
                                    OF SOLUTIA INC.


                                    /s/Kenneth M. Kettler
                                    -----------------------------------------
                                    By: Kenneth M. Kettler
                                    Its: Chairman



                    [Signatures Continue on the Next Page]

                                    MONSANTO COMPANY


                                    /s/David F. Snively
                                    -----------------------------------------
                                    By:  David F. Snively
                                    Its: Senior Vice President, Secretary and
                                         General Counsel

                                    THE OFFICIAL COMMITTEE OF UNSECURED
                                    CREDITORS OF SOLUTIA INC.


                                    /s/James R. Savin
                                    -----------------------------------------
                                    By: Akin Gump Strauss Hauer & Feld LLP
                                    Its: Counsel

                                                                EXECUTION COPY


                                   Exhibit A
                                   ---------

For each Plan Year, each Participant of Groups IA and IIIA shall pay an annual Medical Expense Contribution equal to the greater of 20% of the Annual Cost Per Covered Group, or the applicable Defined Dollar Limit Amount(12) as determined by the following table:

----------------------------------------------------------------------------------------------------------------------
                                                                 SOLUTIA DEFINED DOLLAR LIMIT
----------------------------------------------------------------------------------------------------------------------
                                         RETIREE (OR SURVIVING SPOUSE) BEFORE    RETIREE (OR SURVIVING SPOUSE) AFTER
COVERED GROUP                                           AGE 65                                 AGE 65
----------------------------------------------------------------------------------------------------------------------
Retiree Only                                            $6,600                                 $2,000
----------------------------------------------------------------------------------------------------------------------
Surviving Spouse Only                                   $5,100                                 $1,650
----------------------------------------------------------------------------------------------------------------------
Retiree and Spouse (under 65)                          $11,700                                 $7,100
----------------------------------------------------------------------------------------------------------------------
Retiree and Spouse (over 65)                            $7,950                                 $3,650
----------------------------------------------------------------------------------------------------------------------
Retiree and Child(ren)                                  $9,000                                 $4,400
----------------------------------------------------------------------------------------------------------------------
Retiree, Spouse (under 65) and
Child(ren)                                             $14,100                                 $9,500
----------------------------------------------------------------------------------------------------------------------
Retiree, Spouse (over 65) and
Child(ren)                                             $10,350                                 $6,050
----------------------------------------------------------------------------------------------------------------------

For each Plan Year, each Participant of Groups IB and IIIB shall pay an annual Medical Expense Contribution equal to the greater of 20% of the Annual Cost Per Covered Group, or the applicable Defined Dollar Limit Amount as determined by the following table:

----------------------------------------------------------------------------------------------------------------------
                                                                 SOLUTIA DEFINED DOLLAR LIMIT
----------------------------------------------------------------------------------------------------------------------
                                         RETIREE (OR SURVIVING SPOUSE) BEFORE    RETIREE (OR SURVIVING SPOUSE) AFTER
COVERED GROUP                                           AGE 65                                 AGE 65
----------------------------------------------------------------------------------------------------------------------
Retiree Only                                            $6,600                                 $1,800
----------------------------------------------------------------------------------------------------------------------
Surviving Spouse Only                                   $5,100                                 $1,475
----------------------------------------------------------------------------------------------------------------------
Retiree and Spouse (under 65)                          $11,700                                 $6,900
----------------------------------------------------------------------------------------------------------------------
Retiree and Spouse (over 65)                            $7,950                                 $3,275
----------------------------------------------------------------------------------------------------------------------
Retiree and Child(ren)                                  $9,000                                 $4,200
----------------------------------------------------------------------------------------------------------------------
Retiree, Spouse (under 65) and
Child(ren)                                             $14,100                                 $9,300
----------------------------------------------------------------------------------------------------------------------
Retiree, Spouse (over 65) and
Child(ren)                                             $10,350                                 $5,675
----------------------------------------------------------------------------------------------------------------------





-------------------------
(12) The Defined Dollar Limit Amount shall be the difference between the Annual Cost Per Covered Group and the Solutia Defined Dollar Limit applicable to a Covered Group as delineated in this Exhibit A.
                                                         ---------

For each Plan Year, each Participant of Groups IIA, IIB, IV and V and Post-Settlement Participants shall pay an annual Medical Expense Contribution equal to the greater of 20% of the Annual Cost Per Covered Group, or the applicable Defined Dollar Limit Amount(13) as determined by the following table:

----------------------------------------------------------------------------------------------------------------------
                                                                 SOLUTIA DEFINED DOLLAR LIMIT
----------------------------------------------------------------------------------------------------------------------
                                         RETIREE (OR SURVIVING SPOUSE) BEFORE    RETIREE (OR SURVIVING SPOUSE) AFTER
COVERED GROUP                                           AGE 65                                 AGE 65
----------------------------------------------------------------------------------------------------------------------
Retiree Only                                            $6,600                                 $1,650
----------------------------------------------------------------------------------------------------------------------
Surviving Spouse Only                                   $5,100                                 $1,350
----------------------------------------------------------------------------------------------------------------------
Retiree and Spouse (under 65)                          $11,700                                 $6,750
----------------------------------------------------------------------------------------------------------------------
Retiree and Spouse (over 65)                            $7,950                                 $3,000
----------------------------------------------------------------------------------------------------------------------
Retiree and Child(ren)                                  $9,000                                 $4,050
----------------------------------------------------------------------------------------------------------------------
Retiree, Spouse (under 65) and
Child(ren)                                             $14,100                                 $9,150
----------------------------------------------------------------------------------------------------------------------
Retiree, Spouse (over 65) and
Child(ren)                                             $10,350                                 $5,400
----------------------------------------------------------------------------------------------------------------------








-------------------------
(13) Solutia is not waiving any of its rights pursuant to the Post-Settlement Plan to make changes to the Participant Medical Expense Contribution or other provisions therein.

                                     -2-